EXECUTION VERSION
AMENDMENT NO. 3 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NO. 3 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of May 4, 2021, among the following: (i) PREFERRED APARTMENT COMMUNITIES OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (“PAC OP”), (ii) PAC CARVEOUT, LLC, a Delaware limited liability company (“PAC Carveout” and, together with PAC OP, each a “Borrower” and, collectively, the “Borrowers”), (iii) PREFERRED APARTMENT COMMUNITIES, INC., a Maryland corporation (the “PAC REIT”), as a Credit Party; (iv) the lenders from time to time party hereto (each a “Lender” and collectively, the “Lenders”); (v) each of the undersigned Subsidiary Guarantors; and (vi) KEYBANK NATIONAL ASSOCIATION, as the administrative agent (the “Administrative Agent”).
RECITALS:

A.    PAC OP, the PAC REIT, the Administrative Agent, and the Lenders are parties to the Fourth Amended and Restated Credit Agreement, dated as of August 5, 2016, as amended by the Amendment No. 1 to Fourth Amended and Restated Credit Agreement, Amendment No. 1 to Fourth Amended and Restated Management Fee Subordination Agreement and Amendment No. 1 to Fourth Amended and Restated Pledge and Security Agreement dated as of December 21, 2016, by and among PAC OP, the PAC REIT, Preferred Apartment Advisors, LLC, a Delaware limited liability company, the Subsidiary Guarantors party thereto, the Administrative Agent and the lenders party thereto, as affected by a Commitment Increase Agreement dated as of December 21, 2016, by and among PAC OP, the Administrative Agent and the lenders party thereto, as affected by a Commitment Increase Agreement dated as of March 23, 2018, by and among PAC OP, the Administrative Agent and the lenders party thereto, as further amended by the Amendment No. 2 to Fourth Amended and Restated Credit Agreement dated as of December 12, 2018, by and among PAC OP, the PAC REIT, the Subsidiary Guarantors party thereto, the Administrative Agent and the lenders party thereto, as further amended by that certain Letter Agreement dated as of February 27, 2019, as further amended by that certain Letter Agreement dated as of August 6, 2020, and as further amended by that certain Letter Agreement dated as of November 9, 2020 (as so affected and amended and as in effect immediately prior to the date hereof, the “Credit Agreement”).
B.    The Borrowers, the Administrative Agent and the Lenders desire to amend the Credit Agreement and certain other Loan Documents to modify certain provisions thereof (the Credit Agreement as so amended hereby, the “Amended Credit Agreement”).
AGREEMENT:

In consideration of the premises and mutual covenants herein and for other valuable consideration, the parties hereto agree as follows:
Section 1. Definitions. Unless otherwise defined herein, each capitalized term used in this Amendment and not defined herein shall be defined in accordance with the Amended Credit Agreement.
Section 2. Amendments to Credit Agreement. Subject to the conditions precedent set forth in Section 3 below, as of the Amendment Effective Date (as defined below):
2.1    The Credit Agreement is hereby amended to delete the red font stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the blue font double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in Exhibit A attached hereto such that, immediately after giving effect to this Amendment, the Amended Credit Agreement will read as set forth in Exhibit A.
2.2    The Credit Agreement is further amended by replacing Exhibit B-1 of the Credit Agreement with Exhibit B-1 attached hereto.
2.3    All references in the Security Agreement to “Borrower” shall be deemed to refer to the Borrowers, collectively, or each Borrower, individually, as the context may require.
Section 3.     Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:
(i)    Amendment Executed. This Amendment shall have been executed by each of the Borrowers, the PAC REIT, each Subsidiary Guarantor (including each Joinder Subsidiary), the Administrative Agent, and the Required Lenders, and counterparts hereof as so executed shall have been delivered to the Administrative Agent.
(ii)    Joinder and Additional Security Documents. The Administrative Agent shall have received, (a) with respect to each of the Subsidiaries listed on Schedule I attached hereto (each, a “Joinder Subsidiary” and, collectively, the “Joinder Subsidiaries”), a Security Agreement Joinder (as defined in the Security Agreement), duly executed by such Joinder Subsidiary, pursuant to which such Subsidiary joins the Security Agreement as a “Grantor” thereunder and (b) with respect to each Joinder Subsidiary and each other existing Credit Party, subject to the Collateral Waiver (as defined below), all such other applicable Security Documents, instruments, certificates and other agreements as are described in Section 6.10 of the Amended Credit Agreement.
(iii)    Officer’s Certificate; Resolutions. Each of the Borrowers, the PAC REIT and each Subsidiary Guarantor (including each Joinder Subsidiary) shall have delivered to the Administrative Agent an officer’s certificate, dated as of the Amendment Effective Date, certifying (A) that attached thereto is a true, correct and complete copy of the Certificate or Articles of Incorporation or equivalent formation document and the bylaws, partnership agreement, operating agreement or equivalent governing document of such Person and, with respect to the Certificate or Articles of Incorporation or equivalent formation document, certified as of a recent date by such Person’s jurisdiction of formation, (B) that attached thereto is a certificate of good standing for such Person issued by such Person’s jurisdiction of formation and certificates of foreign qualification from each other jurisdiction in which such Person is authorized or qualified to do business, in each case, dated as of a date reasonably close to the Amendment Effective Date, (C) that attached thereto is a true and complete copy of resolutions of the Board of Directors (or similar governing body) of such Person approving this Amendment and the other Loan Documents to which such Person is or may become a party, and that such resolutions have not been modified, rescinded or amended and are in full force and effect as of the date of such certificate, and (D) as to the signature and incumbency certificates of the officers executing this Amendment or any of the other Loan Documents or any other document delivered in connection herewith on behalf of such Person; provided that, in the case of the certificate delivered with respect to any Credit Party (other than the Joinder Subsidiaries), such certificate can certify that there have been no changes to the documents or items described in the foregoing clauses (A) or (D) since the most recent delivery thereof to the Administrative Agent prior to the Amendment Effective Date.

(iv)    Guaranty. An amended and restated Guaranty, in form and substance reasonably satisfactory to the Administrative Agent, shall have been executed by each of the Borrowers, the PAC REIT, each Subsidiary Guarantor (including each Joinder Subsidiary), and the Administrative Agent.
(v)    Management Subordination Agreement. The Management Subordination Agreement shall have been executed by each of the Advisor, PAC Carveout and the Administrative Agent.
(vi)     Other Legal Documentation. The Administrative Agent shall have received in form and substance reasonably satisfactory to it:
(A)     Note or amended and restated Note, as applicable, executed by the Borrowers in favor of each Lender that requests such a Note;
(B)     opinions of counsel from counsel to the Credit Parties, each of which shall be addressed to the Administrative Agent and the Lenders and in form and substance reasonably satisfactory to the Administrative Agent;
(C)    a solvency certificate in the form attached to the Amended Credit Agreement as Exhibit D executed by a Financial Officer of the PAC REIT;
(D)    a Perfection Certificate with respect to each Credit Party (including each Joinder Subsidiary); and
(E)    a certificate, dated as of the Amendment Effective Date, of an Authorized Officer of the PAC REIT, certifying that: (i) no Default or Event of Default has occurred or is continuing; (ii) all representations and warranties of each Credit Party set forth in each Loan Document to which any Credit Party is a party are true and correct in all material respects (or, in the case of any representation and warranty that is already subject to a materiality qualifier, true and correct), and (iii) on a pro forma basis as of the Amendment Effective Date, the Credit Parties are compliance with the financial covenants contained in Section 7.08 of the Amended Credit Agreement (together with a computation of the financial covenants supporting same in detail satisfactory to the Administrative Agent).
(vii)    Fees and Expenses. The Borrowers shall have paid or caused to be paid (i) all reasonable fees and expenses of the Administrative Agent, including the reasonable fees of counsel to the Administrative Agent, that have been invoiced on or prior to the date of this Amendment, and (ii) all fees payable on the Amendment Effective Date pursuant to that certain Fee Letter, dated as of March 24, 2021, by and among the Administrative Agent, KeyBanc Capital Markets Inc. and the Borrowers.
(viii)    Patriot Act. The Administrative Agent shall have received, at least five (5) Business Days prior to the Amendment Effective Date, all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA Patriot Act.
(ix)    Beneficial Ownership. The Administrative Agent shall have received, upon its request, in form and substance satisfactory to the Administrative Agent, a Beneficial Ownership Certification in relation to each Borrower.
Section 4.     Amendment Effective Date. This Amendment shall be effective on the date (the “Amendment Effective Date”) upon which the conditions precedent set forth in Section 3 above are satisfied. The Administrative Agent shall provide the Borrowers and the Lenders written notice immediately upon the occurrence of the Amendment Effective Date. Unless otherwise specifically set forth herein, each of the amendments and other modifications set forth in this Amendment shall be effective on and after the Amendment Effective Date.
Section 5.     Post-Closing Covenant. By no later than thirty (30) days after the Amendment Effective Date (or such later date as the Administrative Agent may agree in its sole discretion), the Borrowers shall deliver to the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent, an updated indemnity policy of insurance for loss based on failure of attachment, perfection or priority of the Administrative Agent’s security interest in the Equity Interests in the Subsidiaries and in the Subsidiaries’ interest in certain mezzanine loan collateral, issued in the form of an “Eagle 9” UCC insurance policy by a title insurance company reasonably satisfactory to the Administrative Agent.
Section 6     Miscellaneous.
6.1    Representations and Warranties. Each Borrower, the PAC REIT and each Subsidiary Guarantor (including each Joinder Subsidiary), by signing below, hereby represents and warrants to the Administrative Agent and the Lenders that:
(i)    each Borrower, the PAC REIT and each Subsidiary Guarantor has the legal power and authority to execute and deliver this Amendment;
(ii)    the officers executing this Amendment on behalf of each Borrower, the PAC REIT and each Subsidiary Guarantor have been duly authorized to execute and deliver the same and bind such Borrower, the PAC REIT or such Subsidiary Guarantor, as applicable, with respect to the provisions hereof;
(iii)    the execution and delivery hereof by the Borrowers, the PAC REIT, and each Subsidiary Guarantor and the performance and observance by the Borrowers, the PAC REIT and each Subsidiary Guarantor of the provisions hereof do not violate or conflict with the Organizational Documents of any of the Borrowers, the PAC REIT or any Subsidiary Guarantor or any law applicable to any of the Borrowers, the PAC REIT or any Subsidiary Guarantor or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against any of the Borrowers, the PAC REIT or such Subsidiary Guarantor;
(iv)    no Default or Event of Default exists, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof;
(v)    none of the Borrowers, the PAC REIT or any Subsidiary Guarantor has any claim or offset against, or defense or counterclaim to, any obligations or liabilities of the Borrowers, the PAC REIT or such Subsidiary Guarantor under the Amended Credit Agreement or any other Loan Document;
(vi)    this Amendment constitutes a valid and binding obligation of each Borrower, the PAC REIT and each Subsidiary Guarantor in every respect, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights or by general principles of equity limiting the availability of equitable remedies;

(vii)    each of the representations and warranties set forth in Article V of the Amended Credit Agreement is true and correct in all material respects as of the date hereof, except to the extent that any thereof expressly relate to an earlier date; and
(viii)    as of the Amendment Effective Date, the information included in any Beneficial Ownership Certification is true and correct in all respects.
6.2    Limited Waiver. Subject to the terms and conditions set forth herein, the Administrative Agent and each of the Lenders party hereto (constituting Required Lenders), on the Amendment Effective Date, hereby waive (such waiver, the “Collateral Waiver”) the obligations of the Credit Parties set forth in Section 6.10 of the Amended Credit Agreement solely with respect to Collateral that is required to be sold or transferred to a third party pursuant to the Project Vortex Transaction (such Collateral, the “Vortex Assets”); provided, however, that, notwithstanding the foregoing, (i) in the event that the closing date of the Project Vortex Transaction (other than with respect to POP 251 Armour Yards, LLC (“POP 251 Armour Yards”)) shall not have occurred by September 30, 2021, the Collateral Waiver shall be immediately and automatically revoked with respect to the Vortex Assets (other than such assets as relate to POP 251 Armour Yards) and the Credit Parties shall cause to be delivered to the Administrative Agent such Additional Security Documents and any other documents, agreements or instruments required pursuant to Section 6.10 of the Amended Credit Agreement with respect to the Vortex Assets (other than such assets as relate to POP 251 Armour Yards), in each case, by no later than October 31, 2021 (or such later date as the Administrative Agent may approve in its sole discretion), and (ii) in the event that the closing date of the Project Vortex Transaction with respect to POP 251 Armour Yards shall not have occurred by March 31, 2022, the Collateral Waiver with respect thereto shall be immediately and automatically revoked, and the Credit Parties shall cause to be delivered to the Administrative Agent such Additional Security Documents and any other documents, agreements or instruments required pursuant to Section 6.10 of the Amended Credit Agreement with respect to such assets as relate to POP 251 Armour Yards, in each case, by no later than April 30, 2022 (or such later date as the Administrative Agent may approve in its sole discretion). The Collateral Waiver is a limited, one-time waiver and, except as expressly set forth herein, shall not be deemed to (a) constitute a waiver of any Default or Event of Default or any other provision of the Amended Credit Agreement or any of the other Loan Documents, whether now existing or hereafter arising, (b) constitute a waiver of any right or remedy of the Lenders under the Loan Documents (all such rights and remedies being expressly reserved by the Lenders), or (c) establish a custom or course of dealing or conduct between the Administrative Agent and/or the Lenders, on the one hand, and the Borrowers and/or any other Credit Party on the other hand. The Collateral Waiver shall not be deemed to constitute consent to any other act, omission or any breach of the Amended Credit Agreement or any of the other Loan Documents.
6.3    Credit Agreement Unaffected. Each reference to the Credit Agreement in any other Loan Document shall hereafter be construed as a reference to the Amended Credit Agreement. Except as herein otherwise specifically provided, (i) all provisions of the Credit Agreement shall remain in full force and effect and be unaffected hereby and (ii) the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any rights, power or remedy of the Lenders or the Administrative Agent under the Amended Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Amended Credit Agreement or any other Loan Document. The Collateral Waiver granted herein shall not create any assumption or expectation that any future waiver will be granted by the Administrative Agent and the Lenders. The amendments contained herein shall be deemed to have prospective application only. This Amendment is a Loan Document.

6.4    Guarantor Acknowledgment. The PAC REIT and each Subsidiary Guarantor, by signing this Amendment:
(i)    consents and agrees to and acknowledges the terms of this Amendment;
(ii)    acknowledges and agrees that all of the Loan Documents to which the PAC REIT and such Subsidiary Guarantor is a party or otherwise bound shall continue in full force and effect and that all of the PAC REIT’s and such Subsidiary Guarantor’s obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment;
(iii)    confirms that the existing security interests granted by such Credit Party in favor of the Secured Creditors pursuant to the Loan Documents in the Collateral described therein shall continue to secure the obligations of the Credit Parties under the Amended Credit Agreement and the other Loan Documents (including, for the avoidance of doubt, the obligations of PAC Carveout as a Borrower under the Amended Credit Agreement and the other Loan Documents) as and to the extent provided in the Loan Documents.
(iv)    represents and warrants to the Administrative Agent and the Lenders that all representations and warranties made by the PAC REIT and/or such Subsidiary Guarantor and contained in this Amendment or any other Loan Document to which it is a party are true and correct in all material respects on and as of the Amendment Effective Date to the same extent as though made on and as of the Amendment Effective Date, except to the extent that any thereof expressly relate to an earlier date; and
(v)    acknowledges and agrees that (A) notwithstanding the conditions to effectiveness set forth in this Amendment, the PAC REIT and such Subsidiary Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to which PAC REIT or such Subsidiary Guarantor is a party to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (B) nothing in the Amended Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of the PAC REIT or such Subsidiary Guarantor to any future amendments or modifications to the Amended Credit Agreement.
6.5    Borrower Joinder.
(i)    By its signature below, PAC Carveout (A) acknowledges and agrees that it shall become a Borrower under the Amended Credit Agreement with the same force and effect as if originally named therein as a Borrower and shall be treated in the same manner as the other Borrowers under the Amended Credit Agreement, and (B) without limiting the generality of the foregoing, hereby expressly obligates itself with respect to all obligations and liability of a Borrower under the Amended Credit Agreement and agrees to be bound by all of the terms, provisions and conditions applicable to the Borrowers contained therein.
(ii)    PAC Carveout hereby designates PAC OP to act as its “Borrower Representative” for all purposes under the Amended Credit Agreement and each other Loan Document.
(iii)    PAC Carveout hereby makes to the Lenders and the Administrative Agent each of the representations and warranties contained in Article V of the Amended Credit Agreement (as amended hereby) applicable to a Borrower or a Credit Party.
(iv)    As of the Amendment Effective Date, each reference to a “Borrower” in the Amended Credit Agreement and each other Loan Document shall be deemed to include PAC Carveout (unless otherwise expressly stated therein). Any reference in any Loan Document or any other agreements or instruments executed in connection therewith to PAC Carveout in its capacity as a Subsidiary Guarantor shall be deemed to be superseded and replaced by a reference to PAC Carveout in its capacity as a Borrower for all purposes under each such Loan Document or other agreement or instrument.
6.6    Waiver. Each Borrower, the PAC REIT, and each Subsidiary Guarantor, by signing below, hereby waives and releases the Administrative Agent and each of the Lenders and their respective Related Parties from any and all claims, offsets, defenses and counterclaims of which any of the Borrowers, the PAC REIT or any Subsidiary Guarantor is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.
6.7    Entire Agreement. This Amendment, together with the Amended Credit Agreement and the other Loan Documents integrate all the terms and conditions mentioned herein or incidental hereto and supersede all oral representations and negotiations and prior writings with respect to the subject matter hereof.
6.8    Counterparts This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.
6.9    Governing Law. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.
[Signature pages follow.]

    IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

“BORROWERS”

PREFERRED APARTMENT COMMUNITIES OPERATING PARTNERSHIP, L.P.,
as a Borrower

By: Preferred Apartment Communities, Inc., its general partner

    By:     /s/ John A. Isakson
    Name:    John A. Isakson
    Title:     Chief Financial Officer

PAC CARVEOUT, LLC

By:    Preferred Apartment Communities Operating Partnership, L.P., as sole member of the Board of Managers of PAC Carveout, LLC

By:    Preferred Apartment Communities, Inc., its general partner

By:    /s/ John A. Isakson
Name:    John A. Isakson
Title:    Chief Financial Officer

“PAC REIT”

PREFERRED APARTMENT COMMUNITIES, INC.

By:    /s/ John A. Isakson
Name:    John A. Isakson
Title:    Chief Financial Officer

SIGNATURE PAGE TO
AMENDMENT NO. 3 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

“ADMINISTRATIVE AGENT” KEYBANK NATIONAL ASSOCIATION, as the Administrative Agent By: /s/ James K. Komperda Name: James K. Komperda Title: Senior Vice President

LENDERS: KEYBANK NATIONAL ASSOCIATION, as the Swingline Lender and a Lender By: /s/ James K. Komperda Name: James K. Komperda Title: Senior Vice President

[Signatures Continue on Following Page]
SIGNATURE PAGE TO
AMENDMENT NO. 3 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

Eastern Bank, as a Lender

By:         /s/ Jared H. Ward
Name:         Jared H. Ward
Title: Senior Vice President

MidFirst Bank, as a Lender

By: /s/ Todd Wright
Name:     Todd Wright
Title:     Senior Vice President

The Purdential Insurance Company of America, as a Lender

By:/s/ Christine Haskins
Name:     Christine Haskins
Title: Vice President

Prudential Legacy Insurance Company of New Jersey, as a Lender

By:/s/ Christine Haskins
Name:     Christine Haskins
Title: Vice President

Purdential Annuities Life Assurance Corporation, as a Lender

By:/s/ Christine Haskins
SIGNATURE PAGE TO
AMENDMENT NO. 3 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

Name:     Christine Haskins
Title: Vice President

Goldman Sachs Bank USA, as a Lender

By:/s/ Kevin Raisch
Name: Kevin Raisch
Title: Authorized Signatory

[Signatures Continue on Following Page]

MAIN STREET APARTMENT HOMES, LLC
NEW MARKET PROPERTIES, LLC
PAC FINANCE, LLC
PAC LENDING, LLC
PAC LENOX, LLC
PREFERRED APARTMENT ADVISORS, LLC
PREFERRED OFFICE PROPERTIES, LLC

By:    PAC Carveout, LLC, its sole member

By:    Preferred Apartment Communities Operating Partnership, L.P.,
as sole member of the Board of Managers of PAC Carveout, LLC

By:    Preferred Apartment Communities, Inc., its general partner

By:    /s/ John A. Isakson
Name:    John A. Isakson
Title:    Chief Financial Officer

SUNBELT RETAIL, LLC

By:    New Market Properties, LLC, its sole member

By:    PAC Carveout, LLC, its sole member

By:    Preferred Apartment Communities Operating Partnership, L.P.,
as sole member of the Board of Managers of PAC Carveout, LLC

By:    Preferred Apartment Communities, Inc., its sole General Partner

By:    /s/ John A. Isakson
Name:    John A. Isakson
Title:    Chief Financial Officer

SE GROCERY LLC

By:    Sunbelt Retail, LLC, it sole member

By:    New Market Properties, LLC, its sole member

By:    PAC Carveout, LLC, its sole member

By:    Preferred Apartment Communities Operating Partnership, L.P.,
as sole member of the Board of Managers of PAC Carveout, LLC

By:    Preferred Apartment Communities, Inc., its sole General Partner
SIGNATURE PAGE TO
AMENDMENT NO. 3 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

By:    /s/ John A. Isakson
Name:    John A. Isakson
Title:    Chief Financial Officer

BERRYESSA LENDING, LLC
MULBERRY ALEXANDRIA CAPITAL LENDING, LLC
MULBERRY ALEXANDRIA LENDING, LLC
NEWPORT MOROSGO CAPITAL LENDING, LLC
NEWPORT MOROSGO LENDING, LLC
OXFORD BRENTWOOD CAPITAL LENDING, LLC
OXFORD BRENTWOOD LENDING, LLC
OXFORD GATEWAY CAPITAL LENDING, LLC
OXFORD GATEWAY LENDING, LLC
OXFORD KINGSON CAPITAL LENDING, LLC
OXFORD KINGSON LENDING, LLC
PAC CHESTNUT FARM LENDING, LLC
PAC CUMMING LENDING, LLC
PAC HIDDEN RIVER CAPITAL LENDING II, LLC
PAC HIDDEN RIVER LENDING II, LLC
PAC HUDSON LENDING, LLC
PAC NEWPORT KENNESAW LENDING, LLC
PAC VINTAGE DESTIN LENDING, LLC
PAC VINTAGE HORIZON LENDING, LLC
PAC VINTAGE JONES FRANKLIN LENDING, LLC
POP 8 WEST MEZZANINE LENDING, LLC

By:    PAC Lending, LLC, it sole member

By:    PAC Carveout, LLC, its sole member

By:    Preferred Apartment Communities Operating Partnership, L.P.,
as sole member of the Board of Managers of PAC Carveout, LLC

By:    Preferred Apartment Communities, Inc., its general partner

By:    /s/ John A. Isakson
Name:    John A. Isakson
Title:    Chief Financial Officer

POP CARVEOUT, LLC

By:    Preferred Office Properties, LLC, its sole member

By:    PAC Carveout, LLC, its sole member

By:    Preferred Apartment Communities Operating Partnership, L.P.,
SIGNATURE PAGE TO
AMENDMENT NO. 3 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

as sole member of the Board of Managers of PAC Carveout, LLC

By:    Preferred Apartment Communities, Inc., its general partner

By:    /s/ John A. Isakson
Name:    John A. Isakson
Title:    Chief Financial Officer

OXFORD CITY VISTA DEVELOPMENT LLC

By:    PAC City Vista Apartments, LLC, its manager

By:    PAC Carveout, LLC, its sole member

By:    Preferred Apartment Communities Operating Partnership, L.P.,
as sole member of the Board of Managers of PAC Carveout, LLC

By:    Preferred Apartment Communities, Inc., its general partner

By:    /s/ John A. Isakson
Name:    John A. Isakson
Title:    Chief Financial Officer

PREFERRED OFFICE GROWTH REIT, LLC

By:    Preferred Office Fund Manager, LLC, as sole member of the Board of Managers of Preferred Office Growth REIT, LLC

By:    Preferred Office Properites, LLC, its manager

By:    PAC Carveout, LLC, its sole member

By:    Preferred Apartment Communities Operating Partnership, L.P.,
as sole member of the Board of Managers of PAC Carveout, LLC

By:    Preferred Apartment Communities, Inc., its general partner

By:    /s/ John A. Isakson
Name:    John A. Isakson
Title:    Chief Financial Officer

SIGNATURE PAGE TO
AMENDMENT NO. 3 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

SCHEDULE I

Joinder Subsidiaries

1.PAC Finance, LLC
2.PAC Vintage Destin Lending, LLC
3.PAC Hidden River Lending II, LLC
4.PAC Hidden River Capital Lending II, LLC
5.PAC Newport Kennesaw Lending, LLC
6.PAC Vintage Horizon Lending, LLC
7.PAC Chestnut Farm Lending, LLC
8.PAC Vintage Jones Franklin Lending, LLC
9.PAC Cumming Lending, LLC
10.PAC Hudson Lending, LLC
11.Preferred Office Growth REIT, LLC

Schedule I

EXHIBIT A

Amended Credit Agreement

NAI-1517439727v6

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
dated as of
August 5, 2016
conformed through
AMENDMENT NO. 3 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

dated as of May 4, 2021
among
PREFERRED APARTMENT COMMUNITIES OPERATING PARTNERSHIP, L.P.~~,~~

and

PAC CARVEOUT, LLC,
as ~~Borrower~~Borrowers,
PREFERRED APARTMENT COMMUNITIES, INC.,
as a Credit Party,
THE LENDING INSTITUTIONS NAMED HEREIN,
as Lenders,
and
KEYBANK NATIONAL ASSOCIATION,
as the Administrative Agent,
~~ROYAL BANK OF CANADA,~~
~~as the Documentation Agent and Syndication Agent,~~
and
KEYBANK NATIONAL ASSOCIATION ~~AND ROYAL BANK OF CANADA~~,
as ~~Joint Lead Arrangers and Joint~~Sole Arranger and Book ~~Runners~~Runner

$200,000,000 Senior Secured Revolving Credit Facility
NAI-1517439727v6

Page

Article I. DEFINITIONS AND TERMS    1
Section 1.01    Certain Defined Terms    1
Section 1.02    Computation of Time Periods    ~~33~~38
Section 1.03    Accounting Terms    ~~33~~38
Section 1.04    Terms Generally    ~~34~~39
Section 1.05    Benchmark Notification    39
Section 1.06    Divisions    39
Article II. THE TERMS OF THE CREDIT FACILITY    ~~34~~39
Section 2.01    Establishment of the Credit Facility    ~~34~~39
Section 2.02    Revolving Facility    ~~34~~40
Section 2.03    Swing Line Loans.    ~~34~~40
Section 2.04    Notice of Borrowing.    ~~36~~41
Section 2.05    Funding Obligations; Disbursement of Funds.    ~~37~~42
Section 2.06    Evidence of Obligations.    ~~38~~43
Section 2.07    Interest; Default Rate.    ~~39~~44
Section 2.08    Conversion and Continuation of Loans.    ~~40~~45
Section 2.09    Fees.    ~~40~~46
Section 2.10    Termination and Reduction of Revolving Commitments.    ~~41~~46
Section 2.11    Voluntary and Mandatory Prepayments of Loans.    ~~41~~46
Section 2.12    Method and Place of Payment.    ~~42~~48
Section 2.13    Defaulting Lenders.    ~~43~~49
Section 2.14    Increase in Revolving Commitments.    ~~45~~50
Section 2.15    Extension of Revolving Facility Termination Date.    ~~46~~52
Section 2.16    Reallocation.    ~~46~~52
Article III. INCREASED COSTS, ILLEGALITY AND TAXES    ~~47~~53
Section 3.01    Increased Costs, Illegality, etc.    ~~47~~53
Section 3.02    Breakage Compensation    ~~49~~56
Section 3.03    Net Payments.    ~~50~~57
Section 3.04    Change of Lending Office; Replacement of Lenders.    ~~53~~60
Article IV. CONDITIONS PRECEDENT    ~~54~~61
Section 4.01    Conditions Precedent at Closing Date    ~~54~~61
Section 4.02    Conditions Precedent to All Credit Events    ~~57~~65
Article V. REPRESENTATIONS AND WARRANTIES    ~~58~~65
Section 5.01    Corporate Status    ~~58~~66
Section 5.02    Corporate Power and Authority    ~~58~~66
Section 5.03    No Violation    ~~59~~66
Section 5.04    Governmental Approvals    ~~59~~66
Section 5.05    Litigation    ~~59~~66
Section 5.06    Use of Proceeds; Margin Regulations.    ~~59~~67
Section 5.07    Financial Statements.    ~~60~~67
Section 5.08    Solvency    ~~60~~68
Section 5.09    No Material Adverse Change    ~~61~~68
Section 5.10    Tax Returns and Payments    ~~61~~68
Section 5.11    Title to Properties, etc    ~~61~~68
Section 5.12    Lawful Operations, etc    ~~61~~69
Section 5.13    Environmental Matters.    ~~61~~69
Section 5.14    Compliance with ERISA    ~~62~~69
Section 5.15    Intellectual Property, etc    ~~63~~70

NAI-1517439727v6	-i-
~~i~~

(continued)
Page

Section 5.16    Investment Company Act, etc    ~~63~~70
Section 5.17    Insurance    ~~63~~71
Section 5.18    Burdensome Contracts; Labor Relations    ~~63~~71
Section 5.19    Security Interests    ~~64~~71
Section 5.20    True and Complete Disclosure    ~~64~~71
Section 5.21    Defaults    ~~64~~72
Section 5.22    Capitalization    ~~64~~72
Section 5.23    Anti-Corruption Laws and Sanctions    ~~65~~72
Section 5.24    Location of Bank Accounts    ~~65~~72
Section 5.25    Material Contracts    ~~65~~73
Section 5.26    Affiliate Transactions    ~~65~~73
Section 5.27    Common Enterprise    ~~65~~73
Section 5.28    REIT Status    ~~66~~73
Section 5.29    Conduct of Business    ~~66~~73
Section 5.30    Compliance with Law; Governmental Approvals    ~~66~~73
Article VI. AFFIRMATIVE COVENANTS    ~~66~~74
Section 6.01    Reporting Requirements    ~~66~~74
Section 6.02    Books, Records and Inspections    ~~70~~78
Section 6.03    Insurance.    ~~71~~78
Section 6.04    Payment of Taxes and Claims    ~~71~~79
Section 6.05    Corporate Franchises    ~~71~~79
Section 6.06    Good Repair    ~~72~~79
Section 6.07    Compliance with Statutes, etc    ~~72~~79
Section 6.08    Compliance with Environmental Laws    ~~72~~80
Section 6.09    Certain Subsidiaries to Join in Guaranty and Agreement    ~~73~~80
Section 6.10    Additional Security; Further Assurances.    ~~73~~81
Section 6.11    Control Agreements    ~~74~~82
Section 6.12    Material Contracts    ~~74~~82
Section 6.13    Senior Debt    ~~74~~82
Section 6.14    Subordination    ~~75~~82
Section 6.15    Lender Meetings    ~~75~~82
Section 6.16    REIT Status    ~~75~~82
Section 6.17    Compliance with Anti-Corruption Laws and Sanctions    ~~75~~82
Section 6.18    Exchange Listing    ~~75~~83
Section 6.19    Post Closing Deliverables    ~~75~~83
Section 6.20    Coordination with Other Lenders/Repo Purchasers and Their Custodians    ~~75~~83
Article VII. NEGATIVE COVENANTS    ~~75~~83
Section 7.01    Changes in Business    ~~76~~83
Section 7.02    Consolidation, Merger, Asset Sales, etc    ~~76~~83
Section 7.03    Liens    ~~76~~84
Section 7.04    Indebtedness    ~~77~~85
Section 7.05    ~~Reserved 77~~No Plan Assets    85
Section 7.06    Permitted Investments    ~~77~~85
Section 7.07    Restricted Payments    ~~78~~86
Section 7.08    Financial Covenants.    ~~79~~87
Section 7.09    Limitation on Certain Restrictive Agreements    ~~79~~88
Section 7.10    Transactions with Affiliates    ~~79~~88
Section 7.11    Plan Terminations, Minimum Funding, etc    ~~80~~88

NAI-1517439727v6	-ii-

(continued)
Page

Section 7.12    PAC REIT Covenant    ~~80~~89
Section 7.13    ~~New Mezzanine~~Real Estate Investment Loan Documentation; Modification of Certain Agreements    ~~80~~89
Section 7.14    Bank Accounts    ~~80~~89
Section 7.15    Anti-Corruption Laws and Sanctions    ~~81~~89
Section 7.16    Fiscal Year    ~~81~~89
Section 7.17    Reserved.    ~~81~~89
Section 7.18    Hedge Agreements    ~~81~~89
Section 7.19    ~~Dissolution of Certain Subsidiaries 81~~Reserved.    90
Section 7.20    MBS Investments    ~~81~~90
Article VIII. EVENTS OF DEFAULT    ~~81~~90
Section 8.01    Events of Default    ~~81~~90
Section 8.02    Remedies    ~~84~~92
Section 8.03    Application of Certain Payments and Proceeds    ~~84~~93
Article IX. THE ADMINISTRATIVE AGENT    ~~85~~94
Section 9.01    Appointment.    ~~85~~94
Section 9.02    Delegation of Duties    ~~86~~95
Section 9.03    Exculpatory Provisions    ~~86~~95
Section 9.04    Reliance by Administrative Agent    ~~87~~96
Section 9.05    Notice of Default    ~~87~~96
Section 9.06    Non-Reliance    ~~88~~96
Section 9.07    No Reliance on Administrative Agent’s Customer Identification Program    ~~88~~97
Section 9.08    USA Patriot Act    ~~88~~97
Section 9.09    Indemnification    ~~88~~97
Section 9.10    The Administrative Agent in Individual Capacity    ~~89~~97
Section 9.11    Successor Administrative Agent    ~~89~~98
Section 9.12    Other Agents    ~~90~~98
Section 9.13    Collateral Matters    ~~90~~98
Section 9.14    Agency for Perfection    ~~90~~99
Section 9.15    Proof of Claim    ~~90~~99
Section 9.16    Posting of Approved Electronic Communications.    ~~91~~100
Section 9.17    Credit Bidding    ~~92~~101
Section 9.18    Erroneous Payments.    101
Section 9.19    Certain ERISA Matters.    103
Article X. GUARANTY    ~~92~~104
Section 10.01    Guaranty by the ~~Borrower~~Borrowers    ~~92~~104
Section 10.02    Additional Undertaking    ~~93~~105
Section 10.03    Guaranty Unconditional    ~~93~~105
Section 10.04    Borrower Obligations to Remain in Effect; Restoration    ~~94~~106
Section 10.05    Waiver of Acceptance, etc    ~~94~~106
Section 10.06    Subrogation    ~~94~~106
Section 10.07    Effect of Stay    ~~94~~106
Article XI. MISCELLANEOUS    ~~94~~106
Section 11.01    Payment of Expenses etc    ~~94~~106
Section 11.02    Indemnification    ~~95~~107
Section 11.03    Right of Setoff    ~~95~~107
Section 11.04    Equalization.    ~~96~~108
Section 11.05    Notices.    ~~97~~108

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(continued)
Page

Section 11.06    Successors and Assigns.    ~~98~~109
Section 11.07    No Waiver; Remedies Cumulative    ~~101~~113
Section 11.08    Governing Law; Submission to Jurisdiction; Venue; Waiver of Jury Trial.    ~~101~~113
Section 11.09    Counterparts    ~~102~~114
Section 11.10    Integration    ~~103~~114
Section 11.11    Headings Descriptive    ~~103~~115
Section 11.12    Amendment or Waiver; Acceleration by Required Lenders.    ~~103~~115
Section 11.13    Survival of Indemnities    ~~106~~118
Section 11.14    Domicile of Loans    ~~106~~118
Section 11.15    Confidentiality.    ~~106~~118
Section 11.16    General Limitation of Liability    ~~107~~118
Section 11.17    No Duty    ~~107~~119
Section 11.18    Lenders and Agent Not Fiduciary to ~~Borrower~~Borrowers, etc    ~~107~~119
Section 11.19    Survival of Representations and Warranties    ~~107~~119
Section 11.20    Severability    ~~107~~119
Section 11.21    Independence of Covenants    ~~108~~119
Section 11.22    Interest Rate Limitation    ~~108~~120
Section 11.23    USA Patriot Act    ~~108~~120
Section 11.24    Advertising and Publicity    ~~108~~120
Section 11.25    Release of Guarantees and Liens    ~~108~~120
Section 11.26    Payments Set Aside    ~~109~~120
Section 11.27    Amendment and Restatement    ~~109~~121
Section 11.28    Acknowledgement and Consent to Bail-In of EEA Financial Institutions    ~~109~~121
Section 11.29    Acknowledgement Regarding Any Supported QFCs    121
Section 11.30    Dealings with Multiple Borrowers.    122
Section 11.31    Electronic Execution of Assignments and Certain Other Documents    124

NAI-1517439727v6	-iv-

EXHIBITS
Exhibit A-1    Form of Revolving Facility Note
Exhibit A-2    Form of Swing Line Note
Exhibit B-1    Form of Notice of Borrowing
Exhibit B-2    Form of Notice of Continuation or Conversion
Exhibit C-1    Form of Guaranty
Exhibit C-2    Pledge and Security Agreement
Exhibit D    Form of Solvency Certificate
Exhibit E    Form of Compliance Certificate
Exhibit F    Form of Closing Certificate
Exhibit G    Form of Assignment Agreement
Exhibit H     Form of Management Subordination Agreement

NAI-1517439727v6

Conformed Copy (through Amendment No. 3 to Fourth Amended and Restated Credit Agreement)
This FOURTH AMENDED AND RESTATED CREDIT AGREEMENT is entered into as of August 5, 2016, among the following: (i) PREFERRED APARTMENT COMMUNITIES OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (~~the~~ “~~Borrower~~PAC OP”); (ii) PAC CARVEOUT, LLC, a Delaware limited liability company (“PAC Carveout” and, together with PAC OP, each a “Borrower” and, collectively, the “Borrowers”), (iii) PREFERRED APARTMENT COMMUNITIES, INC., a Maryland corporation (the “PAC REIT”), as a Credit Party (as hereinafter defined); (~~iii~~iv)  the lenders from time to time party hereto (each a “Lender” and collectively, the “Lenders”); and (~~iv~~v) KEYBANK NATIONAL ASSOCIATION, as the administrative agent (the “Administrative Agent”) and as the Swing Line Lender (as hereinafter defined)~~, with Royal Bank of Canada, as Documentation Agent ( in such capacity, the “Documentation Agent”) and as Syndication Agent~~.
PRELIMINARY STATEMENTS:
(1)    Pursuant to the terms of that certain Third Amended and Restated Credit Agreement, dated as of August 28, 2015, by and among ~~the Borrower~~PAC OP, the PAC REIT, the Administrative Agent and the Lenders, (as amended, restated, supplemented or otherwise modified and in effect as of the date hereof, the “Existing Credit Agreement”), certain of the Lenders agreed to make revolving loans available to ~~the Borrower~~PAC OP in the maximum principal amount of Seventy Million Dollars ($70,000,000) (the “Existing Revolving Commitment”).
~~(2)    Borrower has requested an increase to the Existing Revolving Commitment in an amount equal to Sixty-Five Million Dollars ($65,000,000), increasing the maximum principal amount of revolving loans to One Hundred Thirty-Five Million Dollars ($135,000,000).~~
(~~3~~2)    Subject to and upon the terms and conditions set forth herein, the Lenders and the Swing Line Lender are willing to extend credit and make available to the ~~Borrower~~Borrowers the credit facility provided for herein for the foregoing purposes.
(~~4~~3)    This Agreement amends, restates and replaces the Existing Credit Agreement in its entirety.
AGREEMENT:
In consideration of the premises and the mutual covenants contained herein, the parties hereto agree as follows:
ARTICLE I.

DEFINITIONS AND TERMS
Section 1.01    Certain Defined Terms
. As used herein, the following terms shall have the meanings herein specified unless the context otherwise requires:
“Additional Security Documents” has the meaning provided in Section 6.10(a).
“Adjusted EBITDA” means, for any given period, (a) EBITDA, minus (b) Capital Reserves.
~~1~~
NAI-1517439727v6

“Adjusted Eurodollar Rate” means with respect to each Interest Period for a Eurodollar Loan, (i) the rate per annum equal to the offered rate appearing on Reuters Screen LIBOR01 Page (or on the appropriate page of any successor to or substitute for such service, or, if such rate is not available, on the appropriate page of any generally recognized financial information service, as selected by the Administrative Agent from time to time) that displays an average ICE Benchmark Administration (or any successor thereto) Interest Settlement Rate at approximately 11:00 A.M. (London time) two Business Days prior to the commencement of such Interest Period, for deposits in Dollars with a maturity comparable to such Interest Period, divided (and rounded to the nearest 1/16th of 1%) by (ii) a percentage equal to 100% minus the then stated maximum rate of all reserve requirements (including any marginal, emergency, supplemental, special or other reserves and without benefit of credits for proration, exceptions or offsets that may be available from time to time) applicable to any member bank of the Federal Reserve System in respect of Eurocurrency liabilities as defined in Regulation D (or any successor category of liabilities under Regulation D); provided, however, that if the rate referred to in clause (i) above is not available at any such time for any reason, then the rate referred to in clause (i) shall instead be the interest rate per annum, as determined by the Administrative Agent, to be the average (rounded to the nearest 1/16th of 1%) of the rates per annum at which deposits in Dollars in an amount equal to the amount of such Eurodollar Loan are offered to major banks in the London interbank market at approximately 11:00 A.M. (London time), two Business Days prior to the commencement of such Interest Period, for contracts that would be entered into at the commencement of such Interest Period for the same duration as such Interest Period. If the Adjusted Eurodollar Rate determined as provided above would be less than zero, Adjusted Eurodollar Rate shall be deemed to be zero.
“Adjusted Funds From Operations” means , with respect to a Person and for a given period, (a) net income (loss) of such Person computed in accordance with GAAP but without including gains (or losses) from debt restructuring and sales of property during such period, plus (b) (i) depreciation with respect to such Person’s real estate assets, (ii) amortization of acquired intangible assets, (iii) acquisition costs, (iv) organization costs, (v) non-cash equity compensation to directors and executives, (vi) amortization of any loan closing costs, (vii) REIT establishment costs, (viii) depreciation and amortization of non-real estate assets, (ix) fees received in connection with ~~Mezzanine Loan Investments~~Real Estate Investment Loans, and (x) cash payments received on deferred loan interest to the extent not previously included in Adjusted Funds from Operations, minus (c) (i) non-cash interest income on ~~Mezzanine Loan Investments~~Real Estate Investment Loans, and (ii) normally recurring capital expenditures, and plus or minus, as applicable, (d) similar adjustments related to Unconsolidated Entities.
“Adjusted Net Operating Income” means, with respect to any Real Property and for any given period, (a) the Net Operating Income for such Real Property, minus (b) Capital Reserves for such Real Property.
“Administrative Agent” has the meaning provided in the first paragraph of this Agreement and includes any successor to the Administrative Agent appointed pursuant to Section 9.11.
“Advisor” means Preferred Apartment Advisors, LLC, a Delaware limited liability company.
“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.
“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with such Person, or, in the case of any Lender that is an investment fund, the investment advisor thereof and any investment fund having the same
NAI-1517439727v6    ~~-~~ 2~~-~~

investment advisor. A Person shall be deemed to control a second Person if such first Person possesses, directly or indirectly, the power (i) to vote 10% or more of the securities having ordinary voting power for the election of directors or managers of such second Person or (ii) to direct or cause the direction of the management and policies of such second Person, whether through the ownership of voting securities, by contract or otherwise. Notwithstanding the foregoing, neither the Administrative Agent nor any Lender shall in any event be considered an Affiliate of the PAC REIT or any of its Subsidiaries.
“Agent Advances” has the meaning provided in Section 9.13.
“Aggregate Credit Facility Exposure” means, at any time, the sum of (i) aggregate principal amount of all Revolving Loans made by all Lenders and outstanding at such time and (ii) the principal amount of the Swing Line Loans outstanding at such time.
“Agreement” means this Fourth Amended and Restated Credit Agreement, including any exhibits or schedules, as the same may from time to time be amended, restated, amended and restated,
~~“Anderson Interim Loan Agreement” means that certain Credit Agreement, entered into as of May 26, 2016 among Borrower, as a borrower, New Market-Anderson, as a borrower, PAC REIT, as a credit party, the lenders from time to time party thereto and Administrative Agent, as administrative agent.~~
“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the ~~Borrower or its~~Borrowers or their respective Subsidiaries from time to time concerning or relating to bribery or corruption, including the United States Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.
“Applicable Lending Office” means, with respect to each Lender, the office designated by such Lender to the Administrative Agent as such Lender’s lending office for all purposes of this Agreement. A Lender may have a different Applicable Lending Office for Base Rate Loans and Eurodollar Loans.
“Applicable Revolving Loan Margin” means:
(i)    On the ~~Closing~~Third Amendment Effective Date and thereafter, until changed in accordance with the following provisions, the Applicable Revolving Loan Margin shall be (A) 250 basis points for Revolving Loans that are Base Rate Loans, and (B) 350 basis points for Revolving Loans that are Eurodollar Loans;
(ii)    Commencing with the fiscal quarter of the ~~Borrower~~PAC REIT ended on ~~September~~June 30, ~~2016~~2021, and continuing with each fiscal quarter thereafter, the Administrative Agent shall determine the Applicable Revolving Loan Margin in accordance with the following matrix, based on the Total Leverage Ratio:
NAI-1517439727v6    ~~-~~ 3~~-~~

Total Leverage Ratio	Applicable Revolving Loan Margin for Base Rate Loans	Applicable Revolving Loan Margin for Eurodollar Loans
Greater than or equal to 60.0%	250 bps	350 bps
Greater than or equal to ~~50.0~~55.0% but less than ~~or equal to~~ 60.0%	200 bps	300 bps
~~LessGreater than 50.0or equal to 45.0% but less than 55.0%~~	175 bps	275 bps
Less than 45.0%	150 bps	250 bps

(iii)    Changes in the Applicable Revolving Loan Margin based upon changes in the Total Leverage Ratio shall become effective on the first Business Day of the calendar month immediately following the month of the receipt by the Administrative Agent, pursuant to Section 6.01(a) or Section 6.01(b), as the case may be, of the financial statements of the PAC REIT for the Testing Period most recently ended, accompanied by a Compliance Certificate in accordance with Section 6.01(c), demonstrating the computation of the Total Leverage Ratio. Notwithstanding the foregoing provisions, during any period when (A) the ~~Borrower has~~Borrowers have failed to timely deliver ~~its~~the consolidated financial statements referred to in Section 6.01(a) or Section 6.01(b), accompanied by a Compliance Certificate in accordance with Section 6.01(c), or (B) an Event of Default has occurred and is continuing, the Applicable Revolving Loan Margin shall be the highest number of basis points indicated therefor in the above matrix, regardless of the Total Leverage Ratio at such time. The above matrix does not modify or waive, in any respect, the rights of the Administrative Agent and the Lenders to charge any default rate of interest or any of the other rights and remedies of the Administrative Agent and the Lenders hereunder.
(iv)    In the event that any financial statement or certificate, as applicable, delivered pursuant to Section 6.01(a), (b) or (c) is shown to be inaccurate (regardless of whether this Agreement or the Revolving Commitments are in effect when such inaccuracy is discovered), and such inaccuracy, if corrected, would have led to the application of (A) a higher Applicable Revolving Loan Margin for any period (any such period, an “Applicable Period”) than the Applicable Revolving Loan Margin actually applied for such Applicable Period, then (i) the ~~Borrower~~Borrowers shall immediately deliver to the Administrative Agent a corrected certificate for such Applicable Period, (ii) the Applicable Revolving Loan Margin shall be determined as if such corrected, higher Applicable Revolving Loan Margin were applicable for such period, and (iii) the ~~Borrower~~Borrowers shall immediately pay to the Administrative Agent the accrued additional interest owing as a result of such higher Applicable Revolving Loan Margin for such Applicable Period or (B) a lower Applicable Revolving Loan Margin for an Applicable Period than the Applicable Revolving Loan Margin actually applied for such Applicable Period, then (i) the ~~Borrower~~Borrowers shall immediately deliver to the Administrative Agent a corrected certificate for such Applicable Period and (ii) the Applicable Revolving Loan Margin shall be determined as if such corrected, lower Applicable Revolving Loan Margin were applicable from the date of delivery of such corrected certificate.
“Applicable Unused Fee Rate” means (i) ~~25~~20 basis points if the Aggregate Credit Facility Exposure is greater than or equal to 50% of the Total Revolving Commitment or (ii) ~~30~~25 basis points if the Aggregate Credit Facility Exposure is less than 50% of the Total Revolving Commitment.
NAI-1517439727v6    ~~-~~ 4~~-~~

“Approved Bank” has the meaning provided in subpart (ii) of the definition of “Cash Equivalents.”
“Approved Fund” means a fund that is engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit and that is administered or managed by a Lender or an Affiliate of a Lender or its investment advisor. With respect to any Lender, an Approved Fund shall also include any swap, special purpose vehicle purchasing or acquiring security interests in collateralized loan obligations or any other vehicle through which such Lender may leverage its investments from time to time.
“Asset Sale” means, with respect to any Person, the sale, lease, transfer or other disposition (including by means of Sale and Lease-Back Transactions, and by means of mergers, consolidations, amalgamations and liquidations of a corporation, partnership or limited liability company of the interests therein of such Person) by such Person to any other Person of any of such Person’s assets, provided that the term Asset Sale specifically excludes (i) any sales, transfers or other dispositions of inventory, or obsolete, worn-out or excess furniture, fixtures, equipment or other property, real or personal, tangible or intangible, in each case in the ordinary course of business, and (ii) the actual or constructive total loss of any property or the use thereof resulting from any Event of Loss.
“Assignment Agreement” means an Assignment Agreement substantially in the form of Exhibit G hereto.
“Authorized Officer” means, with respect to any Person, any of the following officers: the President, the Chief Executive Officer, the Chief Financial Officer, the Treasurer, the Assistant Treasurer or the Controller, or such other Person as is authorized in writing to act on behalf of such Person and is acceptable to the Administrative Agent. Unless otherwise qualified, all references herein to an Authorized Officer shall refer to an Authorized Officer of the PAC REIT ~~or to~~, an Authorized Officer of ~~the Advisor in its capacity as manager of the Borrower or the PAC REIT~~PAC OP, or an Authorized Officer of PAC Carveout, as applicable.
“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, (x) if the then-current Benchmark is a term rate, any tenor for such Benchmark that is or may be used for determining the length of an Interest Period or (y) otherwise, any payment period for interest calculated with reference to such Benchmark, as applicable, pursuant to this Agreement as of such date.
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable ~~EEA~~ Resolution Authority in respect of any liability of an ~~EEA~~Affected Financial Institution.
“Bail-In Legislation” means~~,~~ (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule~~.~~ and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).
“Banking Services Obligations” means all obligations of the Credit Parties, whether absolute or contingent, and howsoever and whensoever created, arising, evidenced or acquired in connection with the
NAI-1517439727v6    ~~-~~ 5~~-~~

provision of commercial credit cards, stored value cards, or treasury management services (including controlled disbursement automated clearinghouse transactions, return items, overdrafts, netting and interstate depository network services) by any Lender to any Credit Party.
“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy,” as now or hereafter in effect, or any successor thereto, as hereafter amended.
“Base Rate” means, for any day, a fluctuating interest rate per annum as shall be in effect from time to time, which rate per annum shall at all times be equal to the greatest of: (i) the rate of interest established by KeyBank National Association, from time to time, as its “prime rate,” whether or not publicly announced, which interest rate may or may not be the lowest rate charged by it for commercial loans or other extensions of credit; (ii) the Federal Funds Effective Rate in effect from time to time, determined one Business Day in arrears, plus 1/2 of 1% per annum; and (iii) the Adjusted Eurodollar Rate for a one-month Interest Period on such day plus 1.00%.
“Base Rate Loan” means any Revolving Loan bearing interest at a rate based upon the Base Rate in effect from time to time.
“Benchmark” means, initially, USD LIBOR; provided that if a replacement for the Benchmark has occurred pursuant to Section 3.01(e), then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate. Any reference to “Benchmark” shall include, as applicable, the published component used in the calculation thereof.
“Benchmark Replacement” means, for any Available Tenor:
(1)    for purposes of Section 3.01(e)(i), the first alternative set forth below that can be determined by the Administrative Agent:
        (a)     the sum of: (i) Term SOFR and (ii) 0.11448% (11.448 basis points) for an Available Tenor of one-month’s duration, 0.26161% (26.161 basis points) for an Available Tenor of three-months’ duration, and 0.42826% (42.826 basis points) for an Available Tenor of six-months’ duration; or
        (b)     the sum of: (i) Daily Simple SOFR and (ii) the spread adjustment for an Available Tenor of three-month’s duration (0.26161% (26.161 basis points)); and
(2)    for purposes of Section 3.01(e)(ii), the sum of: (a) the alternate benchmark rate and (b) an adjustment (which may be a positive or negative value, or zero), in each case, that has been selected pursuant to this clause (2) by the Administrative Agent and the Borrower as the replacement for such Available Tenor of such Benchmark giving due consideration to any evolving or then-prevailing market convention, including any applicable recommendations made by the Relevant Governmental Body, for U.S. dollar-denominated syndicated credit facilities at such time;
provided that, if the Benchmark Replacement as determined pursuant to clause (1) or (2) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for all purposes of this Agreement and the other Loan Documents.
NAI-1517439727v6    ~~-~~ 6~~-~~

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents).
“Benchmark Transition Event” means, with respect to any then-current Benchmark (other than USD LIBOR), the occurrence of a public statement or publication of information by or on behalf of the administrator of the then-current Benchmark, the regulatory supervisor for the administrator of such Benchmark, the Board of Governors of the Federal Reserve System, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark, a resolution authority with jurisdiction over the administrator for such Benchmark or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark, announcing or stating that (a) such administrator has ceased or will cease on a specified date to provide all Available Tenors of such Benchmark, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark or (b) all Available Tenors of such Benchmark are or will no longer be representative of the underlying market and economic reality that such Benchmark is intended to measure and that representativeness will not be restored.
“Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation, in form and substance satisfactory to Administrative Agent.
“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.
“Benefited Creditors” means, with respect to the Borrower Guaranteed Obligations pursuant to Article X, each of the Administrative Agent, the Lenders, the Swing Line Lender, each Designated Hedge Creditor, each Secured Hedge Provider, and the respective successors and assigns of each of the foregoing.
“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in Section 3(3) of ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.
“Borrower Representative” means PAC OP in its capacity as Borrower Representative hereunder pursuant to Section 11.30.
“~~Borrower~~Borrowers” has the meaning provided in the first paragraph of this Agreement.
NAI-1517439727v6    ~~-~~ 7~~-~~

“Borrower Guaranteed Obligations” has the meaning provided in Section 10.01.
“Borrowing” means a Revolving Borrowing or the incurrence of a Swing Line Loan.
~~“Borrower’s Stabilized Owned Real Estate Portfolio” means all Real Property owned in fee simple by any Real Estate Subsidiary with respect to which construction is completed and tenants are in occupancy.~~
“Business Day” means (i) any day other than Saturday, Sunday or any other day on which commercial banks in New York, New York are authorized or required by law to close and (ii) with respect to any matters relating to Eurodollar Loans, any day on which dealings in U.S. Dollars are carried on in the London interbank market.
“Buy-Sell Agreements” means, collectively, each Buy-Sell Agreement ~~among the Borrower,~~between any Credit Party and the Administrative Agent~~, and each Real Estate Subsidiary~~ with respect to the membership interests of any Real Estate Subsidiary, each in form and substance reasonably satisfactory to the Administrative Agent.
“Capital Distribution” means, with respect to any Person, a payment made, liability incurred or other consideration given for the purchase, acquisition, repurchase, redemption or retirement of any Equity Interest of such Person or as a dividend, return of capital or other distribution in respect of any of such Person’s Equity Interests.
“Capital Expenditures” means, without duplication, (a) any expenditure or commitment to expend money for any purchase or other acquisition of any asset including capitalized leasehold improvements, which would be classified as a fixed or capital asset on a consolidated balance sheet of the PAC REIT and its Subsidiaries prepared in accordance with GAAP, and (b) Capitalized Lease Obligations and Synthetic Lease Obligations, but excluding the purchase price of equipment that is purchased substantially contemporaneously with the trade-in of existing equipment to the extent that the gross amount of such purchase price is reduced by the credit granted by the seller of such equipment for the equipment being traded in at such time.
“Capital Lease” as applied to any Person means any lease of any property (whether real, personal or mixed) by that Person as lessee that, in conformity with GAAP, should be accounted for as a capital lease on the balance sheet of that Person.
“Capital Reserves” means (i) $275 per unit for Real Property for multi-family use on an annual basis, (ii) $0.15 per square foot for Real Property for retail use on an annual basis and (iii) $0.50 per square foot for Real Property for office use on an annual basis.
“Capitalization Rate” means (a) with respect to Real Property for retail use, 7.0%, (b) with respect to Real Property for multi-family use, ~~6.25~~6.0%, and (c) with respect to Real Property for office use, 8.0%.
“Capitalized Lease Obligations” means, with respect to any Person, all obligations under Capital Leases of such Person, without duplication, in each case taken at the amount thereof accounted for as liabilities identified as “capital lease obligations” (or any similar words) on a consolidated balance sheet of such Person prepared in accordance with GAAP.
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“Capitalized Value” means, for any owned Real Property as of any date of determination, an amount equal to (a) the Adjusted Net Operating Income for such owned Real Property for the Testing Period divided by (b) the Capitalization Rate.
“Cash Dividend” means a Capital Distribution by a Person payable in cash to the holders of Equity Interests of such Person with respect to any class or series of Equity Interest of such Person.
“Cash Equivalents” means any of the following:
(i)    securities issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than one year from the date of acquisition;
(ii)    U.S. dollar denominated time deposits, certificates of deposit and bankers’ acceptances of (x) any Lender, (y) any commercial bank of recognized standing organized under the laws of the United States (or any state thereof or the District of Columbia) and having capital and surplus in excess of $500,000,000 or (z) any commercial bank (or the parent company of such bank) of recognized standing organized under the laws of the United States (or any state thereof or the District of Columbia) and whose short-term commercial paper rating from S&P is at least A-1, A-2 or the equivalent thereof or from Moody’s is at least P-1, P-2 or the equivalent thereof (any such bank, an “Approved Bank”), in each case with maturities of not more than 180 days from the date of acquisition;
(iii)    commercial paper issued by any Lender or Approved Bank or by the parent company of any Lender or Approved Bank and commercial paper issued by, or guaranteed by, any industrial or financial company with a short-term commercial paper rating of at least A-1 or the equivalent thereof by S&P or at least P-1 or the equivalent thereof by Moody’s, or guaranteed by any industrial company with a long-term unsecured debt rating of at least A or A2, or the equivalent of each thereof, from S&P or Moody’s, as the case may be, and in each case maturing within 180 days after the date of acquisition;
(iv)    fully collateralized repurchase agreements entered into with any Lender or Approved Bank having a term of not more than 30 days and covering securities described in clause (i) above;
(v)    investments in money market funds substantially all the assets of which are comprised of securities of the types described in clauses (i) through (iv) above;
(vi)    investments in money market funds access to which is provided as part of “sweep” accounts maintained with a Lender or an Approved Bank;
(vii)    investments in industrial development revenue bonds that (A) “re-set” interest rates not less frequently than quarterly, (B) are entitled to the benefit of a remarketing arrangement with an established broker dealer, and (C) are supported by a direct pay letter of credit covering principal and accrued interest that is issued by an Approved Bank; and
(viii)    investments in pooled funds or investment accounts consisting of investments of the nature described in the foregoing clause (vii).
“Cash Proceeds” means, with respect to the issuance or incurrence of any Indebtedness, the aggregate cash proceeds received by the PAC REIT or any Subsidiary in connection with the issuance or incurrence of such Indebtedness.
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“Cash Redemption” means a Capital Distribution by a Person payable in cash given for the purchase, acquisition, repurchase, redemption or retirement of any Equity Interest of such Person.
“CERCLA” means the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as the same may be amended from time to time, 42 U.S.C. § 9601 et seq.
“Change of Control” means:
(i)    the acquisition of, or, if earlier, the shareholder or director approval of the acquisition of, ownership or voting control, directly or indirectly, beneficially or of record, on or after the Closing Date, by any Person or group (within the meaning of Rule 13d-3 of the SEC under the 1934 Act, as then in effect), of more than 33% of the Equity Interests of the PAC REIT;
(ii)    (a) the PAC REIT shall fail to own and control directly 100% of the general partnership Equity Interests of ~~the Borrower~~PAC OP and 67% of the Class A limited partnership Equity Interests of ~~the Borrower~~PAC OP; or (b) ~~the Borrower~~PAC OP or PAC Carveout (or a combination thereof) shall fail to own and control, directly or indirectly, 100% of the Equity Interests of each Subsidiary of PAC OP (or, in the case of any such Subsidiary that is a Non-Wholly Owned Subsidiary as of the Closing Date, not less than the percentage of the Equity Interests of such Subsidiary owned and controlled, directly or indirectly, by ~~the Borrower~~PAC OP as of the Closing Date), except pursuant to a transaction not otherwise prohibited by this Agreement;
~~(iii)    Prior to an Internalization, (a) the Advisor shall fail to be engaged as advisor to, as to actively advise, the PAC REIT and the Borrower; (b) the percentage of the Equity Interests of the Advisor owned and controlled, directly or indirectly, by the equityholders of the Advisor as of the Closing Date shall change, or (c) Messrs. Leonard A. Silverstein and Daniel M. DuPree and the spouse or lineal descendants of Mr. John A. Williams and trusts for the benefit thereof, collectively, shall fail to own and/or control, on a fully diluted basis, directly or indirectly, 100% of the economic and voting interest in the Equity Interests of the Advisor, free and clear of all Liens;~~
(iii)    other than as results from a transaction permitted by Section 7.02, PAC OP shall fail to own and control, directly or indirectly, 100% of the Equity Interests of PAC Carveout; or
(iv)    the occupation of a majority of the seats (other than vacant seats) on the board of directors (or similar governing body) of PAC REIT by Persons whose election or nomination was neither (A) approved by the Board of Directors of the PAC REIT, as applicable, nor (B) approved by directors whose election or nomination was so previously approved~~; or~~.
~~(v)    The Borrower shall fail to own and control directly 90% of the membership interests of New Market Properties, LLC.~~
“Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all
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requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.
“Charges” has the meaning provided in Section 11.22.
“CIP Regulations” has the meaning provided in Section 9.07.
“Claims” has the meaning set forth in the definition of “Environmental Claims.”
“Closing Certificate” means a certificate substantially in the form of Exhibit F attached hereto.
“Closing Date” means August 5, 2016.
“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and the rulings issued thereunder. Section references to the Code are to the Code as in effect at the Closing Date and any subsequent provisions of the Code, amendatory thereof, supplemental thereto or substituted therefor.
“Collateral” means the “Collateral” as defined in the Security Agreement, together with any other collateral (whether Real Property or personal property) covered by any Security Document~~; provided, that so long as the Anderson Interim Loan Agreement is in effect, Collateral shall not include (a) any Equity Interests in New Market Anderson owned by the PAC REIT or any of its Subsidiaries and (b) any Real Property and personal property and assets of New Market-Anderson.~~.
“Collateral Assignment of Loan Documents” means collectively, each Collateral Assignment of Loan Documents and each Allonge to Note (executed in blank), each in form and substance reasonably satisfactory to the Administrative Agent, pursuant to which the applicable Credit Party, among other things, collaterally assigns its rights and benefits under the applicable ~~Mezzanine~~Real Estate Investment Loan Documentation or Note Receivable Documentation to the Administrative Agent.
“Collateral Assignment Agreement” has the meaning specified in the Security Agreement.
“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.
“Communications” has the meaning provided in Section 9.16(a).
“Compliance Certificate” has the meaning provided in Section 6.01(c).
“Confidential Information” has the meaning provided in Section 11.15(b).
“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.
“Consolidated Entities” means the PAC REIT and all of its Subsidiaries that are consolidated in accordance with GAAP.
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“Consolidated Income Tax Expense” means, for any period, all provisions for taxes based on the net income of the Consolidated Entities (including any additions to such taxes, and any penalties and interest with respect thereto), all as determined for the Consolidated Entities on a consolidated basis in accordance with GAAP.
“Consolidated Interest Expense” means, for any period, total interest expense (including that which is capitalized and that which is attributable to Capital Leases or Synthetic Leases) of the Consolidated Entities on a consolidated basis with respect to all outstanding Indebtedness of the Consolidated Entities.
“Consolidated Tangible Net Worth” means at any date of determination, the ~~all amounts that, in conformity with GAAP, would be included under the caption “total stockholders’ equity” (or any like caption) on a consolidated balance sheet~~sum of (i) total assets of the PAC REIT and its Subsidiaries on ~~that~~such date~~.~~, calculated on a consolidated basis in accordance with GAAP, plus (ii) accumulated depreciation of real estate, plus (iii) accumulated amortization of acquired intangible assets, less (iv) accumulated amortization of acquired below-market lease intangibles liabilities, less (v) goodwill, less (vi) total liabilities of the PAC REIT and its Subsidiaries calculated on a consolidated basis in accordance with GAAP. For purposes of the above calculation, total assets and total liabilities will be adjusted to include an amount equal to the PAC REIT’s or any of its Subsidiaries’ Unconsolidated Allocation Percentage of the asset or liability value, as applicable, attributable to the assets or liabilities owned by the Unconsolidated Entities of the PAC REIT or such Subsidiary, as applicable, calculated in the same manner as above.
“Consolidated Total Debt” means, as of any date of determination, the sum (without duplication) of all Indebtedness of the Consolidated Entities on such date, all as determined on a consolidated basis.
“Continue,” “Continuation” and “Continued” each refers to a continuation of a Eurodollar Loan for an additional Interest Period as provided in Section 2.08.
“Control Agreements” has the meaning set forth in the Security Agreement.
“Convert,” “Conversion” and “Converted” each refers to a conversion of Loans of one Type into Loans of another Type.
“Credit Event” means the making of any Borrowing or any Conversion or Continuation.
“Credit Facility” means the credit facility established under this Agreement pursuant to which (i) the Lenders shall make Revolving Loans to the ~~Borrower~~Borrowers under the Revolving Facility pursuant to the Revolving Commitment of each such Lender and (ii) the Swing Line Lender shall make Swing Line Loans to the ~~Borrower~~Borrowers pursuant to the Swing Line Commitment as provided in Section 2.03.
“Credit ~~Party~~Parties” means, collectively, the PAC REIT, the ~~Borrower or any~~Borrowers, and each Subsidiary Guarantor.
“Daily Simple SOFR” means, for any day, SOFR, with the conventions for this rate (which will include a lookback) being established by the Administrative Agent in accordance with the conventions for this rate recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for syndicated business loans; provided, that if the Administrative Agent decides that any such convention is
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not administratively feasible for the Administrative Agent, then the Administrative Agent may establish another convention in its reasonable discretion.
“Debt Service Coverage Ratio” means, for any Testing Period, the ratio of (a) Adjusted EBITDA for such period to (b) the sum of (i) Consolidated Interest Expense for such period and (ii) all amounts paid or payable by the Consolidated Entities during such period on account of principal of Indebtedness for money borrowed (including the Loans, loans, bond indebtedness required to be optionally redeemed, tender advances and the principal components of Capitalized Lease Obligations), but only to the extent that such amounts constituted scheduled principal payments of Indebtedness on the date when paid or required to be paid.
“Default” means any event, act or condition that with notice or lapse of time, or both, would constitute an Event of Default.
“Defaulting Lender” means, subject to Section 2.13(b), any Lender that (a) has failed to (i) fund all or any portion of its Loans within two Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower Representative in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable Default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, the Swing Line Lender or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Swing Line Loans) within two Business Days of the date when due, (b) has notified the Borrower Representative, the Administrative Agent or Swing Line Lender in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable Default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three Business Days after written request by the Administrative Agent or the Borrower Representative, to confirm in writing to the Administrative Agent and the Borrower Representative that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower Representative), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under the Bankruptcy Code or any other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of a Bail-in Action; provided that a Lender shall not be a Defaulting Lender pursuant to this clause (d) solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed
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to be a Defaulting Lender (subject to Section 2.13(b)) upon delivery of written notice of such determination to the Borrower Representative, the Swing Line Lender and each Lender.
“Default Rate” means, for any day, (a) with respect to any Loan, a rate per annum equal to 4% per annum above the interest rate that is or would be applicable from time to time to such Loan pursuant to Section 2.07(a) or Section 2.07(b), as the case may be, and (b) with respect to any other amount, a rate per annum equal to 4% per annum above the rate that would be applicable to Revolving Loans that are Base Rate Loans pursuant to Section 2.07(a).
“Deposit Account” has the meaning set forth in the Security Agreement.
“Designated Hedge Agreement” means any Hedge Agreement to which the PAC REIT or any of its Subsidiaries is a party and as to which a Lender or any of its Affiliates is a counterparty that, pursuant to a written instrument signed by the Administrative Agent, has been designated as a Designated Hedge Agreement so that the applicable Borrower’s or such Subsidiary’s counterparty’s credit exposure thereunder will be entitled to share in the benefits of the Guaranty and the Security Documents to the extent the Guaranty and such Security Documents provide guarantees or security for creditors of the PAC REIT or any Subsidiary under Designated Hedge Agreements.
“Designated Hedge Creditor” means each Lender or Affiliate of a Lender that participates as a counterparty to any Credit Party pursuant to any Designated Hedge Agreement with such Lender or Affiliate of such Lender.
“Development Property” means a Real Property currently under development that has not achieved an Occupancy Rate of 85% or more or, subject to the last sentence of this definition, on which the improvements (other than tenant improvements on unoccupied space) related to the development have not been completed. The term “Development Property” shall include real property of the type described in the immediately preceding sentence that satisfies both of the following conditions: (i) it is to be (but has not yet been) acquired by the PAC REIT or any of its Subsidiaries upon completion of construction pursuant to a contract in which the seller of such real property is required to develop or renovate prior to, and as a condition precedent to, such acquisition and (ii) a third party is developing such property using the proceeds of a loan that is guaranteed by, or is otherwise recourse to, the PAC REIT or any of its Subsidiaries, but, for the avoidance of doubt, in the case of each of clause (i) and clause (ii), “Development Property” does not include any Real Property with respect to which a ~~Mezzanine Loan~~Real Estate Investment Loan exists. A Development Property on which all improvements (other than tenant improvements on unoccupied space) related to the development of such property have been completed for at least 12 months shall cease to constitute a Development Property notwithstanding the fact that such property has not achieved an Occupancy Rate of at least 85%.
“Disqualified Equity Interests” means, with respect to any Person, any Equity Interest of such Person which by the terms of such Equity Interest (or by the terms of any security into which it is convertible or for which it is exchangeable or exercisable), upon the happening of any event or otherwise, (a) matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise (other than an Equity Interest to the extent redeemable in exchange for common stock or other equivalent common Equity Interests at the option of the issuer of such Equity Interest), (b) is convertible into or exchangeable or exercisable for Indebtedness or Disqualified Equity Interests, or (c) is redeemable at the option of the holder thereof, in whole or part (other than an Equity Interest which is redeemable solely in exchange for common stock or other equivalent common Equity Interests), in the case of each of clauses (a) through (c), on or prior to the Revolving Facility Termination Date; provided that (x) any Equity Interest that may
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by its terms be put upon the death of the holder thereof, (y) any Equity Interest constituting Series A Redeemable Preferred Stock issued by the PAC REIT, or (z) any Equity Interest having terms substantially the same as the terms of the Series A Redeemable Stock issued by the PAC REIT (and in any event, including the option of the PAC REIT to redeem any such Equity Interest, which are redeemable at the option of the holder thereof, in either cash or common Equity Interests) shall not constitute a “Disqualified Equity Interest” for the purposes of this definition.
~~“Documentation Agent” has the meaning provided in the first paragraph of this Agreement~~
“Dollars,” “U.S. Dollars” and the sign “$” each means lawful money of the United States.
“Early Opt-in Effective Date” means, with respect to any Early Opt-in Election, the sixth (6th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, so long as the Administrative Agent has not received, by 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, written notice of objection to such Early Opt-in Election from Lenders comprising the Required Lenders.
“Early Opt-in Election” means the occurrence of:
(1)    a notification by the Administrative Agent to each of the other parties hereto that at least five currently outstanding U.S. dollar-denominated syndicated credit facilities at such time contain (as a result of amendment or as originally executed) a SOFR-based rate (including SOFR, a term SOFR or any other rate based upon SOFR) as a benchmark rate (and such syndicated credit facilities are identified in such notice and are publicly available for review), and
(2)    the joint election by the Administrative Agent and the Borrower to trigger a fallback from USD LIBOR and the provision by the Administrative Agent of written notice of such election to the Lenders.
“EBITDA” means, for any period, without duplication, the consolidated net income or loss of the Consolidated Entities for such period (before deduction for minority interests in any of the Consolidated Entities and excluding any adjustments for “straight-line rent accounting”); plus (A) the following items to the extent deducted in computing such consolidated net income for such period: (i) Consolidated Interest Expense of the Consolidated Entities for such period, (ii) Consolidated Income Tax Expense of the Consolidated Entities for such period, (iii) consolidated expenses associated with the upfront costs of acquisitions and not otherwise capitalized, and (iv) consolidated real estate depreciation, amortization, and other extraordinary and non-cash items of the Consolidated Entities for such period (except, in the case of such other non-cash items, to the extent that a cash payment will be required to be made in respect thereof in a future period); minus (B) the following items to the extent included in computing such consolidated net income for such period: (i) all consolidated gains (or plus all consolidated losses) attributable to any sales or other dispositions of assets, debt restructurings or early retirement of debt of the Consolidated Entities in such period, (ii) all income (or plus all losses) from all Unconsolidated Entities (but not including accruals on Equity Interest associated with the Project Vortex Transaction) and (iii) all income from extraordinary and non-cash items of the Consolidated Entities for such period (including any accruals on ~~Mezzanine Loan Investments~~Real Estate Investment Loans, but not including any non-cash item to the extent it represents the reversal of an accrual or reserve for a potential cash item that reduced net income in any prior period); plus (or minus, as applicable) (C) the Unconsolidated
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Allocation Percentage of any of the items described above in this definition that are attributable to any Unconsolidated Entity for such period.
“ECP” has the meaning given to that term in the definition of “Excluded Swap Obligation”.
“EDGAR” means the SEC’s Electronic Data Gathering Analysis and Retrieval System or, if applicable, the Interactive Data Electronic Applications System.
“Eligible Assignee” means (i) a Lender, (ii) an Affiliate of a Lender, (iii) an Approved Fund, and (iv) any other Person (other than a natural Person) approved by (A) the Administrative Agent and (B) ~~)~~ unless an Event of Default has occurred and is continuing, the Borrower Representative (each such approval not to be unreasonably withheld or delayed (and the Borrower Representative shall be deemed to have consented if it fails to object to any assignment within five Business Days after it received written notice thereof)); provided, however, that notwithstanding the foregoing, “Eligible Assignee” shall not include (w) the ~~Advisor, the~~ PAC REIT, ~~the~~any Borrower or any of their respective Affiliates or Subsidiaries, (x) any holder of any Subordinated Indebtedness or any of such holder’s Affiliates, (y) any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (y), or (z) ~~prior to the occurrence and during the continuance of~~unless an Event of Default has occurred and is continuing, any competitor of the PAC REIT, the ~~Borrower~~Borrowers or any of their respective Subsidiaries or Affiliates.
“Environmental Claims” means any and all global, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of non-compliance or violation, investigations or proceedings relating in any way to any Environmental Law or any permit issued under any such law (hereafter “Claims”), including (i) any and all Claims by any Governmental Authority for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law, and (ii) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from the storage, treatment or Release (as defined in CERCLA) of any Hazardous Materials or arising from alleged injury or threat of injury to health, safety or the environment.
“Environmental Law” means any applicable Federal, state, foreign or local statute, law, rule, regulation, ordinance, code, binding and enforceable guideline, binding and enforceable written policy and rule of common law now or hereafter in effect and in each case as amended, and any binding and enforceable judicial or global interpretation thereof, including any judicial or global order, consent, decree or judgment issued to or rendered against the PAC REIT or any of its Subsidiaries relating to the environment, employee health and safety or Hazardous Materials, including CERCLA; RCRA; the Federal Water Pollution Control Act, 33 U.S.C. § 1251 et seq.; the Clean Air Act, 42 U.S.C. § 7401 et seq.; the Safe Drinking Water Act, 42 U.S.C. § 300f et seq.; the Oil Pollution Act of 1990, 33 U.S.C. § 2701 et seq.; the Emergency Planning and the Community Right-to-Know Act of 1986, 42 U.S.C. § 11001 et seq., the Hazardous Material Transportation Act, 49 U.S.C. § 5101 et seq. and the Occupational Safety and Health Act, 29 U.S.C. § 651 et seq. (to the extent it regulates occupational exposure to Hazardous Materials); and any state and local or foreign counterparts or equivalents, in each case as amended from time to time.
“Environmental Liabilities and Costs” means all liabilities, monetary obligations, Remedial Actions, losses, damages, punitive damages, consequential damages, treble damages, costs and expenses (including all reasonable fees, disbursements and expenses of counsel, experts and consultants and costs of investigations and feasibility studies), fines, penalties, sanctions and interest incurred as a result of any
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Environmental Claim which relate to any environmental condition or a release, use, handling, storage or treatment of Hazardous Materials by any Credit Party or any of its Subsidiaries or a predecessor in interest from or on to (i) any property presently or formerly owned by any Credit Party or any of its Subsidiaries or (ii) any facility which received Hazardous Materials generated by any Credit Party or any of its Subsidiaries.
“Equity Interest” means with respect to any Person, any and all shares, interests, participations or other equivalents, including membership interests (however designated, whether voting or non-voting) of equity of such Person, including, if such Person is a partnership, partnership interests (whether general or limited) or any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, such partnership, but in no event will Equity Interest include any debt securities convertible or exchangeable into equity unless and until actually converted or exchanged.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to ERISA are to ERISA, as in effect at the Closing Date and any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.
“ERISA Affiliate” means each Person (as defined in Section 3(9) of ERISA), which together with the PAC REIT or any of its Subsidiaries, would be deemed to be a “single employer” (i) within the meaning of Section 414(b), (c), (m) or (o) of the Code or Section 4001(a)(14) or 4001(b)(i) of ERISA or (ii) as a result of the PAC REIT or any Subsidiary being or having been a general partner of such Person.
“ERISA Event” means: (i) that a Reportable Event has occurred with respect to any Plan; (ii) the institution of any steps by the PAC REIT or any Subsidiary, any ERISA Affiliate, the PBGC or any other Person to terminate any Plan or the occurrence of any event or condition described in Section 4042 of ERISA that constitutes grounds for the termination of, or the appointment of a trustee to administer, a Plan or the treatment of a Plan amendment as a termination under Section 4041 or 4041A of ERISA; (iii) a complete or partial withdrawal by the PAC REIT or any Subsidiary or any ERISA Affiliate from any Multi-Employer Plan or Multiple Employer Plan or the institution of any steps by the PAC REIT or any Subsidiary or any ERISA Affiliate to withdraw from any Multi-Employer Plan or Multiple Employer Plan, if such withdrawal could result in withdrawal liability (as described in Part 1 of Subtitle E of Title IV of ERISA or in Section 4063 of ERISA) in excess of $500,000; (iv) a non-exempt “prohibited transaction” within the meaning of Section 406 of ERISA in connection with any Plan; (v) that a Plan has Unfunded Benefit Liabilities exceeding $500,000; (vi) the cessation of operations at a facility of the PAC REIT or any Subsidiary or any ERISA Affiliate in the circumstances described in Section 4062(e) of ERISA; (vii) the conditions for imposition of a Lien under Section 303(a) of ERISA or the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA upon the PAC REIT or any Subsidiary or ERISA Affiliate, shall have been met with respect to a Plan; (viii) the adoption of an amendment to a Plan requiring the provision of security to such Plan pursuant to Section 206(g) of ERISA; (ix) the insolvency of ~~or commencement of reorganization proceedings with respect to~~ a Multi-Employer Plan; (x) the determination that any Plan is considered an at-risk plan or a plan in endangered or critical status within the meaning of Sections 430, 431 or 432 of the Code or Sections 303, 304 or 305 of ERISA; (xi) any material increase in the contingent liability of the PAC REIT or any Subsidiary with respect to any post-retirement welfare liability; or (xii) the taking of any action by, or the threatening of the taking of any action by, the Internal Revenue Service, the Department of Labor or the PBGC with respect to any of the foregoing.
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“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“Erroneous Payment” has the meaning assigned to it in Section 9.18(a).
“Erroneous Payment Deficiency Assignment” has the meaning assigned to it in Section 9.18(d).
“Erroneous Payment Impacted Class” has the meaning assigned to it in Section 9.18(d).
“Erroneous Payment Return Deficiency” has the meaning assigned to it in Section 9.18(d).
“Erroneous Payment Subrogation Rights” has the meaning assigned to it in Section 9.18(d).
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.
“Eurodollar Loan” means each Revolving Loan bearing interest at a rate based upon the Adjusted Eurodollar Rate.
“Event of Default” has the meaning provided in Section 8.01.
“Event of Loss” means, with respect to any property, (i) the actual or constructive total loss of such property or the use thereof resulting from destruction, damage beyond repair, or the rendition of such property permanently unfit for normal use from any casualty or similar occurrence whatsoever, (ii) the destruction or damage of a portion of such property from any casualty or similar occurrence whatsoever, (iii) the condemnation, confiscation or seizure of, or requisition of title to or use of, any property, or (iv) in the case of any property located upon a leasehold, the termination or expiration of such leasehold.
“Excluded Swap Obligation” means, with respect to any Credit Party, any Swap Obligation if, and to the extent that, all or a portion of the liability of such Credit Party for the guarantee of such Credit Party of, or the grant by such Credit Party of a Lien to secure, such Swap Obligation (or any liability or guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order with respect thereto of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Credit Party’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act (an “ECP”) and the regulations thereunder at the time the liability for the guarantee of such Credit Party or the grant of such Lien becomes effective with respect to such Swap Obligation (such determination being made after giving effect to any applicable keepwell, support or other agreement for the benefit of the applicable Credit Party, including under Section 33 of the Guaranty. If a Swap Obligation arises under a master agreement
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governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such guarantee or Lien is or becomes illegal for the reasons identified in the immediately preceding sentence of this definition.
“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its Applicable Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Revolving Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Revolving Commitment (other than pursuant to an assignment request by the ~~Borrower~~Borrowers under Section 3.04) or (ii) such Lender changes its Applicable Lending Office, except in each case to the extent that, pursuant to Section 3.03, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its Applicable Lending Office, (c) Taxes attributable to such Recipient’s failure to comply with Section 3.03(g) and (d) any U.S. federal withholding Taxes imposed under FATCA.
“Existing Revolving Commitment” has the meaning specified in the Preliminary Statements.
“Extension Request” has the meaning specified in Section 2.15.
“FASB ASC” means the Accounting Standards Codification of the Financial Accounting Standards Board.
“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code or any intergovernmental agreement entered into between the United States and the government of another country in order to implement the requirements of Sections 1471 through 1474 of the Code.
“Federal Funds Effective Rate” means, for any period, a fluctuating interest rate equal for each day during such period to the weighted average of the rates on overnight Federal Funds transactions with members of the Federal Reserve System arranged by Federal Funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal Funds brokers of recognized standing selected by the Administrative Agent.
“Fee Letter” means the Fee Letter, dated as of August 1, 2016, among ~~the Borrower~~PAC OP, the PAC REIT and the Administrative Agent.
“Fees” means all amounts payable pursuant to, or referred to in, Section 2.09.
“Financial Officer” means the principal executive officer, the principal financial officer or chief accounting officer of the PAC REIT.
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“Financial Projections” has the meaning provided in Section 5.07(b).
“Floor” means the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to the Adjusted Eurodollar Rate.
“Foreign Lender” means (a) if ~~the~~any Borrower is a U.S. Person, a Lender that is not a U.S. Person, and (b) if ~~the~~any Borrower is not a U.S. Person, a Lender that is resident or organized under the laws of a jurisdiction other than that in which the Borrower is resident for tax purposes.
“Fronting Exposure” means, at any time there is a Defaulting Lender, with respect to the Swing Line Lender, such Defaulting Lender’s Revolving Facility Percentage of outstanding Swing Line Loans made by the Swing Line Lender other than Swing Line Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders.
“GAAP” means generally accepted accounting principles in the United States of America as in effect from time to time.
“Governmental Approvals” means all authorizations, consents, approvals, licenses and exemptions of, registrations and filings with, and reports to, all Governmental Authorities.
“Governmental Authority” means the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).
“Guarantors” shall mean, collectively, the PAC REIT and the Subsidiary Guarantors.
“Guaranty” ~~has the meaning provided in Section 4.01(iii).~~means the Fifth Amended and Restated Guaranty, dated as of the Third Amendment Effective Date, among the Borrowers, the Guarantors, and the Administrative Agent and substantially in the form of Exhibit C-1 hereto.
“Guaranty Obligations” means as to any Person (without duplication) any obligation of such Person guaranteeing any Indebtedness (“primary Indebtedness”) of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, including any obligation of such Person, whether or not contingent: (i) to purchase any such primary Indebtedness or any property constituting direct or indirect security therefor; (ii) to advance or supply funds for the purchase or payment of any such primary Indebtedness or to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor; (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary Indebtedness of the ability of the primary obligor to make payment of such primary Indebtedness; or (iv) otherwise to assure or hold harmless the owner of such primary Indebtedness against loss in respect thereof, provided, however, that the definition of Guaranty Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guaranty Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary Indebtedness in respect of which such Guaranty Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder).
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“Hazardous Materials” means (i) any petrochemical or petroleum products, radioactive materials, asbestos in any form that is or could become friable, urea formaldehyde foam insulation, transformers or other equipment that contain dielectric fluid containing levels of polychlorinated biphenyls, and radon gas; and (ii) any chemicals, materials or substances defined as or included in the definition of “hazardous substances,” “hazardous wastes,” “hazardous materials,” “restricted hazardous materials,” “extremely hazardous wastes,” “restrictive hazardous wastes,” “toxic substances,” “toxic pollutants,” “contaminants” or “pollutants,” or words of similar meaning and regulatory effect, under any applicable Environmental Law.
“Hedge Agreement” means (i) any interest rate swap agreement, any interest rate cap agreement, any interest rate collar agreement or other similar interest rate management agreement or arrangement, or (ii) any currency swap or option agreement, foreign exchange contract, forward currency purchase agreement or similar currency management agreement or arrangement.
“Hedging Obligations” means all obligations of any Credit Party under and in respect of (i) any Hedge Agreements entered into with any Secured Hedge Provider or (ii) any Designated Hedge Agreement entered into with any Designated Hedge Creditor.
“Indebtedness” of any Person means without duplication:
(i)    all indebtedness of such Person for borrowed money;
(ii)    all obligations of such Person, whether or not for money borrowed (a) represented by notes payable, or drafts accepted, in each case representing extensions of credit; (b) evidenced by bonds, notes, debentures and similar debt securities of such Person; or (c) constituting purchase money indebtedness, conditional sales contracts, title retention debt instruments or other similar instruments, upon which interest charges are customarily paid or that are issued or assumed as full or partial payment for property or services rendered;
(iii)    all Capitalized Lease Obligations of such Person;
(iv)    all reimbursement obligations of such Person under any outstanding letters of credit or acceptances (whether or not the same have been presented for payment);
(v)    all obligations of such Person in respect of any purchase obligation, repurchase obligation, takeout commitment or forward equity commitment, in each case evidenced by a binding agreement (excluding (i) any such obligation to the extent the obligation can be solely satisfied by the issuance of Equity Interests, (ii) any obligations with respect to the Series A Redeemable Preferred Stock of the PAC REIT, and (iii) any Equity Interest having terms substantially the same as the terms of the Series A Redeemable Stock issued by the PAC REIT (and in any event, including the option of the PAC REIT to redeem any such Equity Interest, which are redeemable at the option of the holder thereof, in either cash or common Equity Interests));
(vi)    all obligations of such Person in respect of accrued but unpaid dividends in respect of Equity Interests of such Person;
(vii)    all Guaranty Obligations of such Person, and, without duplication of the foregoing, all indebtedness of such Person guaranteed or otherwise recourse (except for guaranties of customary exceptions for fraud, misapplication of funds, environmental indemnities, violation of “special purpose entity” and other similar exceptions to nonrecourse liability until a claim is made with respect thereto and
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then shall be included only to the extent of the amount of such claim), all obligation to supply funds to or in any manner to invest directly or indirectly in a Person, to maintain working capital or equity capital of a Person or otherwise to maintain net worth, solvency or other financial condition of a Person, to purchase indebtedness, or to assure the owner of indebtedness against loss, including through an agreement to purchase property, securities, goods, supplies, or services for the purpose of enabling the debtor to make payment of the indebtedness held by such owner or otherwise;
(viii)    the deferred purchase price of capital assets or services that in accordance with GAAP would be shown on the liability side of the balance sheet of such Person;
(ix)    the face amount of all letters of credit issued for the account of such Person and, without duplication, all drafts drawn thereunder;
(x)    all indebtedness of a second Person secured by any Lien on any property owned by such first Person, whether or not such indebtedness has been assumed;
(xi)    the present value, determined on the basis of the implicit interest rate, of all basic rental obligations under all Synthetic Leases of such Person;
(xii)    all obligations of such Person with respect to asset securitization financing;
(xiii)    all net obligations of such Person under Hedge Agreements;
(xiv)    all Disqualified Equity Interests of such Person; and
(xv)    the full outstanding balance of trade receivables, notes or other instruments sold with full recourse (and the portion thereof subject to potential recourse, if sold with limited recourse), other than in any such case any thereof sold solely for purposes of collection of delinquent accounts;
provided, however, that (y) neither trade payables (other than trade payables outstanding for more than 180 days after the date such trade payables were created), deferred revenue, taxes nor other similar accrued expenses, in each case arising in the ordinary course of business, shall constitute Indebtedness; and (z) the Indebtedness of any Person shall in any event include (without duplication) the Indebtedness of any other entity (including any general partnership in which such Person is a general partner) to the extent such Person is liable thereon as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide expressly that such Person is not liable thereon.
“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Credit Party under any Loan Document and (b) to the extent not otherwise described in (a), Other Taxes.
“Indemnitees” has the meaning provided in Section 11.02.
“Insolvency Event” means, with respect to any Person:
(i)    the commencement of a voluntary case by such Person under the Bankruptcy Code or the seeking of relief by such Person under any bankruptcy or insolvency or analogous law in any jurisdiction outside of the United States;
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(ii)    the commencement of an involuntary case against such Person under the Bankruptcy Code or any bankruptcy or insolvency or analogous law in any jurisdiction outside of the United States and the petition is not controverted within 10 days, or is not dismissed within 45 days, after commencement of the case;
(iii)    a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of such Person;
(iv)    such Person commences (including by way of applying for or consenting to the appointment of, or the taking of possession by, a rehabilitator, receiver, custodian, trustee, conservator or liquidator (collectively, a “conservator”) of such Person or all or any substantial portion of its property) any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency, liquidation, rehabilitation, conservatorship or similar law of any jurisdiction whether now or hereafter in effect relating to such Person;
(v)    any such proceeding of the type set forth in clause (iv) above is commenced against such Person to the extent such proceeding is consented to by such Person or remains undismissed for a period of 45 days;
(vi)    such Person is adjudicated insolvent or bankrupt;
(vii)    any order of relief or other order approving any such case or proceeding is entered;
(viii)    such Person suffers any appointment of any conservator or the like for it or any substantial part of its property that continues undischarged or unstayed for a period of 45 days;
(ix)    such Person makes a general assignment for the benefit of creditors or generally does not pay its debts as such debts become due; or
(x)    any corporate (or similar organizational) action is taken by such Person for the purpose of effecting any of the foregoing.
“Intellectual Property” means (i) all trademarks, together with the registrations and right to all renewals thereof, and the good will symbolized by the trademarks; (ii) all patents; (iii) all copyrights; (iv) all computer programs and software applications and source codes and all intellectual property rights therein and all other information and know-how worldwide, including technical data; manufacturing data; research and development data; data relating to compositions, processes and formulations, manufacturing and production know-how and experience; management know-how; training programs; manufacturing, engineering and other drawings; specifications; performance criteria; operating instructions; maintenance manuals; technology; technical information; software; computer programs; engineering and computer data and databases; design and engineering specifications; catalogs; promotional literature; financial, business and marketing plans; and inventions and invention disclosures, including, but not limited to, trade secrets; and (v) all licenses, permits, rights, orders, variances, franchises or authorizations of or from any Governmental Authority.
“Interest Period” means, with respect to each Eurodollar Loan, a period of one or three months as selected by the ~~Borrower~~Borrowers; provided, however, that (i) the initial Interest Period for any Borrowing of such Eurodollar Loan shall commence on the date of such Borrowing (the date of a Borrowing resulting from a Conversion or Continuation shall be the date of such Conversion or Continuation) and each Interest Period occurring thereafter in respect of such Borrowing shall commence
NAI-1517439727v6    ~~-~~ 23~~-~~

on the day on which the next preceding Interest Period expires; (ii) if any Interest Period begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period, such Interest Period shall end on the last Business Day of such calendar month; (iii) if any Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided, however, that if any Interest Period would otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day; (iv) no Interest Period for any Eurodollar Loan may be selected that would end after the Revolving Facility Termination Date; and (v) if, upon the expiration of any Interest Period, the ~~Borrower has~~Borrowers have failed to (or may not) elect a new Interest Period to be applicable to the respective Borrowing of Eurodollar Loans as provided above, the ~~Borrower~~Borrowers shall be deemed to have elected to Convert such Borrowing to Base Rate Loans effective as of the expiration date of such current Interest Period.
~~“Internalization” means any transaction or series of related transactions (including, without limitation, mergers, consolidations, stock or other ownership interest purchases or modifications of agreements) whereby (a) the Advisor ceases to provide any of the services contemplated under the Management Agreement and the Management Agreement is cancelled and (b) the PAC REIT or any of its Subsidiaries agrees to perform any or all of the duties previously performed by the Advisor.~~
“Investment” means: (i) any direct or indirect purchase or other acquisition by a Person of any Equity Interest of any other Person; (ii) any loan, advance (other than deposits with financial institutions available for withdrawal on demand), capital contribution or extension of credit to, guarantee or assumption of debt or purchase or other acquisition of any other Indebtedness of, any Person by any other Person, including any ~~Mezzanine Loan~~Real Estate Investment Loan or Note Receivable Investment; or (iii) the purchase, acquisition or investment of or in any stocks, bonds, mutual funds, notes, debentures or other securities, or any deposit account, certificate of deposit or other investment of any kind.
“IRS” means the United States Internal Revenue Service.
“ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time by the International Swaps and Derivatives Association, Inc. or such successor thereto.
“Leaseholds” of any Person means all the right, title and interest of such Person as lessee or licensee in, to and under leases or licenses of land, improvements and/or fixtures.
“Lender” and “Lenders” have the meaning provided in the first paragraph of this Agreement and includes any other Person that becomes a party hereto pursuant to an Assignment Agreement, other than any such Person that ceases to be a party hereto pursuant to an Assignment Agreement. Unless the context otherwise requires, the term “Lenders” includes the Swing Line Lender. In addition to the foregoing, solely for the purpose of identifying the Persons entitled to share in payments and collections from the Collateral and the benefit of any guarantees of the Obligations, as more fully set forth in this Agreement and the other Loan Documents, the term “Lender” shall include Designated Hedge Creditors and Secured Hedge Providers. For the avoidance of doubt, any Designated Hedge Creditor or Secured Hedge Provider to whom any Hedging Obligations are owed and which does not hold any Loans or commitments hereunder shall not be entitled to any other rights as a “Lender” under this Agreement or the other Loan Documents.
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“Lender Register” has the meaning provided in Section 2.06(b).
“Lien” means any mortgage, pledge, security interest, hypothecation, encumbrance, lien or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement or any lease in the nature thereof).
“Loan” means any Revolving Loan or Swing Line Loan.
“Loan Documents” means this Agreement, the Notes, the Guaranty, the Security Documents, the Management Subordination Agreement, and the Fee Letter.
“Management Agreement” means the Sixth Amended and Restated Management Agreement dated as of June ~~3~~13, 2016, by and among the Advisor~~, the~~ and PAC ~~REIT and the Borrower~~Carveout, as amended and in effect as of the Third Amendment Effective Date.
“Management Subordination Agreement” means the ~~Fourth~~Fifth Amended and Restated Management Fee Subordination Agreement, dated as of the ~~Closing~~Third Amendment Effective Date, between the Advisor, PAC Carveout and the Administrative Agent and substantially in the form of Exhibit H hereto.
“Margin Stock” has the meaning provided in Regulation U.
“Material Adverse Effect” means any or all of the following: (i) any material adverse effect on the business, operations, property, assets, liabilities, financial or other condition of the ~~Borrower~~Borrowers, of the PAC REIT, or of the PAC REIT and its Subsidiaries, taken as a whole; (ii) any material adverse effect on the ability of ~~the~~any Borrower or any other Credit Party to perform its obligations under any of the Loan Documents to which it is a party, or any material adverse effect on the ability of the ~~Borrower~~Borrowers and the other Credit Parties, taken as a whole, to perform their obligations under any of the Loan Documents to which they are party; (iii) any material adverse effect on the validity, effectiveness or enforceability, as against any Credit Party, of any of the Loan Documents to which it is a party; (iv) any material adverse effect on the rights and remedies of the Administrative Agent or any Lender under any Loan Document; or (v) any material adverse effect on the validity, perfection or priority of any Lien in favor of the Administrative Agent on any of the Collateral.
“Material Contract” means (i) the Management Agreement~~,~~ and (ii) any contract or other arrangement (other than the Loan Documents, Hedge Agreements to which any Secured Hedge Party is a party, any Designated Hedge Agreement or any agreement giving rise to Banking Obligations) whether written or oral, to which ~~the~~any Borrower or any ~~Loan~~Credit Party is a party as to which the breach, nonperformance, cancellation or failure to renew by any party thereto could reasonably be expected to have a Material Adverse Effect.
“Material Indebtedness” means, as to the PAC REIT or any of its Subsidiaries, (i) in the case of Nonrecourse Indebtedness, Nonrecourse Indebtedness of any one or more of the PAC REIT and its Subsidiaries (including any Guaranty Obligations) in an aggregate principal amount exceeding $~~75,000,000~~100,000,000 and (ii) in the case of Recourse Indebtedness, any and all Recourse Indebtedness of the PAC REIT or any of its Subsidiaries (including any Guaranty Obligations).
“Material Indebtedness Agreement” means any agreement governing or evidencing any Material Indebtedness.
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“Maximum Rate” has the meaning provided in Section 11.22.
“MBS” means a mortgage pass-through security, collateralized mortgage obligation, REMIC or other security that (a) is based on and backed by an underlying pool of mortgage loans and (b) provides for payment by its issuer to its holder of specified principal installments and/or a fixed or floating rate of interest on the unpaid balance and for prepayments to be passed through to the holder, whether issued in certificated or book-entry form and whether or not issued, guaranteed, insured or bonded by Fannie Mae, Freddie Mac, an insurance company, a private issuer or any other Person.
“MBS Equity” means the market value of an MBS Subsidiary’s equity basis in an MBS Investment.
“MBS Indebtedness” means any Indebtedness incurred by an MBS Subsidiary for the purpose of making an MBS Investment, including, without limitation, Indebtedness incurred in connection with Warehouse Facilities.
“MBS Investments” means Investments in MBS rated AAA (or the equivalent thereof) by S&P or Aaa (or the equivalent thereof) by Moody’s, or as otherwise approved by Administrative Agent in its sole discretion, made by an MBS Subsidiary, including, without limitation, Investments in MBS made via repurchase agreements.
“MBS Subsidiary” means each hereafter newly formed entity which (a) is a special purpose entity, (b) is a Subsidiary of ~~the Borrower~~PAC OP organized under the laws of the United States, any State thereof, or the District of Columbia, (c) was formed for the sole purposes of, and conducts no substantive business other than making Investments in MBS and (d) does not own, directly or indirectly, any other Subsidiary.
~~“Mezzanine Loan Documentation” means, collectively, each agreement, document, or instrument executed and delivered in connection with, or evidencing, a Mezzanine Loan Investment by a Mezzanine Loan Subsidiary, including each loan or credit agreement, note, security or pledge agreement, guarantee, and each agreement or document evidencing or constituting any supporting obligation in respect of such Mezzanine Loan Investment, together with all schedules, exhibits and annexes thereto and all side letters and agreements affecting the terms thereof or entered into in connection therewith, in each case as amended, supplemented or otherwise modified from time to time.~~
~~“Mezzanine Loan Investment” means any mezzanine loan or advance made by a Mezzanine Loan Subsidiary to a Person other than a Credit Party for the acquisition, construction, development and/or operation of Real Property.~~
~~“Mezzanine Loan Subsidiary” means each now and hereafter formed, acquired or existing Credit Party which (a) is a special purpose entity, (b) is a Subsidiary of the Borrower organized under the laws of the United States, any State thereof, or the District of Columbia, and (c) was formed or acquired for the sole purposes of, and conducts no substantive business other than, the financing of Real Property. As of the Effective Date, the Mezzanine Loan Subsidiaries are set forth on Schedule 1.01(A).~~
“Minimum Borrowing Amount” means (i) with respect to any Base Rate Loan, $1,000,000, with minimum increments thereafter of $250,000, (ii) with respect to any Eurodollar Loan, $1,000,000, with minimum increments thereafter of $250,000, and (iii) with respect to Swing Line Loans, $500,000.
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“Minimum Liquidity” means, as of any date of determination, the sum of (i) unrestricted cash and Cash Equivalents of the Consolidated Entities as of such date, and (ii) the Revolving Availability.
“Moody’s” means Moody’s Investors Service, Inc. and its successors.
“Mortgage” means a Mortgage, Deed of Trust or other instrument in form and substance reasonably satisfactory to the Administrative Agent, executed by a Credit Party with respect to a Mortgaged Real Property, as the same may from time to time be amended, restated or otherwise modified.
“Mortgaged Real Property” means any parcel of Real Property that shall become subject to a Mortgage after the Closing Date, in each case together with all of such Credit Party’s right, title and interest in the improvements and buildings thereon and all appurtenances, easements or other rights belonging thereto.
“Multi-Employer Plan” means a multiemployer plan, as defined in Section 4001(a)(3) of ERISA to which the PAC REIT or any Subsidiary of the PAC REIT or any ERISA Affiliate is making or accruing an obligation to make contributions or has within any of the preceding five plan years made or accrued an obligation to make contributions.
“Multiple Employer Plan” means an employee benefit plan, other than a Multi-Employer Plan, to which the PAC REIT or any Subsidiary of the PAC REIT or any ERISA Affiliate, and one or more employers other than ~~the~~a Borrower or a Subsidiary of ~~the~~a Borrower or an ERISA Affiliate, is making or accruing an obligation to make contributions or, in the event that any such plan has been terminated, to which ~~the~~any Borrower or a Subsidiary of ~~the~~any Borrower or an ERISA Affiliate made or accrued an obligation to make contributions during any of the five plan years preceding the date of termination of such plan.
“Net Cash Proceeds” means, with respect to the incurrence or issuance of any Indebtedness, the Cash Proceeds resulting therefrom net of reasonable and customary fees and expenses incurred in connection therewith and net of the repayment or payment of any Indebtedness or obligation intended to be repaid or paid with the proceeds of such Indebtedness, to the extent, but only to the extent, that the amounts so deducted are (x) actually paid to a Person that, except in the case of reasonable out-of-pocket expenses, is not an Affiliate of such Person or any of its Subsidiaries (other than fees paid to the Advisor pursuant to the Management Agreement prior to an Event of Default) and (y) properly attributable to such transaction.
“Net Operating Income” means, for any Real Property and for a given period, the sum of the following (without duplication): (a) gross revenues (including interest income) received in the ordinary course from such Real Property minus (b) all expenses paid or accrued related to the ownership, operation or maintenance of such Real Property, including but not limited to taxes, assessments and the like, insurance, utilities, payroll costs, maintenance, repair and landscaping expenses, marketing expenses, and general and administrative expenses (including an appropriate allocation for legal, accounting, advertising, marketing and other expenses incurred in connection with such Real Property, but specifically excluding general overhead expenses of the PAC REIT, the ~~Borrower~~Borrowers or any Subsidiary, any property management fees, debt service charges, income taxes, depreciation, amortization, other non cash expenses, and any extraordinary, non-recurring expense associated with any financing, merger, acquisition, divestiture or other capital transaction) minus (c) a management fee of the greater of actual or three percent (3.0%) of the gross revenues for such Real Property for such period. Notwithstanding the foregoing, Net Operating Income attributed to Real Property that was acquired
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during any Testing Period shall be included within the calculation of Net Operating Income on a proforma basis as approved by the Administrative Agent; provided, that if the Real Property was owned for a portion of the Testing Period, Net Operating Income shall be determined based on ~~Borrower’s~~the PAC REIT’s financial statements delivered pursuant to Section 6.01 hereof for the period of such ownership and proforma statements as described above for the balance of such Testing Period.
“Net Redemptions” means, for any period, (i) the amount of Cash Redemptions paid by ~~Borrower~~PAC OP to the PAC REIT solely for the purpose of PAC REIT making Capital Distributions for redemptions of its Preferred Equity Interests, minus (ii) the net proceeds of any equity offering (or any debt offering to the extent converted into equity) by any Credit Party or any of its Subsidiaries; provided that if the result of the foregoing calculation for any period is a negative amount, Net Redemptions for such period shall be $0.00.
~~“New Market-Anderson” means New Market-Anderson LLC, a Delaware limited liability company.~~
“1934 Act” means the Securities Exchange Act of 1934, as amended.
“Non-Consenting Lender” has the meaning provided in Section 11.12(e).
“Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time.
“Nonrecourse Indebtedness” means, with respect to a Person, Indebtedness for borrowed money in respect of which recourse for payment (except for exceptions for fraud, misapplication of funds, environmental indemnities, bankruptcy, transfer of collateral in violation of the applicable loan documents, failure to obtain consent for subordinate financing in violation of the applicable loan documents and other exceptions to nonrecourse liability which are customary for nonrecourse financings at the time as determined by Administrative Agent) is contractually limited to specific assets of such Person encumbered by a Lien securing such Indebtedness.
“Non-Wholly Owned Subsidiary” means any Subsidiary of a Person not all of the equity securities or other ownership interests (not taking into consideration, in the case of a corporation, any directors’ qualifying shares) of which are at the time directly or indirectly owned or controlled by such Person or by such Person and one or more Subsidiaries of such Person or by such Person and one or more other Subsidiaries of such Person.
“Note” means a Revolving Facility Note or a Swing Line Note, as applicable.
“Note Receivable Documentation” means, collectively, each agreement, document, or instrument executed and delivered in connection with, or evidencing, a Note Receivable Investment, including each loan or credit agreement, note, security or pledge agreement, guarantee, and each agreement or document evidencing or constituting any supporting obligation in respect of such Note Receivable Investment, together with all schedules, exhibits and annexes thereto and all side letters and agreements affecting the terms thereof or entered into in connection therewith, in each case as amended, supplemented or otherwise modified from time to time.
“Note Receivable Investment” means any loan or advance made by a Credit Party (other than the PAC REIT) to any Person other than a Credit Party for the acquisition, construction, development and/or operation of Real Property.
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“Notice of Borrowing” has the meaning provided in Section 2.04(b).
“Notice of Continuation or Conversion” has the meaning provided in Section 2.08(b).
“Notice Office” means the office of the Administrative Agent at 1200 Abernathy Road NE, Suite 1550, Atlanta, Georgia 30328, Attention: James Komperda (facsimile: 770-510-2195), or such other office as the Administrative Agent may designate in writing to the Borrower Representative from time to time.
“Obligations” means all amounts, indemnities and reimbursement obligations, direct or indirect, contingent or absolute, of every type or description, and at any time existing, owing by ~~the~~any Borrower or any other Credit Party to the Administrative Agent, any Lender, any Affiliate of an Lender, the Swing Line Lender, any Designated Hedge Creditor, or any Secured Hedge Provider pursuant to the terms of this Agreement, any other Loan Document, any Designated Hedge Agreement or any other Hedge Agreement (including, but not limited to, interest and fees that accrue after the commencement by or against any Credit Party of any insolvency proceeding, regardless of whether allowed or allowable in such proceeding or subject to an automatic stay under Section 362(a) of the Bankruptcy Code). Without limiting the generality of the foregoing description of Obligations, the Obligations include (a) the obligation to pay principal, interest, charges, expenses, fees, reasonable attorneys’ fees and disbursements, indemnities and other amounts payable by the Credit Parties under any Loan Document to the extent ~~the~~any Borrower or any other Credit Party is required to reimburse such Person therefor under any Loan Document, (b) Banking Services Obligations, (c) Hedging Obligations ~~and~~, (d) Erroneous Payment Subrogation Rights, and (e) the obligation to reimburse any amount in respect of any of the foregoing that any Agent, any Lender or any Affiliate or any Secured Hedge Provider of any of them, in connection with the terms of any Loan Document, may elect to pay or advance on behalf of the Credit Parties. Notwithstanding anything to the contrary in this definition, “Obligations” shall not include any Excluded Swap Obligations.
“Occupancy Rate” means, with respect to a Real Property at any time, the ratio, expressed as a percentage, of (a) in the case of any Real Property (other than Real Property for multi-family use), (i) the net rentable square footage of such Real Property actually occupied by non-Affiliate tenants paying rent at rates not materially less than rates generally prevailing at the time the applicable lease was entered into, pursuant to binding leases as to which no monetary default has occurred and has continued unremedied for 30 or more days to (ii) the aggregate net rentable square footage of such Real Property and (b) in the case of any Real Property for multi-family use, (i) the number of units of such Real Property actually occupied by non-Affiliate tenants paying rent at rates not materially less than rates generally prevailing at the time the applicable lease was entered into, pursuant to binding leases as to which no monetary default has occurred and has continued unremedied for 30 or more days to (ii) the aggregate number of units of such Real Property. For the purposes of the definition of “Occupancy Rate”, a tenant shall be deemed to actually occupy a Real Property notwithstanding a temporary cessation of operations for renovation, repairs or other temporary reason.
“OFAC” means the U.S. Department of the Treasury’s Office of Foreign Assets Control.
“Operating Lease” as applied to any Person means any lease of any property (whether real, personal or mixed) by that Person as lessee that, in conformity with GAAP, is not accounted for as a Capital Lease on the balance sheet of that Person.
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“Organizational Documents” means, with respect to any Person (other than an individual), such Person’s articles (certificate) of incorporation, or equivalent formation documents, and bylaws, or equivalent governing documents, and, in the case of any partnership, includes any partnership agreement and any amendments to any of the foregoing.
“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).
“Other Debt Investments” means Investments in MBS that are not MBS Investments.
“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 3.04).
“PAC Carveout” has the meaning provided in the first paragraph of this Agreement.
“PAC OP” has the meaning provided in the first paragraph of this Agreement.
“Participant Register” has the meaning provided in Section 11.06(b).
“Payment Office” means the office of the Administrative Agent at 1200 Abernathy Road NE, Suite 1550, Atlanta, Georgia 30328, Attention: Tiffanie Grayson (facsimile: 216-370-6206), or such other office(s), as the Administrative Agent may designate to the Borrower Representative in writing from time to time.
“Payment Recipient” has the meaning assigned to it in Section 9.18(a).
“PBGC” means the Pension Benefit Guaranty Corporation established pursuant to Section 4002 of ERISA, or any successor thereto.
“Perfection Certificate” has the meaning provided in the Security Agreement.
“Permitted Discretion” means a determination made in the exercise of reasonable (from the perspective of a secured lender) business judgment.
“Permitted Lien” means any Lien permitted by Section 7.03.
“Person” means any individual, partnership, joint venture, firm, corporation, limited liability company, association, central bank, trust or other enterprise or any governmental or political subdivision or any agency, department or instrumentality thereof.
“Plan” means any Multi-Employer Plan, Multiple Employer Plan or Single-Employer Plan.
“Plan Assets” has the meaning provided in Section 5.14.
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“Platform” has the meaning provided in Section 9.16(b).
“Preferred Equity Interests” means, with respect to a Person, Equity Interests in such Person which are entitled to preference or priority over any other Equity Interest in such Person in respect of payment of dividends or distribution of assets upon liquidation or both.
“primary Indebtedness” has the meaning provided in the definition of “Guaranty Obligations.”
“primary obligor” has the meaning provided in the definition of “Guaranty Obligations.”
“~~Prohibited~~Project Vortex Transaction” means ~~a transaction with respect to a Plan that is prohibited under Section 4975 of the Code or Section 406 of ERISA and not exempt under Section 4975 of the Code or Section 408 of ERISA.~~the disposition by certain Subsidiaries of the PAC REIT, notice of which has been provided to the Administrative Agent prior to the Third Amendment Effective Date, of a portfolio of seven office properties and one office Real Estate Investment Loan to Highwoods Properties, Inc.
“Property Debt Yield” means (i) the Stabilized Property NOI for any Testing Period, divided by (ii) Consolidated Total Debt on the last day of such Testing Period.
“Property Senior Loan Documentation” means, collectively, each agreement, document or instrument executed and delivered in connection with any non-recourse mortgage financing to a Real Estate Subsidiary, including each loan or credit agreement, note, security or pledge agreement, together with all schedules, exhibits and annexes thereto and all side letters and agreements affecting the terms thereof or entered into in connection therewith, in each case as amended, supplemented or otherwise modified from time to time.
“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.
“Purchase Date” has the meaning provided in Section 2.03(c).
“RCRA” means the Resource Conservation and Recovery Act, 42 U.S.C. § 6901 et seq.
“Real Estate Investment Loan” means any loan or advance made by a Subsidiary of the PAC REIT to a Person other than a Credit Party for the acquisition, construction, development and/or operation of Real Property.
“Real Estate Investment Loan Documentation” means, collectively, each agreement, document, or instrument executed and delivered in connection with, or evidencing, a Real Estate Investment Loan, including each loan or credit agreement, note, security or pledge agreement, guarantee, and each agreement or document evidencing or constituting any supporting obligation in respect of such Real Estate Investment Loan, together with all schedules, exhibits and annexes thereto and all side letters and agreements affecting the terms thereof or entered into in connection therewith, in each case as amended, supplemented or otherwise modified from time to time.
“Real Estate Subsidiary” means each Subsidiary of ~~the Borrower~~PAC OP set forth on Schedule 1.01(B) hereto and any hereafter formed, acquired or existing Subsidiary of ~~the Borrower~~PAC OP which (a) is a special purpose entity, (b) is a Subsidiary organized under the laws of the United States, any State thereof, or the District of Columbia, (c) owns, or is intended to own, Real Property, and (d) was
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formed or acquired for the sole purposes of, and conducts no substantive business other than, the ownership, construction, development and operation, but specifically excluding the financing, of such Real Property.
“Real Property” of any Person shall mean all of the right, title and interest of such Person in and to land, improvements and fixtures, including Leaseholds.
“Recipient” means (a) the Administrative Agent, and (b) any Lender, as applicable.
“Recourse Indebtedness” with respect to a Person, Indebtedness that is not Nonrecourse Indebtedness.
“Regulation D” means Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof establishing reserve requirements.
“Regulation U” means Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof establishing margin requirements.
“REIT” means a Person qualifying for treatment as a “real estate investment trust” under the Code.
“Related Parties” means, with respect to any Person, such Person’s Affiliates and the directors, officers, employees, agents and advisors of such Person and of such Person’s Affiliates.
“Relevant Governmental Body” means the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or any successor thereto.
“Remedial Action” means all actions any Environmental Law requires any Credit Party or any of its Subsidiaries to: (i) clean up, remove, remediate, contain, treat, monitor, assess, evaluate or in any other way address Hazardous Materials in the environment; (ii) prevent or minimize a release or threatened release of Hazardous Materials so they do not migrate or endanger or threaten to endanger public health or welfare or the environment; (iii) perform pre-remedial studies and investigations and post-remedial operation and maintenance activities; or (iv) perform any other actions authorized by 42 U.S.C. § 9601.
“Reportable Event” means an event described in Section 4043 of ERISA or the regulations thereunder with respect to a Plan, other than those events as to which the notice requirement is waived under subsection .22, .23, .25, .27, .28, .29, .30, .31, .32, .34, .35, .62, .63, .64, .65 or .67 of PBGC Regulation Section 4043.
“Required Collateral Delivery Date” has the meaning provided in Section 6.10.
“Required Lenders” means Lenders whose Revolving Facility Exposure and Unused Revolving Commitments constitute more than 50% of the sum of the Aggregate Credit Facility Exposure and the Unused Total Revolving Commitment, provided that if there are two or more unaffiliated Lenders (excluding any Defaulting Lenders), Required Lenders must include at least two unaffiliated Lenders. The Revolving Facility Exposure and Unused Revolving Commitments of any Defaulting Lender shall be disregarded in determining Required Lenders at any time.
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“Restricted Payment” means (i) any Capital Distribution, (ii) any amount paid by the PAC REIT or any of its Subsidiaries in repayment, redemption, retirement, repurchase, direct or indirect, of any Subordinated Indebtedness, or (iii) any payment by the PAC REIT or any of its Subsidiaries of any management fees, advisory fees, consulting fees or any similar fees, whether pursuant to a management agreement or otherwise.
“Required REIT Distributions” means the minimum amount of cash that is required to be distributed by the PAC REIT (i) in order to meet the requirements under Section 857(a) of the Code and (ii) to avoid the imposition on the PAC REIT of federal income tax under Section 857(b) of the Code and the excise tax under Section 4981 of the Code, determined in each case assuming that the PAC REIT will meets its distribution requirement by distributing stock dividends to the maximum extent permitted under Revenue Procedure 2017-45, 2017-35 IRB 216, or any subsequent administrative or regulatory guidance (as such guidance may be modified from time to time), provided, that Required REIT Distributions shall be zero during any period in which the PAC REIT’s election to be taxed as a REIT has been terminated or revoked, or the PAC REIT does not satisfy the requirements under the Code and applicable Treasury Regulations for being a REIT.
“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.
“Revolving Availability” means, at the time of determination, (a) the sum of all Revolving Commitments at such time less (b)  the principal amount of Revolving Loans and Swing Line Loans made and outstanding at such time..
“Revolving Borrowing” means the incurrence of Revolving Loans consisting of one Type of Revolving Loan by the ~~Borrower~~Borrowers from all of the Lenders having Revolving Commitments in respect thereof on a pro rata basis on a given date (or resulting from Conversions or Continuations on a given date) in the same currency, having in the case of any Eurodollar Loans, the same Interest Period.
“Revolving Commitment” means, with respect to each Lender, the amount set forth opposite such Lender’s name in Schedule 1 hereto as its “Revolving Commitment” or in the case of any Lender that becomes a party hereto pursuant to an Assignment Agreement, the amount set forth in such Assignment Agreement, as such commitment may be reduced from time to time pursuant to Section 2.10 or adjusted from time to time as a result of assignments to or from such Lender pursuant to Section 11.06. or increased as appropriate to reflect any increase effected in accordance with Section 2.14.
“Revolving Facility” means the credit facility established under Section 2.02 pursuant to the Revolving Commitment of each Lender.
“Revolving Facility Availability Period” means the period from the Closing Date until the Revolving Facility Termination Date.
“Revolving Facility Exposure” means, for any Lender at any time, the principal amount of Revolving Loans made by such Lender and outstanding at such time and such Lender’s participation in Swing Line Loans.
“Revolving Facility Note” means a promissory note substantially in the form of Exhibit A-1 hereto.
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“Revolving Facility Percentage” means, at any time for any Lender, the percentage obtained by dividing such Lender’s Revolving Commitment by the Total Revolving Commitment, provided, however, that if the Total Revolving Commitment has been terminated, the Revolving Facility Percentage for each Lender shall be determined by dividing such Lender’s Revolving Commitment immediately prior to such termination by the Total Revolving Commitment immediately prior to such termination. The Revolving Facility Percentage of each Lender as of the Closing Date is set forth on Schedule 1 hereto.
“Revolving Facility Termination Date” means the earlier of (i) ~~December 12~~May 4, ~~2021~~2024, or such later date to which the Revolving Facility Termination Date may be extended pursuant to Section 2.15 and (ii) the date that the Revolving Commitments have been terminated pursuant to Section 8.02.
“Revolving Loan” means, with respect to each Lender, any loan made by such Lender pursuant to Section 2.02.
“Sale” has the meaning provided in Section 11.06(c)(vi).
“Sale and Lease-Back Transaction” means any arrangement with any Person providing for the leasing by the PAC REIT or any Subsidiary of any property (except for temporary leases for a term, including any renewal thereof, of not more than one year and except for leases between the PAC REIT and a Subsidiary or between Subsidiaries), which property has been or is to be sold or transferred by the PAC REIT or such Subsidiary to such Person.
“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by the U.S. government (including those administered by OFAC), the European Union, Her Majesty’s Treasury, or other relevant sanctions authority.
“Sanctioned Country” means at any time, a country or territory which is itself the subject or target of any Sanctions (including Cuba, Iran, North Korea, Sudan and Syria).
“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC, the U.S. Department of State, the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person owned or controlled by any such Person or Persons described in clauses (a) and (b).
“Secured Indebtedness” means, with respect to a Person, Indebtedness of such Person that is secured in any manner by any Lien on any property of such Person.
“Secured Creditors” has the meaning provided in the Security Agreement.
“Secured Hedge Provider” means a Lender or an Affiliate of a Lender (or a Person who was a Lender or an Affiliate of a Lender at the time of execution and delivery of a Hedge Agreement) who has entered into a Hedge Agreement with the PAC REIT or any of its Subsidiaries.
“SEC” means the United States Securities and Exchange Commission.
“SEC Regulation D” means Regulation D as promulgated under the Securities Act of 1933, as amended, as the same may be in effect from time to time.
“Security Agreement” has the meaning provided in Section 4.01(v).
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“Security Documents” means the Security Agreement, any Mortgage, each Buy-Sell Agreement, each Additional Security Document, any UCC financing statement, any Control Agreement, each Collateral Assignment of Loan Documents, any Collateral Assignment, any Perfection Certificate and any document pursuant to which any Lien is granted or perfected by any Credit Party to the Administrative Agent as security for any of the Obligations.
“Similar Law” has the meaning provided in Section 5.14.
“Single Employer Plan” means a single employer plan, as defined in Section 4001(a)(15) of ERISA, to which the PAC REIT or any Subsidiary or any ERISA Affiliate is making or accruing an obligation to make contributions or, in the event that any such plan has been terminated, to which the PAC REIT or any Subsidiary or any ERISA Affiliate made or accrued an obligation to make contributions during any of the five plan years preceding the date of termination of such plan.
“SOFR” means, for any Business Day, a rate per annum equal to the secured overnight financing rate for such Business Day published by the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate) on the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org. (or any successor source for the secured overnight financing rate identified as such by the administrator of the secured overnight financing rate from time to time), on the immediately succeeding Business Day.
“Stabilized Property NOI” means, for any Testing Period, the aggregate Adjusted Net Operating Income for the Real Properties that are not Development Properties and are owned by the Real Estate Subsidiaries; provided that the Adjusted Net Operating Income attributable to any anchor tenant of any such Real Property for retail use for any Testing Period that (i) no longer actually occupies such Real Property, or (ii) has become the subject of a proceeding under the Bankruptcy Code or any other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect and has not assumed and agreed to continue to perform its obligations under the lease with respect to such Real Property, or (iii) has a lease for such Real Property that has 90 days or less remaining as of the beginning of the Testing Period, and either (x) there is no exercisable option to renew contained in the terms thereof, or (y) such anchor tenant has not yet given notice of its exercise of any option to renew, or (iv) was party to a lease for such Real Property that has terminated during such Testing Period shall, in the case of any of clauses (i) through (iv), be excluded from Stabilized Property NOI.
“S&P” means Standard & Poor’s Rating Services, a Standard & Poor’s Financial Services LLC business, or any successor.
“Standard Permitted Lien” means any of the following:
(i)    Liens created by this Agreement or the other Loan Documents;
(ii)    Liens for taxes not yet delinquent or Liens for taxes, assessments or governmental charges (excluding any Lien imposed pursuant to any provision of ERISA or pursuant to any Environmental Laws) being contested in good faith and by appropriate proceedings for which adequate reserves in accordance with GAAP have been established, and such proceedings conclusively operate to suspend the collection thereof;
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(iii)    Liens in respect of property or assets imposed by law that were incurred in the ordinary course of business, such as carriers’, suppliers’, warehousemen’s, materialmen’s and mechanics’ Liens and other similar Liens arising in the ordinary course of business, that do not in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of the PAC REIT or any of its Subsidiaries and do not secure any Indebtedness;
(iv)    Liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default under Section 8.01(h);
(v)    Liens (other than any Lien imposed by ERISA) incurred or deposits made in the ordinary course of business in connection with workers compensation, unemployment insurance and other types of social security, and other Liens to secure the performance of tenders, statutory obligations, contract bids, government contracts, surety, appeal, customs, performance and return-of-money bonds and other similar obligations, incurred in the ordinary course of business (exclusive of obligations in respect of the payment for borrowed money), whether pursuant to statutory requirements, common law or consensual arrangements;
(vi)    leases, licenses, subleases or sublicenses granted in the ordinary course of business to others not interfering in any material respect with the business of the PAC REIT or any of its Subsidiaries and any interest or title of a lessor under any lease not in violation of this Agreement;
(vii)    easements, rights-of-way, zoning or other restrictions, charges, encumbrances, defects in title, prior rights of other persons, and obligations contained in similar instruments, in each case that do not secure Indebtedness and do not involve, and are not likely to involve at any future time, either individually or in the aggregate, (A) a substantial and prolonged interruption or disruption of the business activities of the PAC REIT and its Subsidiaries considered as an entirety, or (B) a Material Adverse Effect;
(viii)    Liens arising from the rights of lessors under leases (including financing statements regarding property subject to lease) not in violation of the requirements of this Agreement, provided that such Liens are only in respect of the property subject to, and secure only, the respective lease (and any other lease with the same or an affiliated lessor);
(ix)    rights of consignors of goods, whether or not perfected by the filing of a financing statement under the UCC;
(x)    Liens arising from filings of Uniform Commercial Code financing statements or similar documents regarding operating leases or otherwise for precautionary purposes relating to arrangements not constituting Indebtedness;
(xi)    Liens that are contractual rights of set-off (i) relating to pooled deposit or sweep accounts of the PAC REIT or any of its Subsidiaries to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of the PAC REIT or any of its Subsidiaries or (ii) relating to purchase orders and other agreements entered into with customers of the PAC REIT or any of its Subsidiaries in the ordinary course of business;
(xii)    Liens encumbering deposits made to secure obligations arising from statutory, regulatory, contractual or warranty requirements of the PAC REIT or a Subsidiary thereof, including rights of offset and setoff;
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(xiii)    Liens solely on any cash earnest money deposits made by the PAC REIT or a Subsidiary thereof in connection with any letter of intent or purchase agreement permitted hereunder; and
(xiv)    Liens on insurance policies and the proceeds thereof securing the financing of the premiums with respect thereto.
“Subordinated Indebtedness” means any Indebtedness that has been subordinated to the prior payment in full of all of the Obligations pursuant to a written agreement or written terms acceptable to the Administrative Agent.
“Subsidiary” of any Person means (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary Voting Power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have Voting Power by reason of the happening of any contingency) is at the time owned by such Person directly or indirectly through Subsidiaries, and (ii) any partnership, limited liability company, association, joint venture or other entity in which such Person directly or indirectly through Subsidiaries, owns more than 50% of the Equity Interests of such Person at the time or in which such Person, one or more other Subsidiaries of such Person or such Person and one or more Subsidiaries of such Person, directly or indirectly, has the power to direct the policies, management and affairs thereof. Unless otherwise expressly provided, all references herein to “Subsidiary” shall mean a Subsidiary of the PAC REIT.
“Subsidiary Guarantor” means any Subsidiary (other than a Borrower) that is or hereafter becomes a party to the Guaranty. Schedule 1.01(C) hereto lists the Subsidiary Guarantors as of the Closing Date.
“Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1(a)(47) of the Commodity Exchange Act.
“Swing Line Commitment” means $30,000,000.
“Swing Line Lender” means KeyBank National Association, together with its successors and assigns.
“Swing Line Loan” means any loan made by the Swing Line Lender pursuant to Section 2.03.
“Swing Line Loan Maturity Date” means, with respect to any Swing Line Loan, the earlier of (i) 5 Business Days after the Swing Line Loan was made, and (ii) the Revolving Facility Termination Date.
“Swing Line Loan Participation” has the meaning provided in Section 2.03(c).
“Swing Line Note” means a promissory note substantially in the form of Exhibit A2 hereto.
“Swing Line Participation Amount” has the meaning provided in Section 2.03(c).
“Synthetic Lease” means any lease (i) that is accounted for by the lessee as an Operating Lease, and (ii) under which the lessee is intended to be the “owner” of the leased property for federal income tax purposes.
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“Synthetic Lease Obligations” means, as to any person, an amount equal to the capitalized amount of the remaining lease payments under any Synthetic Lease that would appear on a balance sheet of such person in accordance with GAAP if such obligations were accounted for as Capitalized Lease Obligations.
“Target EBITDA” means, with respect to any Person for any period, the net income for such Person for such period plus the sum of the amounts for such period included in determining such net income in respect of (i) interest expense, (ii) income tax expense, and (iii) depreciation and amortization expense, in each case as determined in accordance with GAAP.
“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.
“Term SOFR” means, for the applicable corresponding tenor, the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body.
“Testing Distributions” has the meaning provided in Section 7.07(c).
“Testing Distributions Period” has the meaning provided in Section 7.07(c).
“Testing Period” means a single period consisting of the two consecutive fiscal quarters of the PAC REIT then last ended (whether or not such quarters are all within the same fiscal year); provided that for purposes determining an amount of any item included in the calculation of a financial ratio or financial covenant, such amount for the Testing Period then ended shall equal such item for the two (2) fiscal quarters then ended multiplied by two; and provided further that if a particular provision of this Agreement indicates that a Testing Period shall be of a different specified duration, such Testing Period shall consist of the particular fiscal quarter or quarters then last ended that are so indicated in such provision, without annualization.
“Third Amendment” means that certain Amendment No. 3 to Fourth Amended and Restated Credit Agreement, dated as of May 4, 2021, among the Borrowers, the PAC REIT, the other Credit Parties party thereto, the Lenders party thereto and the Administrative Agent.
“Third Amendment Effective Date” has the meaning given to the term “Amendment Effective Date” in the Third Amendment.
“Total Asset Value” means, as of any date of determination date, the sum of the following amounts, all as determined on a consolidated basis in accordance with GAAP: (i) unrestricted cash and Cash Equivalents of the Consolidated Entities as of such date, (ii) the Capitalized Value of all Real Properties (other than Unimproved Land and Development Properties) owned by any Consolidated Entity for more than four full fiscal quarters as of such date, (iii) without duplication, the undepreciated book value of (a) all Real Properties owned or in operation by any Consolidated Entity for less than four full fiscal quarters as of such date, (b) all Unimproved Land owned by any Consolidated Entity as of such date, and (c) all Development Properties owned by any Consolidated Entity as of such date, (iv) the amount, determined in accordance with GAAP, of notes receivable owing pursuant to any ~~Mezzanine~~Real Estate Investment Loan Documentation or Note Receivable Documentation as of such date; provided that the value of such notes receivable shall not exceed 25% of Total Asset Value, (v) all MBS Equity of the MBS Subsidiaries as of such date, (vi) ~~the~~all Preferred Equity Interests associated with the Project Vortex Transaction, (vii) the Unconsolidated Allocation Percentage of any of the items described above in this
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definition that are attributable to any Unconsolidated Entity as of such date, ~~and~~ (~~vii~~viii) the book value, determined in accordance with GAAP, of Other Debt Investments, and (ix) the amount of any deferred purchase price payments owing pursuant to the Project Vortex Transaction. Notwithstanding the foregoing, if ~~Borrower has~~the Borrowers have obtained an appraisal acceptable to Administrative Agent of any Real Property within 12 months of any date of determination, ~~Borrower~~the Borrowers may use the appraised value in such appraisal instead of the Capitalized Value or undepreciated book value attributable for such Real Property for the purposes of calculating “Total Asset Value”; provided, that the ~~Borrower~~Borrowers shall not make such an election to use the appraised value rather than the Capitalized Value with respect to any single Real Property that has been owned by a Consolidated Entity for more than four full fiscal quarters more than twice during the term of this Agreement; provided, further, that if the ~~Borrower makes~~Borrowers make a second election to use the appraised value rather than the Capitalized Value, a second appraisal acceptable to the Administrative Agent shall have been obtained within 12 months prior to the second election. The Capitalized Value of any Real Property for retail use that is leased to an anchor tenant that (w) no longer actually occupies such Real Property, or (x) has become the subject of a proceeding under the Bankruptcy Code or any other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect and has not assumed and agreed to continue to perform its obligations under the lease with respect to such Real Property, or (y) has a lease for such Real Property that has 90 days or less remaining as of the beginning of the Testing Period, and either (1) there is no exercisable option to renew contained in the terms thereof, or (2) such anchor tenant has not yet given notice of its exercise of any option to renew, or (z) was party to a lease for such Real Property that has terminated during such Testing Period shall, in the case of any of clauses (w) through (z), be excluded from Total Asset Value.
“Total Leverage Ratio” means the ratio of (i) Consolidated Total Debt to (ii) Total Asset Value.
“Total Revolving Commitment” means the sum of the Revolving Commitments of the Lenders as the same may be decreased pursuant to Section 2.10(b) hereof or increased pursuant to Section 2.14. As of ~~December 12, 2018~~the Third Amendment Effective Date the amount of the Total Revolving Commitment is $200,000,000.
“Type” means any type of Loan determined with respect to the interest option and currency denomination applicable thereto, which in each case shall be a Base Rate Loan or a Eurodollar Loan.
“UCC” means the Uniform Commercial Code as in effect from time to time. Unless otherwise specified, the UCC shall refer to the UCC as in effect in the State of New York.
“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.
“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.
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“Unconsolidated Allocation Percentage” means, as of any date of determination with respect to any Unconsolidated Entity, the aggregate percentage ownership interest of the Consolidated Entities in such Unconsolidated Entity as of such date.
“Unconsolidated Entity” means, with respect to any Person, any other Person in whom such Person holds an Investment, which Investment is accounted for in the financial statements of such Person on an equity basis of accounting and whose financial results would not be consolidated under GAAP with the financial results of such Person on the consolidated financial statements of such Person.
“Unfunded Benefit Liabilities” of any Plan means the amount, if any, of its unfunded benefit liabilities, as defined in Section 4001(a)(18) of ERISA.
“Unimproved Land” means land on which no development (other than improvements that are not material and are temporary in nature) has occurred.
“United States” and “U.S.” each means United States of America.
“Unsecured Indebtedness” means, with respect to a Person, Indebtedness of such Person, that is not Secured Indebtedness.
“Unused Fee” has the meaning provided in Section 2.09(a).
“Unused Revolving Commitment” means, for any Lender at any time, the excess of (i) such Lender’s Revolving Commitment at such time over (ii) such Lender’s Revolving Facility Exposure at such time.
“Unused Total Revolving Commitment” means, at any time, the excess of (i) the Total Revolving Commitment at such time over (ii) the Aggregate Revolving Facility Exposure at such time.
“U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Code.
“U.S. Tax Compliance Certificate” has the meaning assigned to such term in Section 3.03(g)(ii)(B)(iii).
“USA Patriot Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT Act) Act of 2001.
“USD LIBOR” means the London interbank offered rate for U.S. dollars.
“Voting Power” means, with respect to any Person, the exclusive ability to control, through the ownership of shares of capital stock, partnership interests, membership interests or otherwise, the election of members of the board of directors or other similar governing body of such Person, and the holding of a designated percentage of Voting Power of a Person means the ownership of shares of capital stock, partnership interests, membership interests or other interests of such Person sufficient to control exclusively the election of that percentage of the members of the board of directors or other similar governing body of such Person.
“Warehouse Facility” means any financing arrangement of any kind, including, but not limited to, financing arrangements in the form of repurchase facilities, loan agreements, note and/or other security
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issuance facilities and commercial paper facilities, with a financial institution or other lender or purchaser exclusively to finance or refinance the purchase or funding by an MBS Subsidiary of, or provide funding to an MBS Subsidiary through the transfer of, loans, mortgage-related securities and other mortgage-related receivables purchased by an MBS Subsidiary.
“Withholding Agent” means any Credit Party and the Administrative Agent.
“Write-Down and Conversion Powers” means~~,~~ (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule~~.~~, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.
Section 1.02    Computation of Time Periods
. In this Agreement in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including,” the words “to” and “until” each means “to but excluding” and the word “through” means “through and including.”
Section 1.03    Accounting Terms
. Except as otherwise specifically provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time, provided that if the PAC REIT notifies the Administrative Agent and the Lenders that it wishes to amend any covenant in Article VII to eliminate the effect of any change in GAAP that occurs after the Closing Date on the operation of such covenant (or if the Administrative Agent notifies the PAC REIT that the Required Lenders wish to amend Article VII for such purpose), then compliance with such covenant shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such covenant is amended in a manner reasonably satisfactory to the PAC REIT, the Borrower Representative, the Administrative Agent and the Required Lenders; the PAC REIT, the Borrower Representative, the Administrative Agent and the Lenders agreeing to enter into negotiations to amend any such covenant immediately upon receipt from any party entitled to send such notice. Notwithstanding the foregoing, all financial statements delivered hereunder shall be prepared, and all financial covenants contained herein shall be calculated, without giving effect to any election under FASB ASC 825-10-25 (formerly known as Statement of Financial Accounting Standards 159) (or any similar accounting principle) permitting a Person to value its financial liabilities at the fair value thereof.
Section 1.04    Terms Generally
. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement,
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instrument or other document as from time to time amended, restated, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Loan Document), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Sections, Schedules and Exhibits shall be construed to refer to Sections of, and Schedules and Exhibits to, this Agreement, (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all Real Property, tangible and intangible assets and properties, including cash, securities, accounts and contract rights, and interests in any of the foregoing, and (f) any reference to a statute, rule or regulation is to that statute, rule or regulation as now enacted or as the same may from time to time be amended, re-enacted or expressly replaced.
Section 1.05    Benchmark Notification
. The Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission or any other matter related to USD LIBOR or with respect to any alternative or successor benchmark thereto, or replacement rate therefor or thereof, including, without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate, as it may or may not be adjusted pursuant to Section 3.01(e), will be similar to, or produce the same value or economic equivalence of, USD LIBOR or any other benchmark or have the same volume or liquidity as did USD LIBOR or any other benchmark rate prior to its discontinuance or unavailability.
Section 1.06    Divisions
. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time.
ARTICLE II.

THE TERMS OF THE CREDIT FACILITY
Section 2.01    Establishment of the Credit Facility
. On the Closing Date, and subject to and upon the terms and conditions set forth in this Agreement and the other Loan Documents, the Administrative Agent, the Lenders and the Swing Line Lender agree to establish the Credit Facility for the benefit of the ~~Borrower~~Borrowers; provided, however, that at no time will (i) the Aggregate Credit Facility Exposure exceed the Total Revolving Commitment, or (ii) the Revolving Facility Exposure of any Lender exceed the aggregate amount of such Lender’s Revolving Commitment.
Section 2.02    Revolving Facility
. During the Revolving Facility Availability Period, each Lender severally, and not jointly, agrees, on the terms and conditions set forth in this Agreement, to make a Revolving Loan or Revolving Loans to the
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~~Borrower~~Borrowers from time to time pursuant to such Lender’s Revolving Commitment, which Revolving Loans: (i) may, except as set forth herein, at the option of the ~~Borrower~~Borrowers, be incurred and maintained as, or Converted into, Revolving Loans that are Base Rate Loans or Eurodollar Loans, in each case denominated in Dollars, provided that all Revolving Loans made as part of the same Revolving Borrowing shall consist of Revolving Loans of the same Type; (ii) may be repaid or prepaid and reborrowed in accordance with the provisions hereof; and (iii) shall not be made if, after giving effect to any such Revolving Loan, (A) the Revolving Facility Exposure of any Lender would exceed such Lender’s Revolving Commitment, or (B) the Aggregate Revolving Facility Exposure would exceed the Total Revolving Commitment. The Revolving Loans to be made by each Lender will be made by such Lender on a pro rata basis based upon such Lender’s Revolving Facility Percentage of each Revolving Borrowing, in each case in accordance with Section 2.05 hereof.
Section 2.03    Swing Line Loans.
(a)    Swing Line Loans. During the Revolving Facility Availability Period, the Swing Line Lender agrees, on the terms and conditions set forth in this Agreement, to make a Swing Line Loan or Swing Line Loans to the ~~Borrower~~Borrowers from time to time, which Swing Line Loans: (i) shall be payable on the Swing Line Loan Maturity Date; (ii) shall be made only in U.S. Dollars; (iii) may be repaid or prepaid and reborrowed in accordance with the provisions hereof; (iv) may only be made if after giving effect thereto (A) the aggregate principal amount of Swing Line Loans outstanding does not exceed the Swing Line Commitment, and (B) the Aggregate Revolving Facility Exposure plus the principal amount of Swing Line Loans would not exceed the Total Revolving Commitment; (v) shall not be made if the proceeds thereof would be used to repay, in whole or in part, any outstanding Swing Line Loan and (vi) at no time shall there be more than five (5) Borrowings of Swing Line Loans outstanding hereunder.
(b)    Swing Line Loan Refunding. The Swing Line Lender shall, within two (2) Business Days after a Swing Line Loan was made, direct that the Swing Line Loans owing to it be refunded by delivering to the Administrative Agent, on behalf of the ~~Borrower~~Borrowers (which hereby irrevocably ~~directs~~direct the Swing Line Lender to act on ~~its~~their behalf), a request for a Borrowing of Revolving Loans, specifying the aggregate principal amount thereof (a “Notice of Swing Line Loan Refunding”). Promptly upon receipt of a Notice of Swing Line Loan Refunding, the Administrative Agent shall give notice of the contents thereof to the Lenders with Revolving Commitments. Section 2.04(c) shall not apply to any Borrowing of such Revolving Loans made pursuant to this Section. Each such Notice of Swing Line Loan Refunding shall be deemed to constitute delivery by the ~~Borrower~~Borrowers of a Notice of Borrowing requesting Revolving Loans consisting of Eurodollar Loans with an Interest Period of one month (unless on or before 11:00 A.M. local time at the Administrative Agent’s Notice Office on the date that is two (2) Business Days after a Swing Line Loan was made, the ~~Borrower notifies the~~Borrowers notify the Administrative Agent in writing that such Revolving Loans shall be Base Rate Loans, in which case such Revolving Loans shall be Base Rate Loans) in the amount of the Swing Line Loans to which it relates. Each Lender with a Revolving Commitment (including the Swing Line Lender) hereby unconditionally agrees (notwithstanding that any of the conditions specified in Section 4.02 or elsewhere in this Agreement shall not have been satisfied, but subject to the provisions of paragraph (d) below) to make a Revolving Loan to the ~~Borrower~~Borrowers in the amount of such Lender’s Revolving Facility Percentage of the aggregate amount of the Swing Line Loans to which such Notice of Swing Line Loan Refunding relates. Each such Lender shall make the amount of such Revolving Loan available to the Administrative Agent in immediately available funds at the Payment Office not later than 2:00 P.M. (local time at the Payment Office) on the third (3rd) Business Day after a Notice of Swing Line Loan Refunding. The proceeds of such Revolving Loans shall be made immediately available to the Swing
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Line Lender and applied by it to repay the principal amount of the Swing Line Loans to which such Notice of Swing Line Loan Refunding relates.
(c)    Swing Line Loan Participation. If prior to the time a Revolving Loan would otherwise have been made as provided above pursuant to a Notice of Swing Line Loan Refunding, any of the events specified in, and giving rise to an Event of Default under, Section 8.01(i) shall have occurred or one or more of the Lenders with Revolving Commitments shall determine that it is legally prohibited from making a Revolving Loan under such circumstances, each Lender (other than the Swing Line Lender), or each Lender (other than such Swing Line Lender) so prohibited, as the case may be, shall, on the date such Revolving Loan would have been made by it (the “Purchase Date”), purchase an undivided participating interest (a “Swing Line Loan Participation”) in the outstanding Swing Line Loans to which such Notice of Swing Line Loan Refunding relates, in an amount (the “Swing Line Loan Participation Amount”) equal to such Lender’s Revolving Facility Percentage of such outstanding Swing Line Loans. On the Purchase Date, each such Lender or each such Lender so prohibited, as the case may be, shall pay to the Swing Line Lender, in immediately available funds, such Lender’s Swing Line Loan Participation Amount. If any Lender fails to pay the Swing Line Loan Participation Amount such Lender is required to pay on the Purchase Date, such Lender shall pay to the Swing Line Lender on demand interest on the amount not so paid at the overnight Federal Funds Effective Rate from the Purchase Date until such amount is paid in full. Further, such Lender shall be deemed to have assigned any and all payments made of principal and interest ~~o~~on its Revolving Loans, and any other amounts due it hereunder, to the Swing Line Lender to fund such Lender’s Swing Line Loan Participation that such Lender failed to purchase pursuant to this Section until such Swing Line Loan Participation has been purchased (as a result of such assignment or otherwise). Whenever, at any time after the Swing Line Lender has received from any other Lender such Lender’s Swing Line Loan Participation Amount, the Swing Line Lender receives any payment from or on behalf of ~~the~~any Borrower on account of the related Swing Line Loans, the Swing Line Lender will promptly distribute to such Lender its ratable share of such amount based on its Revolving Facility Percentage of such amount on such date on account of its Swing Line Loan Participation (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s participating interest was outstanding and funded); provided, however, that if such payment received by the Swing Line Lender is required to be returned, such Lender will return to the Swing Line Lender any portion thereof previously distributed to it by the Swing Line Lender.
(d)    Obligations Unconditional. Each Lender’s obligation to make Revolving Loans pursuant to Section 2.03(b) in connection with a Notice of Swing Line Loan Refunding shall be subject to the conditions that (i) such Lender shall have received a Notice of Swing Line Loan Refunding complying with the provisions hereof (ii) at the time the Swing Line Loans that are the subject of such Notice of Swing Line Loan Refunding were made, the Swing Line Lender making the same had no actual written notice from another Lender that an Event of Default had occurred and was continuing, (iii) such Lender is is not legally prohibited from making a Revolving Loan under such circumstances, and (iv) none of the events specified in, and giving rise to an Event of Default under, Section 8.01(i) shall have occurred but otherwise shall be absolute and unconditional and shall be solely for the benefit of the Swing Line Lender that gives such Notice of Swing Line Loan Refunding. Each Lender’s obligation to purchase Swing Line Loan Participations shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any set-off, counterclaim, recoupment, defense or other right that such Lender may have against any other Lender, any Credit Party, or any other Person, or any Credit Party may have against any Lender or other Person, as the case may be, for any reason whatsoever; (B) the occurrence or continuance of a Default or Event of Default; (C) any event or circumstance involving a Material Adverse Effect; (D) any breach of any Loan Document by any party thereto; or (E) any other circumstance, happening or event, whether or not similar to any of the foregoing.
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Section 2.04    Notice of Borrowing.
(a)    Time of Notice. Each Borrowing of a Loan (other than a Continuation or Conversion) shall be made upon notice in the form provided for below which shall be provided by the Borrower Representative to the Administrative Agent at its Notice Office not later than (i) in the case of each Borrowing of a Eurodollar Loan, 11:00 A.M. (local time at its Notice Office) at least three (3) Business Days prior to the date of such Borrowing, (ii) in the case of each Borrowing of a Base Rate Loan, 11:00 A.M. (local time at its Notice Office) at least one (1) Business Day prior to the date of such Borrowing and (iii) in the case of each Borrowing of a Swing Line Loan, 11:00 A.M. (local time at its Notice Office) on the proposed date of such Borrowing.
(b)    Notice of Borrowing. Each request for a Borrowing (other than a Continuation or Conversion) shall be made by an Authorized Officer of the Borrower Representative by delivering written notice of such request substantially in the form of Exhibit B-1 hereto (each such notice, a “Notice of Borrowing”) or by telephone (to be confirmed immediately in writing by delivery by an Authorized Officer of the Borrower Representative of a Notice of Borrowing), and in any event each such request shall be irrevocable and shall specify (i) the aggregate principal amount of the Loans to be made pursuant to such Borrowing, (ii) the date of the Borrowing (which shall be a Business Day), (iii) the Type of Loans such Borrowing will consist of, (iv) if applicable, the initial Interest Period or the Swing Line Loan Maturity Date, ~~and~~ (v) the Borrower(s) to whom the proceeds of such Borrowing should be made available, and (vi) the intended use of proceeds of such Borrowing consistent with the uses specified in Section 5.06 hereof. Without in any way limiting the obligation of the Borrower Representative to confirm in writing any telephonic notice permitted to be given hereunder, the Administrative Agent may act prior to receipt of written confirmation without liability upon the basis of such telephonic notice believed by the Administrative Agent in good faith to be from an Authorized Officer of the Borrower Representative entitled to give telephonic notices under this Agreement on behalf of the Borrower Representative. In each such case, the Administrative Agent’s record of the terms of such telephonic notice shall be conclusive absent manifest error.
(c)    Minimum Borrowing Amount. The aggregate principal amount of each Borrowing by the ~~Borrower~~Borrowers shall not be less than the Minimum Borrowing Amount.
(d)    Maximum Borrowings. More than one Borrowing may be incurred by the ~~Borrower~~Borrowers on any day; provided, however, that (i) if there are two or more Borrowings on a single day by the ~~Borrower~~Borrowers that consist of Eurodollar Loans, each such Borrowing shall have a different initial Interest Period, and (ii) at no time shall there be more than ~~six~~ten (~~6~~10) Borrowings of Eurodollar Loans outstanding hereunder.
Section 2.05    Funding Obligations; Disbursement of Funds.
(a)    Several Nature of Funding Obligations. The Revolving Commitments of each Lender hereunder and the obligation of each Lender to make Loans and acquire and fund Swing Line Loan Participations, as the case may be, are several and not joint obligations. No Lender shall be responsible for any default by any other Lender in its obligation to make Loans or fund any participation hereunder and each Lender shall be obligated to make the Loans provided to be made by it and fund its participations required to be funded by it hereunder, regardless of the failure of any other Lender to fulfill any of its Revolving Commitments hereunder. Nothing herein and no subsequent termination of the Revolving Commitments pursuant to Section 2.10 shall be deemed to relieve any Lender from its obligation to fulfill its commitments hereunder and in existence from time to time or to prejudice any
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rights that the ~~Borrower~~Borrowers may have against any Lender as a result of any default by such Lender hereunder.
(b)    Borrowings Pro Rata. All Revolving Loans made by each Lender shall be made on a pro rata basis based upon each Lender’s Revolving Facility Percentage of the amount of such Revolving Borrowing on the date the applicable Revolving Borrowing is to be made.
(c)    Notice to Lenders. The Administrative Agent shall promptly give each Lender, as applicable, written notice (or telephonic notice promptly confirmed in writing) of each proposed Borrowing, or Conversion or Continuation thereof, and of such Lender’s proportionate share thereof and of the other matters covered by the Notice of Borrowing or Notice of Continuation or Conversion relating thereto.
(d)    Funding of Loans.
(i)    Loans Generally. No later than 2:00 P.M. (local time at the Payment Office) on the date specified in each Notice of Borrowing, each Lender will make available its amount, if any, of each Borrowing requested to be made on such date to the Administrative Agent at the Payment Office in Dollars and in immediately available funds and the Administrative Agent promptly will make available to the applicable Borrower by depositing to its account at the Payment Office (or such other account as ~~the~~such Borrower shall specify) the aggregate of the amounts so made available in the type of funds received.
(ii)    Swing Line Loans. No later than 2:00 P.M. (local time at the Payment Office) on the date specified in each Notice of Borrowing, the Swing Line Lender will make available to the applicable Borrower by depositing to its account at the Payment Office (or such other account as ~~the~~such Borrower shall specify) the aggregate of Swing Line Loans requested in such Notice of Borrowing.
(e)    Advance Funding. Unless the Administrative Agent shall have been notified by any Lender prior to the date of Borrowing that such Lender does not intend to make available to the Administrative Agent its portion of the Borrowing or Borrowings to be made on such date, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent on such date of Borrowing, and the Administrative Agent, in reliance upon such assumption, may (in its sole discretion and without any obligation to do so) make available to the applicable Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent by such Lender and the Administrative Agent has made the same available to ~~the~~such Borrower, the Administrative Agent shall be entitled to recover such corresponding amount from such Lender. If such Lender does not pay such corresponding amount forthwith upon the Administrative Agent’s demand therefor, the Administrative Agent shall promptly notify the ~~Borrower~~Borrowers, and the ~~Borrower~~Borrowers shall immediately pay such corresponding amount to the Administrative Agent. The Administrative Agent shall also be entitled to recover from such Lender or the ~~Borrower~~Borrowers, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Administrative Agent to the applicable Borrower to the date such corresponding amount is recovered by the Administrative Agent at a rate per annum equal to (i) if paid by such Lender, the overnight Federal Funds Effective Rate or (ii) if paid by ~~the~~a Borrower, the then applicable rate of interest, calculated in accordance with Section 2.07, for the respective Loans (but without any requirement to pay any amounts in respect thereof pursuant to Section 3.02).
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Section 2.06    Evidence of Obligations.
(a)    Loan Accounts of Lenders. Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the Obligations of the ~~Borrower~~Borrowers to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.
(b)    Loan Accounts of Administrative Agent; Lender Register. The Administrative Agent shall maintain accounts in which it shall record: (i) the amount of each Loan and Borrowing made hereunder, the Type thereof, the currency in which such Loan is denominated, the Interest Period and applicable interest rate and in the case of a Swing Line Loan, the Swing Line Loan Maturity Date; (ii) the amount of any principal due and payable or to become due and payable from the ~~Borrower~~Borrowers to each Lender hereunder; (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender’s share thereof; and (iv) the other details relating to the Loans and other Obligations. In addition, the Administrative Agent shall maintain a register (the “Lender Register”) on or in which it will record the names and addresses of the Lenders, and the Revolving Commitments from time to time of each of the Lenders. The Administrative Agent will make the Lender Register available to any Lender or the Borrower Representative upon its request.
(c)    Effect of Loan Accounts, etc. The entries made in the accounts maintained pursuant to Section 2.06(b) shall be prima facie evidence of the existence and amounts of the Obligations recorded therein; provided, that the failure of the Administrative Agent to maintain such accounts or any error (other than manifest error) therein shall not in any manner affect the obligation of any Credit Party to repay or prepay the Loans or the other Obligations in accordance with the terms of this Agreement.
(d)    Notes. Upon request of any Lender or the Swing Line Lender, the ~~Borrower~~Borrowers will execute and deliver to such Lender or the Swing Line Lender, as the case may be, (i) a Revolving Facility Note with blanks appropriately completed in conformity herewith to evidence the ~~Borrower’s obligation~~Borrowers’ obligations to pay the principal of, and interest on, the Revolving Loans made to ~~it~~them by such Lender, and (ii) a Swing Line Note with blanks appropriately completed in conformity herewith to evidence the ~~Borrower’s obligation~~Borrowers’ obligations to pay the principal of, and interest on, the Swing Line Loans made to it by the Swing Line Lender; provided, however, that the decision of any Lender or the Swing Line Lender not to request a Note shall in no way detract from the ~~Borrower’s obligation~~Borrowers’ obligations to repay the Loans and other amounts owing by the ~~Borrower~~Borrowers to such Lender or the Swing Line Lender.
Section 2.07    Interest; Default Rate.
(a)    Interest on Revolving Loans. The outstanding principal amount of each Revolving Loan made by each Lender shall bear interest at a fluctuating rate per annum that shall at all times be equal to (i) during such periods as such Revolving Loan is a Base Rate Loan, the Base Rate plus the Applicable Revolving Loan Margin and (ii) during such periods as such Revolving Loan is a Eurodollar Loan, the relevant Adjusted Eurodollar Rate for such Eurodollar Loan for the applicable Interest Period plus the Applicable Revolving Loan Margin.
(b)    Interest on Swing Line Loans. The outstanding principal amount of each Swing Line Loan shall bear interest from the date of the Borrowing at a rate per annum that shall be equal to the Base Rate in effect from time to time plus the Applicable Revolving Loan Margin.
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(c)    Default Interest. Notwithstanding the above provisions, if an Event of Default has occurred and is continuing, upon written notice by the Administrative Agent (which notice the Administrative Agent may give in its discretion and shall give at the direction of the Required Lenders), the principal amount of all Loans outstanding and, to the extent permitted by applicable law, all overdue interest in respect of each Loan and all fees or other amounts owed hereunder, shall thereafter bear interest (including post petition interest in any proceeding under the Bankruptcy Code or other applicable bankruptcy laws) payable on demand, at a rate per annum equal to the Default Rate. In addition, if any amount (other than amounts as to which the foregoing sentence is applicable) payable by the ~~Borrower~~Borrowers under the Loan Documents is not paid when due, upon written notice by the Administrative Agent (which notice the Administrative Agent may give in its discretion and shall give at the direction of the Required Lenders), such amount shall bear interest, payable on demand, at a rate per annum equal to the Default Rate.
(d)    Accrual and Payment of Interest. Interest shall accrue from and including the date of any Borrowing to but excluding the date of any prepayment or repayment thereof and shall be payable by the ~~Borrower~~Borrowers: (i) in respect of each Base Rate Loan, monthly in arrears on the first Business Day of each calendar month; (ii) in respect of each Eurodollar Loan, on the last day of each Interest Period applicable thereto; (iii) in respect of any Swing Line Loan, on the Swing Line Loan Maturity Date for such Swing Line Loan; and (iv) in respect of all Loans, on any repayment, prepayment or Conversion (on the amount repaid, prepaid or Converted), at maturity (whether by acceleration or otherwise), and, after such maturity.
(e)    Computations of Interest. All computations of interest on Eurodollar Rate Loans and Swing Line Loans hereunder shall be made on the actual number of days elapsed over a year of 360 days. All computations of interest on Base Rate Loans hereunder shall be made on the actual number of days elapsed over a year of 365 or 366 days, as applicable.
(f)    Information as to Interest Rates. The Administrative Agent, upon determining the interest rate for any Borrowing, shall promptly notify the Borrower Representative and the Lenders thereof. Any such determination by the Administrative Agent shall be conclusive and binding absent manifest error.
Section 2.08    Conversion and Continuation of Loans.
(a)    Conversion and Continuation of Revolving Loans. The ~~Borrower~~Borrowers shall have the right, subject to the terms and conditions of this Agreement, to (i) Convert all or a portion of the outstanding principal amount of Loans of one Type made to it into a Borrowing or Borrowings of another Type of Loans that can be made to it pursuant to this Agreement and (ii) Continue a Borrowing of Eurodollar Loans at the end of the applicable Interest Period as a new Borrowing of Eurodollar Loans with a new Interest Period; provided, however, that any Conversion of Eurodollar Loans into Base Rate Loans shall be made on, and only on, the last day of an Interest Period for such Eurodollar Loans.
(b)    Notice of Continuation and Conversion. Each Continuation or Conversion of a Loan shall be made upon notice in the form provided for below provided by the Borrower Representative to the Administrative Agent at its Notice Office not later than (i) in the case of each Continuation of or Conversion into a Eurodollar Loan, prior to 11:00 A.M. (local time at its Notice Office) at least three Business Days’ prior to the date of such Continuation or Conversion, and (ii) in the case of each Conversion to a Base Rate Loan, prior to 11:00 A.M. (local time at its Notice Office) on the proposed date of such Conversion. Each such request shall be made by an Authorized Officer of the Borrower
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Representative delivering written notice of such request substantially in the form of Exhibit B-2 hereto (each such notice, a “Notice of Continuation or Conversion”) or by telephone (to be confirmed immediately in writing by delivery by an Authorized Officer of the Borrower Representative of a Notice of Continuation or Conversion), and in any event each such request shall be irrevocable and shall specify (A) the Borrowings to be Continued or Converted, (B) the date of the Continuation or Conversion (which shall be a Business Day), and (C) the Interest Period or, in the case of a Continuation, the new Interest Period. Without in any way limiting the obligation of the Borrower Representative to confirm in writing any telephonic notice permitted to be given hereunder, the Administrative Agent may act prior to receipt of written confirmation without liability upon the basis of such telephonic notice believed by the Administrative Agent in good faith to be from an Authorized Officer of the Borrower Representative entitled to give telephonic notices under this Agreement on behalf of the Borrower Representative. In each such case, the Administrative Agent’s record of the terms of such telephonic notice shall be conclusive absent manifest error.
Section 2.09    Fees.
(a)    Unused Fee. The ~~Borrower agrees~~Borrowers agree to pay to the Administrative Agent, for the ratable benefit of each Lender based upon each such Lender’s Revolving Facility Percentage, as consideration for the Revolving Commitments of the Lenders, an unused fee (the “Unused Fee”) calculated on a daily basis as of the end of each day during the calendar quarter equal to the Applicable Unused Fee Rate multiplied by, as of each date of determination, (a) the Total Revolving Commitment, minus (b) the then outstanding principal amount of the Revolving Loans. The Unused Fee shall be payable quarterly in arrears on the first (1st) day of each calendar quarter for the immediately preceding calendar quarter or portion thereof, and on any earlier date on which the Revolving Commitments shall terminate, with a final payment on the Revolving Facility Termination Date.
(b)    Extension Fee. If the Revolving Facility Termination Date is being extended in accordance with Section 2.15, the ~~Borrower~~Borrowers shall pay to the Administrative Agent, for the account of each Lender, a fee equal to three-twentieths of one percent (0.15%) of the amount of such Lender’s Revolving Commitment (whether or not utilized). Such fee shall be due and payable in full on the effective date of such extension.
(c)    Administrative Agent and Other Fees. The ~~Borrower~~Borrowers shall pay to the Administrative Agent, on the Closing Date and thereafter, for its own account, the fees set forth in the Fee Letter or any other writing by ~~the~~any Borrower and the Administrative Agent.
(d)    Computations and Determination of Fees. All computations of Unused Fees and other Fees hereunder shall be made on the actual number of days elapsed over a year of 360 days.
Section 2.10    Termination and Reduction of Revolving Commitments.
(a)    Mandatory Termination of Revolving Commitments. All of the Revolving Commitments shall terminate on the Revolving Facility Termination Date.
(b)    Voluntary Termination of the Total Revolving Commitment. Upon at least three Business Days’ prior irrevocable written notice (or telephonic notice confirmed in writing) to the Administrative Agent at its Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Lenders), the ~~Borrower~~Borrowers shall have the right to terminate in whole the Total Revolving Commitment, provided that all outstanding Revolving Loans are contemporaneously prepaid in accordance with Section 2.11.
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(c)    Partial Reduction of Total Revolving Commitment. Upon at least three Business Days’ prior irrevocable written notice (or telephonic notice confirmed in writing) to the Administrative Agent at its Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Lenders), the ~~Borrower~~Borrowers shall have the right to partially and permanently reduce the Unused Total Revolving Commitment; provided, however, that (i) any such reduction shall apply to proportionately (based on each Lender’s Revolving Facility Percentage) and permanently reduce the Revolving Commitment of each Lender, (ii) no such reduction shall be permitted if the ~~Borrower~~Borrowers would be required to make a mandatory prepayment of Loans pursuant to Section 2.11(c)(ii), and any partial reduction shall be in the amount of at least $5,000,000 (or, if greater, in integral multiples of $1,000,000).
Section 2.11    Voluntary and Mandatory Prepayments of Loans.
(a)    Voluntary Prepayments. The ~~Borrower~~Borrowers shall have the right to prepay any of the Loans owing by ~~it~~them, in whole or in part, from time to time without premium or penalty, except as specified in subparts (d) and (e) below. The Borrower Representative shall give the Administrative Agent at the Notice Office written or telephonic notice (in the case of telephonic notice, promptly confirmed in writing if so requested by the Administrative Agent) of ~~its~~the Borrowers’ intent to prepay the Loans, the amount of such prepayment and (in the case of Eurodollar Loans) the specific Borrowing(s) pursuant to which the prepayment is to be made, which notice shall be received by the Administrative Agent by (y) 11:00 A.M. (local time at the Notice Office) two Business Days prior to the date of such prepayment, in the case of any prepayment of Eurodollar Loans, or (z) 11:00 A.M. (local time at the Notice Office) one Business Day prior to the date of such prepayment, in the case of any prepayment of Base Rate Loans, and which notice shall promptly be transmitted by the Administrative Agent to each of the affected Lenders, provided that:
(i)    each partial prepayment shall be in an aggregate principal amount of at least (A) in the case of any prepayment of a Eurodollar Loan, $1,000,000 (or, if less, the full amount of such Borrowing), or an integral multiple of $100,000, (B) in the case of any prepayment of a Base Rate Loan, $1,000,000 (or, if less, the full amount of such Borrowing), or an integral multiple of $100,000, and (C) in the case of any prepayment of a Swing Line Loan, in the full amount thereof; and
(ii)    no partial prepayment of any Loans made pursuant to a Borrowing shall reduce the aggregate principal amount of such Loans outstanding pursuant to such Borrowing to an amount less than the Minimum Borrowing Amount applicable thereto.
(b)    [Reserved].
(c)    Mandatory Payments. The Loans shall be subject to mandatory repayment or prepayment (in the case of any partial prepayment conforming to the requirements as to the amounts of partial prepayments set forth in Section 2.11(a) above), in accordance with the following provisions:
(i)    Revolving Facility Termination Date. The entire principal amount of all outstanding Revolving Loans shall be repaid in full on the Revolving Facility Termination Date.
(ii)    Loans Exceed the Revolving Commitments. If on any date (after giving effect to any other payments on such date) (A) the Aggregate Credit Facility Exposure exceeds the Total Revolving Commitment, or (B) the Revolving Facility Exposure of any Lender exceeds such Lender’s Revolving Commitment, or (C) the aggregate principal amount of Swing Line Loans outstanding exceeds the Swing Line Commitment, then, in the case of each of the foregoing, the
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~~Borrower~~Borrowers shall, on such day, prepay on such date the principal amount of Loans in an aggregate amount at least equal to such excess.
(d)    Applications of Prepayment Proceeds. Each prepayment required to be made pursuant to Section 2.11(c)(ii) above shall be applied as a mandatory prepayment of principal of, first, the outstanding Swing Line Loans, and second, the outstanding Revolving Loans.
(e)    Particular Loans to be Prepaid. With respect to each repayment or prepayment of Loans made or required by this Section, the Borrower Representative shall designate the Types of Loans that are to be repaid or prepaid and the specific Borrowing(s) pursuant to which such repayment or prepayment is to be made; provided, however, that (i) the Borrower Representative shall first so designate all Loans that are Base Rate Loans and Eurodollar Loans with Interest Periods ending on the date of repayment or prepayment prior to designating any other Eurodollar Loans for repayment or prepayment, and (ii) if the outstanding principal amount of Eurodollar Loans made pursuant to a Borrowing is reduced below the applicable Minimum Borrowing Amount as a result of any such repayment or prepayment, then all the Loans outstanding pursuant to such Borrowing shall, in the case of Eurodollar Loans, be Converted into Base Rate Loans. In the absence of a designation by the Borrower Representative as described in the preceding sentence, the Administrative Agent shall, subject to the above, make such designation in its sole discretion with a view, but no obligation, to minimize breakage costs owing under Article III.
(f)    Breakage and Other Compensation. Any prepayment made pursuant to this Section 2.11 shall be accompanied by any amounts payable in respect thereof under Article III hereof.
Section 2.12    Method and Place of Payment.
(a)    Generally. All payments made by the ~~Borrower~~Borrowers hereunder (including any payments made with respect to the Borrower Guaranteed Obligations under Article X) under any Revolving Facility Note or any other Loan Document shall be made without setoff, counterclaim or other defense.
(b)    Application of Payments. Except as specifically set forth elsewhere in this Agreement and subject to Section 8.03, (i) all payments and prepayments of Revolving Loans shall be applied by the Administrative Agent on a pro rata basis based upon each Lender’s Revolving Facility Percentage of the amount of such prepayment, and (ii) all payments and prepayments of Swing Line Loans shall be applied by the Administrative Agent to pay or prepay such Swing Line Loans.
(c)    Payment of Obligations. Except as specifically set forth elsewhere in this Agreement, all payments under this Agreement with respect to any of the Obligations shall be made to the Administrative Agent on the date when due and shall be made at the Payment Office in immediately available funds and, except as set forth in the next sentence, shall be made in Dollars.
(d)    Timing of Payments. Any payments under this Agreement that are made later than 11:00 A.M. (local time at the Payment Office) shall be deemed to have been made on the next succeeding Business Day. Whenever any payment to be made hereunder shall be stated to be due on a day that is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall be payable during such extension at the applicable rate in effect immediately prior to such extension.
(e)    Distribution to Lenders. Upon the Administrative Agent’s receipt of payments hereunder, the Administrative Agent shall immediately distribute to each Lender, its ratable share, if any,
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of the amount of principal, interest, and Fees received by it for the account of such Lender. Payments received by the Administrative Agent in Dollars shall be delivered to the Lenders in Dollars in immediately available funds; provided, however, that if at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, interest and Fees then due hereunder then, except as specifically set forth elsewhere in this Agreement and subject to Section 8.03, such funds shall be applied, first, towards payment of interest and Fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and Fees then due to such parties, and second, towards payment of principal then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal then due to such parties. All payments of principal, interest, fees and other amounts in respect of the Swing Line Loans shall be for the account of the Swing Line Lender (except to the extent any Lender shall have acquired a participating interest in any such Swing Line Loan pursuant to Section 2.03(c), in which case such payments shall be pro rata in accordance with such participating interests).
Section 2.13    Defaulting Lenders.
(a)    Defaulting Lender Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by applicable law:
(i)    Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of Required Lenders and Section 11.12.
(ii)    Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VIII or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 11.03 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, to the payment of any amounts owing by such Defaulting Lender to the Swing Line Lender hereunder; third, as the ~~Borrower~~Borrowers may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fourth, if so determined by the Administrative Agent and the ~~Borrower~~Borrowers, to be held in a deposit account and released pro rata in order to satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement; fifth, to the payment of any amounts owing to the Swing Line Lender and/or Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender or the Swing Line Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; sixth, so long as no Default or Event of Default exists, to the payment of any amounts owing to ~~the~~any Borrower as a result of any judgment of a court of competent jurisdiction obtained by ~~the~~such Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and seventh, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made at a time when the conditions set forth in Section 4.02 were satisfied or waived, such payment shall be applied solely to pay the Loans of all Non-Defaulting Lenders on a pro rata basis prior to being
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applied to the payment of any Loans of such Defaulting Lender until such time as all Loans and funded and unfunded participations in Swing Line Loans are held by the Lenders pro rata in accordance with the Revolving Commitments under the Revolving Facility. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender pursuant to this Section 2.13(a)(ii) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto.
(iii)    Certain Fees. No Defaulting Lender shall be entitled to receive any Unused Fee for any period during which that Lender is a Defaulting Lender (and the ~~Borrower~~Borrowers shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender). With respect to any Unused Fee not required to be paid to any Defaulting Lender hereunder, the ~~Borrower~~Borrowers shall (x) pay to each Non-Defaulting Lender that portion of any such fee otherwise payable to such Defaulting Lender with respect to such Defaulting Lender’s participation in Swing Line Loans that has been reallocated to such Non-Defaulting Lender pursuant to clause (iv) below, (y) pay to the Swing Line Lender the amount of any such fee otherwise payable to such Defaulting Lender to the extent allocable to such Swing Line Lender’s Fronting Exposure to such Defaulting Lender, and (z) not be required to pay the remaining amount of any such fee.
(iv)    Reallocation of Participations to Reduce Fronting Exposure. All or any part of such Defaulting Lender’s participation in Swing Line Loans shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Revolving Facility Percentages (calculated without regard to such Defaulting Lender’s Commitment) but only to the extent that (x) the conditions set forth in Section 4.02 are satisfied at the time of such reallocation (and, unless the ~~Borrower~~Borrowers shall have otherwise notified the Administrative Agent at such time, the ~~Borrower~~Borrowers shall be deemed to have represented and warranted that such conditions are satisfied at such time), and (y) such reallocation does not cause the aggregate Revolving Facility Exposure of any Non-Defaulting Lender to exceed such Non-Defaulting Lender’s Revolving Commitment. No reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation.
(v)    Repayment of Swing Line Loans. If the reallocation described in clause (iv) above cannot, or can only partially, be effected, the ~~Borrower~~Borrowers shall, without prejudice to any right or remedy available to it hereunder or under law, prepay Swing Line Loans in an amount equal to the Swing Line Lenders’ Fronting Exposure.
(b)    Defaulting Lender Cure. If the Borrower Representative, the Swing Line Lender and the Administrative Agent agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any cash collateral), that Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans and funded and unfunded participations in Swing Line Loans to be held pro rata by the Lenders in accordance with the Revolving Commitments under the Revolving Facility, whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the ~~Borrower~~Borrowers while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly
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agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.
(c)    New Swing Line Loans. So long as any Lender is a Defaulting Lender, the Swing Line Lender shall not be required to fund any Swing Line Loans unless it is satisfied that it will have no Fronting Exposure immediately after giving effect to such Swing Line Loan.
Section 2.14    Increase in Revolving Commitments.
The ~~Borrower~~Borrowers shall have the right to request increases in the aggregate amount of the Revolving Commitments by providing written notice to the Administrative Agent, which notice shall be irrevocable once given; provided, however, that after giving effect to any such increases the aggregate amount of the Revolving Commitments shall not exceed $300,000,000 (less any reductions in the Revolving Commitments effected pursuant to Section 2.10(c)). Each such increase in the Revolving Commitments must be an aggregate minimum amount of $5,000,000 and integral multiples of $1,000,000 in excess thereof. The Administrative Agent, in consultation with the Borrower Representative, shall manage all aspects of the syndication of such increase in the Revolving Commitments, including decisions as to the selection of the existing Lenders and/or other banks, financial institutions and other institutional lenders to be approached with respect to such increase and the allocations of the increase in the Revolving Commitments among such existing Lenders and/or other banks, financial institutions and other institutional lenders. No Lender shall be obligated in any way whatsoever to increase its Revolving Commitment or provide a new Revolving Commitment, and any new Lender becoming a party to this Agreement in connection with any such requested increase must be an Eligible Assignee. If a new Lender becomes a party to this Agreement, or if any existing Lender is increasing its Revolving Commitment, such Lender shall on the date it becomes a Lender hereunder (or in the case of an existing Lender, increases its Revolving Commitment) (and as a condition thereto) purchase from the other Lenders its Revolving Commitment Percentage (determined with respect to the Lenders’ respective Revolving Commitments and after giving effect to the increase of Revolving Commitments) of any outstanding Revolving Loans, by making available to the Administrative Agent for the account of such other Lenders, in same day funds, an amount equal to (A) the portion of the outstanding principal amount of such Revolving Loans to be purchased by such Lender, plus (B) interest accrued and unpaid to and as of such date on such portion of the outstanding principal amount of such Revolving Loans. The ~~Borrower~~Borrowers shall pay to the Revolving Lenders amounts payable, if any, to such Revolving Lenders under Section 3.02 as a result of the prepayment of any such Revolving Loans. Effecting the increase of the Revolving Commitments under this Section is subject to the following conditions precedent: (w) no Default or Event of Default shall be in existence on the effective date of such increase, (x) the representations and warranties made or deemed made by the ~~Borrower~~Borrowers and any other Credit Party in any Loan Document to which such ~~Loan~~Credit Party is a party shall be true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on the effective date of such increase except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall have been true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances not prohibited hereunder, (y) the ~~Borrower~~Borrowers, after giving effect to the full amount of the increase of Revolving Commitments as Indebtedness, would be in pro forma compliance with the covenants set forth in Section 7.08 and (z)  the Administrative Agent shall have received each of the following, in form and substance reasonably satisfactory to the
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Administrative Agent: (i) if not previously delivered to the Administrative Agent, copies certified by an Authorized Officer of (A) all corporate, partnership, member or other necessary action taken by the ~~Borrower~~Borrowers to authorize such increase and (B) all corporate, partnership, member or other necessary action taken by each Guarantor authorizing the guaranty of such increase and any other Credit Party authorizing such Credit Party, as applicable, to provide security interests in respect of such increase; (ii) an opinion of counsel to the ~~Borrower~~Borrowers, the Guarantors, and the other Credit Parties and addressed to the Administrative Agent and the Lenders covering such matters as reasonably requested by the Administrative Agent; (iii) new Revolving Facility Notes executed by the ~~Borrower~~Borrowers, payable to any new Lenders and replacement Revolving Facility Notes executed by the ~~Borrower~~Borrowers, payable to any existing Lenders increasing their Revolving Commitments, in the amount of such Lender’s Revolving Commitment at the time of the effectiveness of the applicable increase in the aggregate amount of the Revolving Commitments, (iv) an updated “Eagle 9” insurance policy which increases the coverage thereunder by the amount of such increase in the Revolving Commitments, and (v) a certificate from an Authorized Officer certifying the matters referred to in the preceding clauses (x), (y) and (z). In connection with any increase in the aggregate amount of the Revolving Commitments pursuant to this Section 2.15, any Lender becoming a party hereto shall (execute such documents and agreements as the Administrative Agent may reasonably request.
Section 2.15    Extension of Revolving Facility Termination Date.
The ~~Borrower~~Borrowers shall have the option, exercisable one time, to extend the current Revolving Facility Termination Date by one year. The ~~Borrower~~Borrowers may exercise such option by executing and delivering to the Administrative Agent at least 30 days and not more than 90 days prior to the currently Revolving Facility Termination Date, a written request for such extension (an “Extension Request”). The Administrative Agent shall notify the Lenders if it receives an Extension Request promptly upon receipt thereof. Subject to satisfaction of the following conditions, the Revolving Facility Termination Date shall be extended to ~~December 12, 2022~~May 4, 2025 effective upon receipt by the Administrative Agent of the Extension Request and payment of the fee referred to in the following clause (ii): (i) immediately prior to such extension and immediately after giving effect thereto, (x) no Default or Event of Default shall exist and (y) the representations and warranties made or deemed made by the ~~Borrower~~Borrowers and each other Credit Party in the Loan Documents to which any of them is a party, shall be true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of the date of such extension with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly related solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall have been true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances not prohibited under the Loan Documents and (ii) the ~~Borrower~~Borrowers shall have paid the fees payable under Section 2.09(b). At any time prior to the effectiveness of such extension, upon the Administrative Agent’s request, the Borrower Representative shall deliver to the Administrative Agent a certificate from an Authorized Officer certifying the matters referred to in the immediately preceding clauses (i)(x) and (i)(y).
Section 2.16    Reallocation.
The Administrative Agent, the ~~Borrower~~Borrowers and each Lender agree that upon the effectiveness of this Agreement, the amount of the Revolving Commitment of each Lender is as set forth on Schedule 1 attached hereto. Simultaneously with the effectiveness of this Agreement, the Revolving
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Loans outstanding under the Existing Credit Agreement shall be reallocated among the Lenders in accordance with their respective Revolving Facility Percentages. To effect such reallocations, each Lender who had no Revolving Commitment (as defined in the Existing Credit Agreement) prior to the effectiveness of this Agreement (an “Assignee Lender”) shall be deemed to have purchased from the sole Lender who had a Revolving Commitment under and as defined in the Existing Credit Agreement immediately prior to the effectiveness of this Agreement (the “Assignor Lender”) such Assignee Lender’s Revolving Facility Percentage of such Revolving Commitment of the Assignor Lender so that the Revolving Loans that were outstanding under the Existing Credit Agreement are held by each of the Lenders in an amount equal to such Lender’s Revolving Facility Percentage (as of the Closing Date) of such outstanding Revolving Loans. Such purchases shall be deemed to have been effected by way of, and subject to the terms and conditions of Assignment Agreements without the payment of any related assignment fee, and except for Revolving Facility Notes to be provided to the Assignor Lender (all of which are hereby waived). The Assignor Lender and the Assignee Lenders shall make such cash settlements among themselves, through the Administrative Agent, as the Administrative Agent may direct (after giving effect to the making of any Loans to be made on the Closing Date and any netting transactions effected by the Administrative Agent) with respect to such reallocations and assignments so that the aggregate outstanding principal amount of the Loans shall be held by the Lenders pro rata in accordance with the amount of the Revolving Commitments of the Lenders.
ARTICLE III.

INCREASED COSTS, ILLEGALITY AND TAXES
Section 3.01    Increased Costs, Illegality, etc.
(a)    In the event that (y) in the case of clause (i) and (iv) below, the Administrative Agent or (z) in the case of clauses (ii) and (iii) below, any Lender, shall have determined on a reasonable basis (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto):
(i)    on any date for determining the interest rate applicable to any Eurodollar Loan for any Interest Period that, by reason of any changes arising after the Closing Date, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in this Agreement for such Eurodollar Loan; or
(ii)    at any time, that such Lender shall incur increased costs or reductions in the amounts received or receivable by it hereunder in an amount that such Lender deems material with respect to any Eurodollar Loans (other than any increased cost or reduction in the amount received or receivable resulting from the imposition of or a change in the rate of any Connection Income Taxes) or its Revolving Commitment because of any Change in Law that (x) imposes, modifies or deems applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (other than any reserves already includable in the interest rate applicable to such Eurodollar Loan pursuant to this Agreement); or (y) imposes on any Lender or the London interbank market any other condition, cost or expense (other than Taxes) affecting this Agreement or Loans made by such Lender;
(iii)    at any time, that the making or continuance of any Eurodollar Loan has become unlawful by compliance by such Lender in good faith with any Change in Law, or would conflict
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with any thereof not having the force of law but with which such Lender customarily complies, or has become impracticable as a result of a contingency occurring after the Closing Date that materially adversely affects the London interbank market; or
(iv)    the Administrative Agent reasonably determines (which determination shall be conclusive) that quotations of interest rates for the relevant deposits referred to in the definition of Adjusted Eurodollar Rate are not being provided in the relevant amounts or for the relevant maturities for purposes of determining rates of interest for Eurodollar Loans as provided herein; ~~or~~
then, and in each such event, such Lender (or the Administrative Agent in the case of clause (i) above) shall (1) on or promptly following such date or time and (2) within 10 Business Days of the date on which such event no longer exists give notice (by telephone confirmed in writing) to the Borrower Representative and to the Administrative Agent of such determination (which notice the Administrative Agent shall promptly transmit to each of the other Lenders). Thereafter (x) in the case of clause (i) above, the affected Eurodollar Loans shall no longer be available until such time as the Administrative Agent notifies the Borrower Representative and the Lenders that the circumstances giving rise to such notice by the Administrative Agent no longer exist, and any Notice of Borrowing or Notice of Continuation or Conversion given by the Borrower Representative with respect to such Eurodollar Loans that have not yet been incurred, Converted or Continued shall be deemed rescinded by the Borrower Representative or, in the case of a Notice of Borrowing, shall, at the option of the Borrower Representative, be deemed converted into a Notice of Borrowing for Base Rate Loans to be made on the date of Borrowing contained in such Notice of Borrowing, (y) in the case of clause (ii) above, the ~~Borrower~~Borrowers shall pay to such Lender, upon written demand therefor, such additional amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Lender or shall determine) as shall be required to compensate such Lender for such increased costs or reductions in amounts receivable hereunder (a written notice as to the additional amounts owed to such Lender, showing the basis for the calculation thereof, which basis must be reasonable, submitted to the Borrower Representative by such Lender shall, absent manifest error, be final and conclusive and binding upon all parties hereto) and (z) in the case of clause (iii) above, the ~~Borrower~~Borrowers shall take one of the actions specified in Section 3.01(b) as promptly as possible and, in any event, within the time period required by law.
(b)    At any time that any Eurodollar Loan is affected by the circumstances described in Section 3.01(a)(ii) or (a)(iii), the ~~Borrower~~Borrowers may (and in the case of a Eurodollar Loan affected pursuant to Section 3.01(a)(iii) the ~~Borrower~~Borrowers shall) either (i) if the affected Eurodollar Loan is then being made pursuant to a Borrowing, by giving the Administrative Agent telephonic notice (confirmed promptly in writing) thereof on the same date that the Borrower Representative was notified by a Lender pursuant to Section 3.01(a)(ii) or (a)(iii), cancel said Borrowing, or, in the case of any Borrowing, convert the related Notice of Borrowing into one requesting a Borrowing of Base Rate Loans or require the affected Lender to make its requested Loan as a Base Rate Loan, or (ii) if the affected Eurodollar Loan is then outstanding, upon at least one Business Day’s notice to the Administrative Agent, require the affected Lender to Convert each such Eurodollar Loan into a Base Rate Loan; provided, however, that if more than one Lender is affected at any time, then all affected Lenders must be treated the same pursuant to this Section 3.01(b).
(c)    If any Lender shall have determined that after the Closing Date, any Change in Law regarding capital adequacy or liquidity requirements by any Governmental Authority, central bank or comparable agency charged by law with the interpretation or administration thereof, or compliance by such Lender or its parent corporation with any request or directive regarding capital adequacy or liquidity
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requirements (whether or not having the force of law) of any such authority, central bank, or comparable agency, has or would have the effect of reducing by an amount reasonably deemed by such Lender to be material to the rate of return on such Lender’s or its parent corporation’s capital or assets as a consequence of such Lender’s Revolving Commitment or obligations hereunder to a level below that which such Lender or its parent corporation could have achieved but for such adoption, effectiveness, change or compliance (taking into consideration such Lender’s or its parent corporation’s policies with respect to capital adequacy), then from time to time, within 15 days after demand by such Lender (with a copy to the Administrative Agent), the ~~Borrower~~Borrowers shall pay to such Lender such additional amount or amounts as will compensate such Lender or its parent corporation for such reduction. Each Lender, upon determining in good faith that any additional amounts will be payable pursuant to this Section 3.01(c), will give prompt written notice thereof to the Borrower Representative, which notice shall set forth, in reasonable detail, the basis of the calculation of such additional amounts, which basis must be reasonable, although the failure to give any such notice shall not release or diminish any of the ~~Borrower’s~~Borrowers’ obligations to pay additional amounts pursuant to this Section 3.01(c). The ~~Borrower~~Borrowers shall pay such Lender the amount shown as due on any such notice within 10 Business Days after receipt thereof. Failure or delay on the party of any Lender to demand compensation pursuant to this Section 3.01(c) shall not constitute a waiver of such Lender’s right to demand such compensation; provided that the ~~Borrower~~Borrowers shall not be required to compensate a Lender pursuant to this Section for any increased costs incurred or reductions suffered more than 180 days prior to the date that such Lender notifies the Borrower Representative of the Change in Law giving rise to such increased costs or reductions, and of such Lender’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180 day period referred to above shall be extended to include the period of retroactive effect thereof).
(d)    If any Change in Law shall subject any Recipient to any Taxes (other than Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its Loans, principal amount of its Loans, its Revolving Commitment or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto, and the result of any of the foregoing shall be to increase the cost to such Recipient of making, converting to, continuing or maintaining any Loan or of maintaining its obligation to make any such Loan, or to reduce the amount of any sum received or receivable by such Recipient hereunder (whether principal, interest or any other amount), then, upon the request of such Recipient, the ~~Borrower~~Borrowers shall pay such additional amounts as will compensate such Recipient for such additional costs incurred or reduction suffered ((a written notice as to the additional amounts owed to such Recipient, showing the basis for the calculation thereof, which basis must be reasonable, submitted to the Borrower Representative by such Recipient shall, absent manifest error, be final and conclusive and binding upon all parties hereto). Each Lender, upon determining in good faith that any additional amounts will be payable pursuant to this Section 3.01(d), will give prompt written notice thereof to the Borrower Representative, which notice shall set forth, in reasonable detail, the basis of the calculation of such additional amounts, which basis must be reasonable, although the failure to give any such notice shall not release or diminish any of the ~~Borrower’s~~Borrowers’ obligations to pay additional amounts pursuant to this Section 3.01(d). The ~~Borrower~~Borrowers shall pay such Recipient the amount shown as due on any such notice within 10 Business Days after receipt thereof. Failure or delay on the party of any Recipient to demand compensation pursuant to this Section 3.01(d) shall not constitute a waiver of such Recipient’s right to demand such compensation; provided that the ~~Borrower~~Borrowers shall not be required to compensate a Recipient pursuant to this Section for any increased costs incurred or reductions suffered more than 180 days prior to the date that such Recipient notifies the Borrower Representative of the Change in Law giving rise to such increased costs or reductions, and of such Lender’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive,
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then the 180 day period referred to above shall be extended to include the period of retroactive effect thereof).
~~(e)    Notwithstanding the foregoing, in the event the Administrative Agent determines (which determination shall be conclusive absent manifest error) that (i) the circumstances set forth in Section 3.01(a) have arisen and such circumstances are unlikely to be temporary, (ii) Thomson Reuters or Bloomberg (or any Person that takes over the administration of such rate) discontinues its administration and publication of interest settlement rates for deposits in Dollars, or (iii) the supervisor for the administrator of the interest settlement rate described in Section 3.01(a) or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which such interest settlement rate shall no longer be used for determining interest rates for loans, then the Administrative Agent and the Borrower shall seek to jointly agree upon an alternate rate of interest to the Eurodollar Rate that gives due consideration to the then prevailing market convention for determining a rate of interest for syndicated loans in the United States at such time, and the Administrative Agent and the Borrower shall amend this Agreement to reflect such alternate rate of interest and such other related changes to this Agreement as may be applicable. Notwithstanding anything to the contrary in Section 11.12 hereof, such amendment shall become effective without any further action or consent of any other party to this Agreement so long as the Administrative Agent shall not have received, within five (5) Business Days of the date notice of such alternate rate of interest is provided to the Lenders, a written notice from the Required Lenders stating that such Required Lenders object to such amendment. Until an alternate rate of interest shall be determined in accordance with this Section 3.01(d), (x) any request pursuant that requests the conversion to, or continuation of any, Eurodollar Loan shall be ineffective and any such Eurodollar Loan shall be continued as or converted to, as the case may be, a Base Rate Loan, and (y) if any request is made for a Eurodollar Loan, such Loan shall be made as a Base Rate Loan. If the alternate rate of interest determined pursuant to this Section 3.01(d) shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement.~~
(e)    Benchmark Replacement Setting.
(i)    Replacing USD LIBOR. On March 5, 2021, the Financial Conduct Authority (“FCA”), the regulatory supervisor of USD LIBOR’s administrator (“IBA”), announced in a public statement the future cessation or loss of representativeness of overnight/Spot Next, 1-month, 3-month, 6-month and 12-month USD LIBOR tenor settings. On the earliest of (i) July 1, 2023, (ii) the date that all Available Tenors of USD LIBOR have either permanently or indefinitely ceased to be provided by IBA or have been announced by the FCA pursuant to public statement or publication of information to be no longer representative and (iii) the Early Opt-in Effective Date, if the then-current Benchmark is USD LIBOR, the Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any setting of such Benchmark on such day and all subsequent settings without any amendment to, or further action by or consent of any other party to, this Agreement or any other Loan Document. If the Benchmark Replacement is Daily Simple SOFR, all interest payments will be payable on a quarterly basis.
(ii)    Replacing Future Benchmarks. If any Benchmark Transition Event occurs after the date hereof (other than as described above with respect to USD LIBOR), the then-current Benchmark will be replaced with the Benchmark Replacement for all purposes hereunder and under any Loan Document in respect of any Benchmark setting on the later of (i) as of 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders and the Borrower Representative or (ii) such other date
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as may be determined by the Administrative Agent, in each case, without any further action or consent of any other party to this Agreement or any other Loan Document, so long as the Administrative Agent has not received, by such time (or, in the case of clause (ii) above, such time as may be specified by the Administrative Agent as a deadline to receive objections, but in any case, no less than five (5) Business Days after the date such notice is provided to the Lenders and the Borrower Representative), written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders. At any time that the administrator of the then-current Benchmark has permanently or indefinitely ceased to provide such Benchmark or such Benchmark has been announced by the regulatory supervisor for the administrator of such Benchmark pursuant to public statement or publication of information to be no longer representative of the underlying market and economic reality that such Benchmark is intended to measure and that representativeness will not be restored, the Borrowers may revoke any request for a borrowing of, conversion to or continuation of Loans to be made, converted or continued that would bear interest by reference to such Benchmark until the Borrower Representative’s receipt of notice from the Administrative Agent that a Benchmark Replacement has replaced such Benchmark, and, failing that, the Borrowers will be deemed to have converted any such request into a request for a borrowing of or conversion to Base Rate Loans. During the period referenced in the foregoing sentence, the component of Base Rate based upon the Benchmark will not be used in any determination of Base Rate.
(iii)    Benchmark Replacement Conforming Changes. In connection with the implementation and administration of a Benchmark Replacement (whether in connection with the replacement of USD LIBOR or any future Benchmark), the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document.
(iv)    Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrower Representative and the Lenders of (i) the implementation of any Benchmark Replacement and (ii) the effectiveness of any Benchmark Replacement Conforming Changes. Any determination, decision or election that may be made by the Administrative Agent pursuant to this Section including, without limitation, any determination with respect to a tenor, rate or adjustment, or implementation of any Benchmark Replacement Conforming Changes, the timing of implementation of any Benchmark Replacement or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding on all parties hereto absent manifest error and may be made in its sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section, and shall not be a basis of any claim of liability of any kind or nature by any party hereto, all such claims being hereby waived individually by each party hereto.
(v)    Unavailability of Tenor of Benchmark. At any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including Term SOFR or USD LIBOR), then the Administrative Agent may remove any tenor of such Benchmark that is unavailable or non-representative for such Benchmark (including any Benchmark Replacement) settings and (ii) if such tenor becomes available or representative, the Administrative Agent may reinstate any previously removed tenor for such Benchmark (including any Benchmark Replacement) settings.
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Section 3.02    Breakage Compensation
. The ~~Borrower~~Borrowers shall compensate each Lender, upon its written request (which request shall set forth the detailed basis for requesting and the method of calculating such compensation), for all reasonable losses, costs, expenses and liabilities (including any loss, cost, expense or liability incurred by reason of the liquidation or reemployment of deposits or other funds required by such Lender to fund its Eurodollar Loans) which such Lender may sustain in connection with any of the following: (i) if for any reason (other than a default by such Lender or the Administrative Agent) a Borrowing of Eurodollar Loans does not occur on a date specified therefor in a Notice of Borrowing or a Notice of Continuation or Conversion (whether or not withdrawn by the ~~Borrower~~Borrowers or deemed withdrawn pursuant to Section 3.01(a)); (ii) if any repayment, prepayment, Conversion or Continuation of any Eurodollar Loan occurs on a date that is not the last day of an Interest Period applicable thereto; (iii) if any prepayment of any of its Eurodollar Loans is not made on any date specified in a notice of prepayment given by the Borrower Representative; (iv) as a result of an assignment by a Lender of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto pursuant to a request by the Borrower Representative pursuant to Section 3.04(b); or (v) as a consequence of (y) any other default by the ~~Borrower~~Borrowers to repay or prepay any Eurodollar Loans when required by the terms of this Agreement or (z) an election made pursuant to Section 3.04(b). The written request of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower Representative and shall be conclusive absent manifest error. The ~~Borrower~~Borrowers shall pay such Lender the amount shown as due on any such request within 10 Business Days after receipt thereof. Notwithstanding the foregoing, for each instance set forth above in this Section 3.02, the Administrative Agent and each Lender agree to waive breakage fees up to an amount not to exceed two hundred dollars ($200.00).
Section 3.03    Net Payments.
(a)    Defined Terms. For purposes of this Section 3.03, the term “applicable law” includes FATCA.
(b)    Payments Free of Taxes. Any and all payments by or on account of any obligation of any Credit Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Credit Party shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.
(c)    Payment of Other Taxes by the ~~Borrower~~Credit Parties. The Credit Parties shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes.
(d)    Indemnification by the ~~Borrower~~Credit Parties. The Credit Parties shall jointly and severally indemnify each Recipient, within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts
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payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower Representative by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.
(e)    Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within 10 Business Days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that any Credit Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Credit Parties to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 11.06(b) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (e).
(f)    Evidence of Payments. As soon as practicable after any payment of Taxes by any Credit Party to a Governmental Authority pursuant to this Section 3.03, such Credit Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.
(g)    Status of Lenders. (i) Any Lender that is entitled to an exemption from or reduction of any applicable withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower Representative and the Administrative Agent, at the time or times prescribed by law or reasonably requested by the Borrower Representative or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower Representative or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower Representative or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower Representative or the Administrative Agent as will enable the Borrower Representative or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 3.03(g)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.
(ii)    Without limiting the generality of the foregoing:
(A)    any Lender that is a U.S. Person shall deliver to the Borrower Representative and the Administrative Agent on or prior to the date on which such
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Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower Representative or the Administrative Agent), executed originals of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding Tax;
(B)    any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower Representative and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower Representative or the Administrative Agent), whichever of the following is applicable:
(i)    in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed originals of IRS Form W-8BEN or W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;
(ii)    executed originals of IRS Form W-8ECI;
(iii)    in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of ~~the~~a Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed originals of IRS Form W-8BEN or W-8BEN-E, as applicable; or
(iv)    to the extent a Foreign Lender is not the beneficial owner, executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or W-8BEN-E, as applicable, an applicable form of U.S. Tax Compliance Certificate, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide an applicable form of U.S. Tax Compliance Certificate on behalf of each such direct and indirect partner;
(C)    any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower Representative and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower Representative or the Administrative Agent), executed originals of any other form prescribed by applicable law as a basis for
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claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower Representative or the Administrative Agent to determine the withholding or deduction required to be made; and
(D)    if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower Representative and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower Representative or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower Representative or the Administrative Agent as may be necessary for the Borrower Representative and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.
Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower Representative and the Administrative Agent in writing of its legal inability to do so.
(h)    Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 3.03 (including by the payment of additional amounts pursuant to this Section 3.03), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (h) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (h), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (h) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.
(i)    Survival. Each party’s obligations under this Section 3.03 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Revolving Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document.
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Section 3.04    Change of Lending Office; Replacement of Lenders.
(a)    Each Lender agrees that, upon the occurrence of any event giving rise to the operation of Section 3.01(a)(ii), Section 3.01(c), Section 3.01(d) or Section 3.03 requiring the payment of additional amounts to the Lender, such Lender will, if requested by the ~~Borrower~~Borrowers, use reasonable efforts (subject to overall policy considerations of such Lender) to designate another Applicable Lending Office for any Loans or Revolving Commitments affected by such event; provided, however, that such designation is made on such terms that such Lender and its Applicable Lending Office suffer no economic, legal or regulatory disadvantage, with the object of avoiding the consequence of the event giving rise to the operation of any such Section.
(b)    If (i) any Lender requests any compensation, reimbursement or other payment under Section 3.01(a)(ii), Section 3.01(c), or Section 3.01(d) with respect to such Lender, (ii) the ~~Borrower is~~Borrowers are, or because of a matter in existence as of the date that the ~~Borrower is~~Borrowers are seeking to exercise ~~its~~their rights under this Section will be, required to pay any additional amount to any Lender or Governmental Authority pursuant to Section 3.03, or (iii) if any Lender is a Defaulting Lender, then the ~~Borrower~~Borrowers may, at ~~its~~their sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with the restrictions contained in Section 11.06(c)), all its interests, rights and obligations under this Agreement to an Eligible Assignee that shall assume such obligations; provided, however, that (1) the ~~Borrower~~Borrowers shall have received the prior written consent of the Administrative Agent, which consent shall be made the exercise of its Permitted Discretion and shall not be unreasonably withheld, conditioned or delayed, (2) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the ~~Borrower~~Borrowers (in the case of all other amounts, including any breakage compensation under Section 3.02 hereof), and (3) in the case of any such assignment resulting from a claim for compensation, reimbursement or other payments required to be made under Section 3.01(a)(ii), Section 3.01(c) or Section 3.01(d) with respect to such Lender, or resulting from any required payments to any Lender or Governmental Authority pursuant to Section 3.03, such assignment will result in a reduction in such compensation, reimbursement or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the ~~Borrower~~Borrowers to require such assignment and delegation cease to apply.
(c)    Nothing in this Section 3.04 shall affect or postpone any of the obligations of the ~~Borrower~~Borrowers or the right of any Lender provided in Section 3.01 or Section 3.03.
ARTICLE IV.

CONDITIONS PRECEDENT
Section 4.01    Conditions Precedent at Closing Date
. The obligation of the Lenders and the Swing Line Lender to make Loans is subject to the satisfaction of each of the following conditions on or prior to the Closing Date:
(i)    Credit Agreement. This Agreement shall have been executed by ~~the Borrower~~PAC OP, the PAC REIT, the Administrative Agent, and each of the Lenders.
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(ii)    Notes. ~~The Borrower~~PAC OP shall have executed and delivered to the Administrative Agent the appropriate Revolving Facility Note for the account of each Lender that has requested the same and the Swing Line Note for the account of the Swing Line Lender.
(iii)    Guaranty. The Guarantors shall have duly executed and delivered the Fourth Amended and Restated Guaranty of Payment ~~(the “Guaranty”)~~, substantially in the form attached hereto as Exhibit C-1.
(iv)    Collateral Assignment of Loan Documents. Each applicable Credit Party shall have duly executed and delivered a Collateral Assignment of Loan Documents in respect of the applicable ~~Mezzanine~~Real Estate Investment Loan Documentation or Note Receivable Documentation to which such Credit Party is a party
(v)    Security Agreement. ~~The Borrower~~PAC OP and each Subsidiary Guarantor shall have duly executed and delivered the Fourth Amended and Restated Pledge and Security Agreement, substantially in the form attached hereto as Exhibit C-2 (the “Security Agreement”), and such Credit Parties, as applicable, shall have executed and delivered all of the following in connection therewith, each of which shall be in form and substance reasonably satisfactory to the Administrative Agent: (A) any Control Agreements required pursuant to the terms of the Security Agreement, duly executed by the appropriate depositary institution, securities intermediary or issuer as the case may be, (B) any Collateral Assignment Agreements required pursuant to the terms of the Security Agreement, (C) a Perfection Certificate, and (D) each other Security Document that is required by this Agreement or the Security Agreement.
(vi)    Buy-Sell Agreements. Each Credit Party that has pledged less than 100% of the Equity Interests that it owns in any Subsidiary of ~~the Borrower~~PAC OP shall have duly executed and delivered to the Administrative Agent a Buy-Sell Agreement.
(vii)    [Reserved].
(viii)    Fees and Fee Letters. ~~The Borrower~~PAC OP shall have (A) executed and delivered to the Administrative Agent the Fee Letter and shall have paid to the Administrative Agent, for its own account, and to the Lenders the fees required to be paid by it on the Closing Date, and (B) paid or caused to be paid all reasonable fees and expenses of the Administrative Agent and of special counsel to the Administrative Agent that have been invoiced on or prior to the Closing Date in connection with the preparation, execution and delivery of this Agreement and the other Loan Documents and the consummation of the transactions contemplated hereby and thereby.
(ix)    Corporate Resolutions and Approvals. The Administrative Agent shall have received certified copies of the resolutions of the Board of Directors (or similar governing body) of each Credit Party approving the Loan Documents to which such Credit Party is or may become a party, and of all documents evidencing other necessary corporate or other organizational action, as the case may be, and governmental approvals, if any, with respect to the execution, delivery and performance by such Credit Party or Subsidiary of the Loan Documents to which it is or may become a party and the expiration of all applicable waiting periods, all of which documents to be in form and substance reasonably satisfactory to the Administrative Agent.
(x)    Incumbency Certificates. The Administrative Agent shall have received a certificate of the Secretary or an Assistant Secretary of each Credit Party certifying the names and
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true specimen signatures of the officers of such Credit Party authorized to sign the Loan Documents to which such Credit Party is a party and any other documents to which such Credit Party is a party that may be executed and delivered in connection herewith.
(xi)    Opinions of Counsel. The Administrative Agent shall have received such opinions of counsel from counsel to the Credit Parties, each of which shall be addressed to the Administrative Agent and the Lenders and dated the Closing Date and in form and substance reasonably satisfactory to the Administrative Agent.
(xii)    Recordation of Security Documents, Delivery of Collateral, Taxes, etc. The Security Documents (or proper notices or UCC financing statements in respect thereof) shall have been duly recorded, published and filed in such manner and in such places as is required by law to establish, perfect, preserve and protect the rights, Liens and security interests of the parties thereto and their respective successors and assigns, all Collateral items required to be physically delivered to the Administrative Agent thereunder shall have been so delivered, accompanied by any appropriate instruments of transfer, and all taxes, fees and other charges then due and payable in connection with the execution, delivery, recording, publishing and filing of such instruments and the issuance of the Obligations and the delivery of the Notes shall have been paid in full.
(xiii)    Reserved.
(xiv)    Search Reports. The Administrative Agent shall have received the results of UCC and other search reports from one or more commercial search firms acceptable to the Administrative Agent, listing all of the effective financing statements filed against any Credit Party and each of their respective Subsidiaries, together with copies of such financing statements.
(xv)    Corporate Charter, Other Organizational Documents and Good Standing Certificates. The Administrative Agent shall have received: (A) a certified copy of the Certificate or Articles of Incorporation or equivalent formation document of each Credit Party and each of its Subsidiaries and of the Advisor and any and all amendments and restatements thereof, certified as of a recent date by the relevant Secretary of State (or in the case of a Subsidiary not otherwise a Credit Party, certified by an Authorized Officer); (B) certified copies of the bylaws of each Credit Party that is a corporation, the partnership agreement of each Credit Party that is a general or limited partnership, the operating agreement of each Credit Party that is a limited liability company, and the comparable document of each other Credit Party, (C) a “long-form” good standing certificate or certificate of existence from the Secretary of State of the state of incorporation, dated as of a recent date, listing all charter documents affecting such Credit Party or such Subsidiary or the Advisor, as applicable, and certifying as to the good standing of such Credit Party or such Subsidiary or the Advisor, as applicable; and (D) certificates of good standing or foreign qualification from each other jurisdiction in which each Credit Party and each of its Subsidiaries and the Advisor is authorized or qualified to do business.
(xvi)    Closing Certificate. The Administrative Agent shall have received a Closing Certificate, dated the Closing Date, of an Authorized Officer, to the effect that, at and as of the Closing Date, both before and after giving effect to the initial Borrowings hereunder and the application of the proceeds thereof: (i)  no Default or Event of Default has occurred or is continuing; (ii) all representations and warranties of each Credit Party set forth in each Loan Document to which any Credit Party is a party are true and correct in all material respects (or in the case of any representation and warranty that is already subject to a materiality qualifier true
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and correct), and (ii) on a pro forma basis as of the Closing Date, the Credit Parties are compliance with the financial covenants contained in Section 7.08 (together with a computation of the financial covenants supporting same in detail satisfactory to the Administrative Agent).
(xvii)    Solvency Certificate. The Administrative Agent shall have received a solvency certificate in the form attached hereto as Exhibit D, dated as of the Closing Date, and executed by a Financial Officer of the PAC REIT.
(xviii)    Proceedings and Documents. All corporate and other proceedings and all documents incidental to the transactions contemplated hereby shall be reasonably satisfactory in substance and form to the Administrative Agent and the Administrative Agent and its special counsel shall have received all such counterpart originals or certified or other copies of such documents as the Administrative Agent or its special counsel may reasonably request.
(xix)    Payment of Outstanding Indebtedness, etc. The Administrative Agent shall have received evidence that immediately after the making of the Loans on the Closing Date, all Indebtedness outstanding under the Credit Agreement, dated January 5, 2016 as amended, supplemented or otherwise modified, among ~~the Borrower~~PAC OP, the PAC REIT, the lenders from time to time party thereto, and KeyBank National Bank, as administrative agent, and all Indebtedness not permitted by Section 7.04, in each case, together with all interest, all payment premiums and all other amounts due and payable with respect thereto, shall be paid in full from the proceeds of the initial Credit Event, and the commitments in respect of such Indebtedness shall be permanently terminated, and all Liens securing payment of any such Indebtedness shall be released and the Administrative Agent shall have received all payoff and release letters, Uniform Commercial Code Form UCC3 termination statements or other instruments or agreements as may be suitable or appropriate in connection with the release of any such Liens.
(xx)    Litigation. There shall not exist any litigation that could reasonably be expected to have a Material Adverse Effect, in the reasonable judgment of the Administrative Agent, in or affecting the business, operations, property or condition (financial or otherwise) of the Advisor, or of the Credit Parties and their Subsidiaries taken as a whole.
(xxi)    No Material Adverse Change. As of the Closing Date, no condition or event shall have occurred since December 31, 2015, that has resulted in, or could reasonably be expected to result in, a material adverse change, in the reasonable judgment of the Administrative Agent, in or affecting the business, operations, property or condition (financial or otherwise) of ~~the Borrower~~PAC OP, of the PAC REIT, or of the PAC REIT and its Subsidiaries taken as a whole.
(xxii)    ~~Mezzanine~~Real Estate Investment Loan Documents. The Administrative Agent shall have received a certificate from an Authorized Officer certifying that true, correct and complete copies of all ~~Mezzanine~~Real Estate Investment Loan Documentation existing as of the Closing Date have been made available to the Administrative Agent in a data room to which the Administrative Agent has been given access, and the applicable Credit Party shall have duly executed and delivered each Collateral Assignment of Loan Documents in connection with all such ~~Mezzanine~~Real Estate Investment Loan Documentation.
(xxiii)    Note Receivable Documents. The Administrative Agent shall have received a certificate from an Authorized Officer certifying that true, correct and complete copies of all Note
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Receivable Documentation existing as of the Closing Date have been made available to the Administrative Agent in a data room to which the Administrative Agent has been given access, and the applicable Credit Party shall have duly executed and delivered each Collateral Assignment of Loan Documents in connection with all such Note Receivable Documentation.
(xxiv)    Property Senior Loan Documents. The Administrative Agent shall have received a certificate from an Authorized Officer certifying that true, correct and complete copies all Property Senior Loan Documentation existing as of the Closing Date have been made available to the Administrative Agent in a data room to which the Administrative Agent has been given access.
(xxv)    Consents. The Administrative Agent shall have received evidence that all boards of directors, governmental, equity holder and material third party consents and approvals (including, but subject to the terms of Section 6.17 hereof, any consents required under the terms of any ~~Mezzanine~~Real Estate Investment Loan Documentation or Property Senior Loan Documentation), in connection with the entering into of this Agreement and the other Loan Documents have been obtained.
(xxvi)    Patriot Act. The Administrative Agent shall have received, at least five Business Days prior to the Closing Date, all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA Patriot Act.
(xxvii)    Management Subordination Agreement. The Administrative Agent shall have received an executed copy of the Management Subordination Agreement (as defined in this Agreement in effect on the Closing Date).
(xxviii)    Reserved.
(xxix)    Ownership; Intercompany Debt. The Administrative Agent, in its sole discretion, shall be satisfied with (1) the pro forma capital and ownership structure and the equity holder arrangements of the Credit Parties, and (2) the amount, terms, conditions and holders of all intercompany indebtedness of the PAC REIT and its Affiliates.
(xxx)    Miscellaneous. The Credit Parties shall have provided to the Administrative Agent and the Lenders such other items and shall have satisfied such other conditions as may be reasonably required by the Administrative Agent or the Lenders.
Section 4.02    Conditions Precedent to All Credit Events
. The obligations of the Lenders to make each Credit Event are subject, at the time thereof, to the satisfaction of the following conditions:
(a)    Notice. The Administrative Agent shall have received, as applicable, (i) a Notice of Borrowing meeting the requirements of Section 2.04(b) with respect to any Borrowing (other than a Continuation or Conversion), or (ii) a Notice of Continuation or Conversion meeting the requirements of Section 2.08(b) with respect to a Continuation or Conversion.
(b)    No Default; Representations and Warranties. At the time of each Credit Event and also after giving effect thereto, (i) there shall exist no Default or Event of Default and (ii) all representations
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and warranties of the Credit Parties contained herein or in the other Loan Documents shall be true and correct in all material respects (or in the case of any representation and warranty that is already subject to a materiality qualifier, true and correct) with the same effect as though such representations and warranties had been made on and as of the date of such Credit Event, except to the extent that such representations and warranties expressly relate to an earlier specified date, in which case such representations and warranties shall have been true and correct in all material respects (or in the case of any representation and warranty that is already subject to a materiality qualifier, true and correct) as of the date when made.
The acceptance of the benefits of (i) the Credit Events on the Closing Date shall constitute a representation and warranty by the ~~Borrower~~Borrowers to the Administrative Agent, the Swing Line Lender and each of the Lenders that all of the applicable conditions specified in Section 4.01 have been satisfied as of the times referred to in such Section and (ii) each Credit Event thereafter shall constitute a representation and warranty by the ~~Borrower~~Borrowers to the Administrative Agent, the Swing Line Lender and each of the Lenders that all of the applicable conditions specified in Section 4.02 have been satisfied as of the times referred to in such Section.
ARTICLE V.

REPRESENTATIONS AND WARRANTIES
In order to induce the Administrative Agent and the Lenders to enter into this Agreement and to make the Loans provided for herein, each of the ~~Borrower~~Borrowers and the PAC REIT makes the following representations and warranties to, and agreements with, the Administrative Agent and the Lenders, all of which shall survive the execution and delivery of this Agreement and each Credit Event:
Section 5.01    Corporate Status
. Each Credit Party (i) is a duly organized or formed and validly existing corporation, partnership or limited liability company, as the case may be, in good standing or in full force and effect and authorized to transact business under the laws of the jurisdiction of its formation and has the corporate, partnership or limited liability company power and authority, as applicable, to own its property and assets and to transact the business in which it is engaged and presently proposes to engage, and (ii) has duly qualified and is authorized to do business in all jurisdictions where it is required to be so qualified or authorized except where the failure to be so qualified would not have a Material Adverse Effect.
Section 5.02    Corporate Power and Authority
. Each Credit Party has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of the Loan Documents to which it is party and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of the Loan Documents to which it is party. Each Credit Party has duly executed and delivered each Loan Document to which it is party and each Loan Document to which it is party constitutes the legal, valid and binding agreement and obligation of such Credit Party enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).
Section 5.03    No Violation
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. Neither the execution, delivery and performance by any Credit Party of the Loan Documents to which it is party nor compliance with the terms and provisions thereof (i) will contravene any provision of any law, statute, rule, regulation, order, writ, injunction or decree of any Governmental Authority applicable to such Credit Party or its properties and assets, (ii) will conflict with or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (other than the Liens created pursuant to the Security Documents) upon any of the property or assets of such Credit Party pursuant to the terms of (A) any Material Contract, or (B) any other promissory note, bond, debenture, indenture, mortgage, deed of trust, credit or loan agreement, or any other material agreement or other instrument, to which such Credit Party is a party or by which it or any of its property or assets are bound or to which it may be subject, or (iii) will violate any provision of the Organizational Documents of such Credit Party.
Section 5.04    Governmental Approvals
. No order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, any Governmental Authority is required to authorize or is required as a condition to (i) the execution, delivery and performance by any Credit Party of any Loan Document to which it is a party or any of its obligations thereunder, or (ii) the legality, validity, binding effect or enforceability of any Loan Document to which any Credit Party is a party, except the filing and recording of financing statements and other documents necessary in order to perfect the Liens created by the Security Documents.
Section 5.05    Litigation
. Except as set forth on Schedule 5.05, there are no actions, suits or proceedings pending or, to the knowledge of ~~the~~any Borrower or the PAC REIT, threatened with respect to any Credit Party or any of their respective Subsidiaries ~~or the Advisor~~ or against any of their respective properties (i) that, individually or in the aggregate, have had or could reasonably be expected to have a Material Adverse Effect, or (ii) that question the validity or enforceability of any of the Loan Documents, or of any action to be taken by any Credit Party pursuant to any of the Loan Documents.
Section 5.06    Use of Proceeds; Margin Regulations.
(a)    The proceeds of all Loans shall be utilized to provide working capital and funds for general corporate purposes, in each case, not inconsistent with the terms of this Agreement.
(b)    No part of the proceeds of any Credit Event will be used directly or indirectly to purchase or carry Margin Stock, or to extend credit to others for the purpose of purchasing or carrying any Margin Stock, in violation of any of the provisions of Regulations T, U or X of the Board of Governors of the Federal Reserve System. No Credit Party is engaged in the business of extending credit for the purpose of purchasing or carrying any Margin Stock. At no time would more than 25% of the value of the assets of ~~the~~any Borrower or of ~~the~~any Borrower and its consolidated Subsidiaries that are subject to any “arrangement” (as such term is used in Section 221.2(g) of such Regulation U) hereunder be represented by Margin Stock. ~~The~~No Borrower will ~~not~~ request any Loan, and neither the PAC REIT nor the ~~Borrower~~Borrowers shall use, and ~~both~~each of the PAC REIT and ~~the~~each Borrower shall ensure that their respective Subsidiaries and the PAC REIT’s, the ~~Borrower’s or~~Borrowers’ and their respective subsidiaries’ respective directors, officers, employees and agents shall not use, the proceeds of any Loan, directly or indirectly, (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption
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Laws, (ii) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, or (iii) in any manner that would result in the violation of any Sanctions applicable to any party hereto.
Section 5.07    Financial Statements.
(a)    ~~The Borrower~~PAC OP has furnished to the Administrative Agent and the Lenders complete and correct copies of: (i) the audited consolidated balance sheets of the PAC REIT and its consolidated Subsidiaries for the fiscal year ended December 31, 2015 and the related audited consolidated statements of income, shareholders’ equity, and cash flows of the PAC REIT and its consolidated Subsidiaries for the fiscal year of the PAC REIT then ended, accompanied by the report thereon of PricewaterhouseCoopers LLC; and (ii) the interim consolidated balance sheet, and the related statements of income and of cash flows, of the PAC REIT and its Subsidiaries for the fiscal quarter ended March 31, 2016. All such financial statements have been prepared in accordance with GAAP, consistently applied (except as stated therein), and fairly present in all material respects the financial position of the PAC REIT and its Subsidiaries as of the respective dates indicated and the consolidated results of their operations and cash flows for the respective periods indicated, subject in the case of any such financial statements that are unaudited, to normal audit adjustments. The PAC REIT and its Subsidiaries did not have, as of the date of the latest financial statements referred to above, and will not have as of the Closing Date after giving effect to the incurrence of Loans hereunder, any material or significant contingent liability or liability for taxes, long-term lease or unusual forward or long-term commitment that is not reflected in the foregoing financial statements or the notes thereto in accordance with GAAP and that in any such case is material in relation to the business, operations, properties, assets, financial or other condition or prospects of the PAC REIT and its Subsidiaries.
(b)    The financial projections of the PAC REIT and its Subsidiaries for the 2016 fiscal year prepared by the PAC REIT and delivered to the Administrative Agent and the Lenders (the “Financial Projections”) were prepared on behalf of ~~the Borrower~~PAC OP in good faith after taking into account historical levels of business activity of the PAC REIT and its Subsidiaries, known trends, including general economic trends, and all other information, assumptions and estimates considered by management of the PAC REIT and its Subsidiaries to be pertinent thereto; provided, however, that no representation or warranty is made as to the impact of future general economic conditions or as to whether the PAC REIT’s projected consolidated results as set forth in the Financial Projections will actually be realized, it being recognized by the Lenders that such projections as to future events are not to be viewed as facts and that actual results for the periods covered by the Financial Projections may differ materially from the Financial Projections. No facts are known to ~~the Borrower~~PAC OP or the PAC REIT as of the Closing Date which, if reflected in the Financial Projections, would result in a Material Adverse Effect.
Section 5.08    Solvency
. ~~The~~Each Borrower has received consideration that is the reasonable equivalent value of the obligations and liabilities that ~~the~~such Borrower has incurred to the Administrative Agent and the Lenders under the Loan Documents. ~~The~~Each Borrower now has capital sufficient to carry on its business and transactions and all business and transactions in which it is about to engage and is now solvent and able to pay its debts as they mature, and ~~the~~each Borrower owns property having a value, both at fair valuation and at present fair salable value, greater than the amount required to pay ~~the~~such Borrower’s debts; and ~~the~~no Borrower is ~~not~~ entering into the Loan Documents with the intent to hinder, delay or defraud its creditors. The Credit Parties, taken as a whole, now have capital sufficient to carry on their business and transactions and all business and transactions in which they are about to engage and are now solvent and
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able to pay their debts as they mature, and the Credit Parties, taken as a whole, own property having a value, both at fair valuation and at present fair salable value, greater than the amount required to pay the Credit Parties’ debts; and the Credit Parties are not entering into the Loan Documents with the intent to hinder, delay or defraud their creditors. For purposes of this Section 5.08, “debt” means any liability on a claim, and “claim” means (y) right to payment whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured; or (z) right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured.
Section 5.09    No Material Adverse Change
. Since December 31, ~~2015~~2020, there has been no change in the condition or business affairs of the PAC REIT, of ~~the~~any Borrower, or of the PAC REIT and its Subsidiaries taken as a whole, or their properties and assets considered as an entirety, except for changes none of which, individually or in the aggregate, has had or could reasonably be expected to have, a Material Adverse Effect.
Section 5.10    Tax Returns and Payments
. Each Credit Party and each of its Subsidiaries has filed all federal income tax returns and all other material tax returns, domestic and foreign, required to be filed by it and has paid all taxes and assessments payable by it that have become due, other than those not yet delinquent (after giving effect to any extension) and except for those contested in good faith and for which such Credit Party has complied, or has caused it Subsidiaries to comply, with the immediately following sentence. Each Credit Party has established on its books such charges, accruals and reserves in respect of taxes, assessments, fees and other governmental charges for all fiscal periods as are required by GAAP. No Credit Party knows of any proposed assessment for additional federal, foreign or state taxes for any period, or of any basis therefor, which, individually or in the aggregate, taking into account such charges, accruals and reserves in respect thereof as the PAC REIT and its Subsidiaries have made, could reasonably be expected to have a Material Adverse Effect.
Section 5.11    Title to Properties, etc
. Each Credit Party and each of its Subsidiaries has good and marketable title, in the case of Real Property, and good title (or valid Leaseholds, in the case of any leased property), in the case of all other property, to all of its properties and assets free and clear of Liens other than Permitted Liens. The interests of the Credit Parties and their Subsidiaries in the properties reflected in the most recent balance sheet referred to in Section 5.07(a), taken as a whole, were sufficient, in the judgment of the Credit Parties, as of the date of such balance sheet for purposes of the ownership and operation of the businesses conducted by the Credit Parties and their Subsidiaries. Schedule 5.11 sets forth a complete list of Real Property owned and/or leased or subleased (as lessor or sublessor, lessee or sublessee) by the Credit Parties and their Subsidiaries on the Closing Date.
Section 5.12    Lawful Operations, etc
. Each Credit Party and each of its Subsidiaries: (i) holds all necessary foreign, federal, state, local and other governmental licenses, registrations, certifications, permits and authorizations necessary to conduct its business and own its properties; and (ii) is in full compliance with all requirements imposed by law, regulation or rule, whether foreign, federal, state or local, that are applicable to it, its operations, or its properties and assets, including applicable requirements of Environmental Laws, except in the cases of
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clause (i) and (ii) above, for any failure to obtain and maintain in effect, or noncompliance that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.
Section 5.13    Environmental Matters.
(a)    Each Credit Party and each of their Subsidiaries are in compliance with all applicable Environmental Laws, except to the extent that any such failure to comply (together with any resulting penalties, fines or forfeitures) would not reasonably be expected to have a Material Adverse Effect. All licenses, permits, registrations or approvals required for the conduct of the business of each Credit Party and each of their Subsidiaries under any Environmental Law have been secured and each Credit Party and each of their Subsidiaries is in substantial compliance therewith, except for such licenses, permits, registrations or approvals the failure to secure or to comply therewith is not reasonably likely to have a Material Adverse Effect. No Credit Party nor any of their Subsidiaries has received written notice, or otherwise knows, that it is in any respect in noncompliance with, breach of or default under any applicable writ, order, judgment, injunction, or decree to which such Credit Party or such Subsidiary is a party or that would affect the ability of such Credit Party or such Subsidiary to operate any Real Property and no event has occurred and is continuing that, with the passage of time or the giving of notice or both, would constitute noncompliance, breach of or default thereunder, except in each such case, such noncompliance, breaches or defaults as would not reasonably be expected to, in the aggregate, have a Material Adverse Effect. There are no Environmental Claims pending or, to the best knowledge of any Credit Party, threatened wherein an unfavorable decision, ruling or finding would reasonably be expected to have a Material Adverse Effect. There are no facts, circumstances, conditions or occurrences on any Real Property now or at any time owned, leased or operated by the Credit Parties or their Subsidiaries or on any property adjacent to any such Real Property, that are known by the Credit Parties or as to which any Credit Party or any such Subsidiary has received written notice, that could reasonably be expected: (i) to form the basis of an Environmental Claim against any Credit Party or any of their Subsidiaries or any Real Property of a Credit Party or any of their Subsidiaries; or (ii) to cause such Real Property to be subject to any restrictions on the ownership, occupancy, use or transferability of such Real Property under any Environmental Law, except in each such case, such Environmental Claims or restrictions that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect.
(b)    Hazardous Materials have not at any time been (i) generated, used, treated or stored on, or transported to or from, any Real Property of the Credit Parties or any of their Subsidiaries or (ii) released on or about any such Real Property, in each case where such occurrence or event is not in compliance with or could give rise to liability under Environmental Laws and is reasonably likely to have a Material Adverse Effect.
Section 5.14    Compliance with ERISA
. Compliance by the Credit Parties with the provisions hereof and Credit Events contemplated hereby will not involve any prohibited transaction within the meaning of ERISA or Section 4975 of the Code. The Credit Parties, their Subsidiaries and each ERISA Affiliate (i) has fulfilled all obligations under the minimum funding standards of ERISA and the Code with respect to each Plan that is not a Multi-Employer Plan or a Multiple Employer Plan, (ii) has satisfied all contribution obligations in respect of each Multi-Employer Plan and each Multiple Employer Plan, (iii) is in compliance in all material respects with all other applicable provisions of ERISA and the Code with respect to each Plan, each Multi-Employer Plan and each Multiple Employer Plan, and (iv) has not incurred any liability under Title IV of ERISA to the PBGC with respect to any Plan, any Multi-Employer Plan, any Multiple Employer Plan, or any trust established thereunder. No Plan or trust created thereunder has been terminated, and there have
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been no Reportable Events, with respect to any Plan or trust created thereunder or with respect to any Multi-Employer Plan or Multiple Employer Plan, which termination or Reportable Event will or could give rise to a material liability of the Credit Parties or any ERISA Affiliate in respect thereof. No Credit Party nor any Subsidiary of a Credit Party nor any ERISA Affiliate is at the date hereof, or has been at any time within the five years preceding the date hereof, an employer required to contribute to any Multi-Employer Plan or Multiple Employer Plan, or a “contributing sponsor” (as such term is defined in Section 4001 of ERISA) in any Multi-Employer Plan or Multiple Employer Plan. Each Plan that is intended to be a qualified plan under Section 401(a) of the Code has received a favorable determination letter from the IRS to the effect that the form of such Plan is qualified under Section 401(a) of the Code and the trust related thereto has been determined by the IRS to be exempt from federal income tax under Section 501(a) of the Code, or an application for such a letter is currently being processed by the IRS and to the best knowledge of the Credit Parties, nothing has occurred that would prevent or cause the loss of such tax-qualified status, except where the failure to maintain such tax-qualified status could not reasonably be expected to have a Material Adverse Effect. There are no pending or, to the best knowledge of the Credit Parties, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan (other than routine claims for benefits) that could reasonably be expected to have a Material Adverse Effect. No ERISA Event has occurred, and to the best knowledge of the Credit Parties, no fact, event or circumstance exists that could reasonably be expected to constitute or result in an ERISA Event with respect to any Plan. No waiver of the minimum funding standards under the pension funding rules has been applied for or obtained; as of the most recent valuation date for any Plan, the funding target attainment percentage (as defined in Section 430(d)(2) of the Code) is 60% or higher and, to the best knowledge of the Credit Parties no facts or circumstances exist that could reasonably be expected to cause the funding target attainment percentage for any such plan to drop below 60% as of the most recent valuation date; and none of the Credit Parties nor any Subsidiary of a Credit Party nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or Section 4212(c) of ERISA. No Credit Party nor any Subsidiary of a Credit Party nor any ERISA Affiliate has any unsatisfied obligation to contribute to, or liability under, any active or terminated Single Employer Plan, except for such unsatisfied contribution obligations or liabilities which could not reasonably be expected to have a Material Adverse Effect. No Credit Party nor any Subsidiary of a Credit Party nor any ERISA Affiliate has any contingent liability with respect to any post-retirement “welfare benefit plan” (as such term is defined in ERISA) except as has been disclosed to the Administrative Agent and the Lenders in writing. No Credit Party holds (a) “plan assets” (“Plan Assets”) within the meaning of 29 C.F.R. 2510.3-101, as modified by Section 3(42) of ERISA or (b) plan assets of any government plan subject to applicable law (“Similar Law”) that is similar to Section 406 of ERISA or Section 4975 of the Code.
Section 5.15    Intellectual Property, etc
. Each Credit Party and each of its Subsidiaries has obtained or has the right to use all patents, trademarks, service marks, trade names, copyrights, licenses and other rights with respect to the foregoing necessary for the present and planned future conduct of its business, without any known conflict with the rights of others, except for such patents, trademarks, service marks, trade names, copyrights, licenses and rights, the loss of which, and such conflicts that, in any such case individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. As of the Closing Date, Schedule 5.15 sets forth a complete list of all material licenses, trade names and service marks and all registered patents, trademarks and copyrights, in each case with respect to Intellectual Property.
Section 5.16    Investment Company Act, etc
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. No Credit Party nor any of its Subsidiaries is subject to regulation with respect to the creation or incurrence of Indebtedness under the Investment Company Act of 1940, as amended, the Federal Power Act, as amended or any applicable Federal or state public utility law.
Section 5.17    Insurance
. The Credit Parties and their Subsidiaries maintain insurance coverage by such insurers and in such forms and amounts and against such risks as are generally consistent with industry standards and in each case in compliance with the terms of Section 6.03. Schedule 5.17 sets forth a complete list of all insurance maintained by the Credit Parties on the Closing Date.
Section 5.18    Burdensome Contracts; Labor Relations
. No Credit Party nor any of its Subsidiaries (a) is subject to any burdensome contract, agreement, corporate restriction, judgment, decree or order, (b) is a party to any labor dispute affecting any bargaining unit or other group of employees generally, (c) is subject to any strike, slowdown, workout or other concerted interruptions of operations by employees of a Credit Party or any Subsidiary, whether or not relating to any labor contracts, (d) is subject to any pending or, to the knowledge of any Credit Party, threatened, unfair labor practice complaint, before the National Labor Relations Board, (e) is subject to any pending or, to the knowledge of any Credit Party, threatened grievance or arbitration proceeding arising out of or under any collective bargaining agreement, (f) is subject to any pending or, to the knowledge of any Credit Party, threatened significant strike, labor dispute, slowdown or stoppage, or (g) is, to the knowledge of the Credit Parties, involved or subject to any union representation organizing or certification matter with respect to the employees of the Credit Parties or any of their Subsidiaries, except (with respect to any matter specified in any of the above clauses) for such matters as, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. Neither of the ~~Borrower~~Borrowers nor any of ~~its~~their respective Subsidiaries has suffered any strikes, walkouts or work stoppages in the five years preceding the Closing Date.
Section 5.19    Security Interests
. Once executed and delivered, each of the Security Documents creates, as security for the Obligations (as defined herein or any corresponding term in any Security Documents), a valid and enforceable, and upon making the filings and recordings referenced in the next sentence, perfected security interest in and Lien on all of the Collateral subject thereto from time to time, in favor of the Administrative Agent for the benefit of the Secured Creditors, superior to and prior to the rights of all third persons and subject to no other Liens, except that the Collateral under the Security Documents may be subject to Permitted Liens. No filings or recordings are required in order to perfect the security interests created under any Security Document except for filings or recordings required in connection with any such Security Document that shall have been made, or for which reasonably satisfactory arrangements have been made, upon or prior to the execution and delivery thereof. All recording, stamp, intangible or other similar taxes required to be paid by any Person under applicable legal requirements or other laws applicable to the property encumbered by the Security Documents in connection with the execution, delivery, recordation, filing, registration, perfection or enforcement thereof have been paid.
Section 5.20    True and Complete Disclosure
. The factual information (taken as a whole) heretofore or contemporaneously furnished by or on behalf of any Credit Party to the Administrative Agent or any Lender for purposes of or in connection with this Agreement or any transaction contemplated herein, other than the Financial Projections (as to which
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representations are made only as provided in Section 5.07(b)), is, and all other such factual information (other than information of a general economic or general industry nature) (taken as a whole) hereafter furnished by or on behalf of such Person in writing to the Administrative Agent or any Lender will be, true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any material fact necessary to make such information (taken as a whole) not materially misleading at such time in light of the circumstances under which such information was provided, except that all information consisting of financial projections prepared by any Credit Party or any Subsidiary is only represented herein as being based on good faith estimates and assumptions believed by such persons to be reasonable at the time made.
Section 5.21    Defaults
. No Default or Event of Default exists as of the Closing Date hereunder, nor will any Default or Event of Default begin to exist immediately after the execution and delivery hereof.
Section 5.22    Capitalization
. As of the June 30, 2016, Schedule 5.22 sets forth a true, complete and accurate description of the equity capital structure of the PAC REIT and each of its Subsidiaries showing accurate ownership percentages of the equityholders of record of each such Person (other than the PAC REIT) and accompanied by a statement of authorized and issued Equity Interests for each such Person. Except as set forth on Schedule 5.22, as of the Closing Date (a) there are no preemptive rights, outstanding subscriptions, warrants or options to purchase any Equity Interests of any Credit Party or any of its Subsidiaries, (b) there are no obligations of any Credit Party or any of its Subsidiaries to redeem or repurchase any of its Equity Interests and (c) there is no agreement, arrangement or plan to which any Credit Party or any of its Subsidiaries is a party or of which any Credit Party or any of its Subsidiaries has knowledge that could directly or indirectly affect the capital structure of any Credit Party or any of its Subsidiaries. The Equity Interests of each Credit Party and each of its Subsidiaries described on Schedule 5.22 (i) are validly issued and fully paid and nonassessable (to the extent such concepts are applicable to the respective Equity Interests) and (ii) are owned of record and beneficially as set forth on Schedule 5.22, free and clear of all Liens (other than Liens created under the Security Documents). No Subsidiary is organized under laws other than the laws of the United States, any State thereof, or the District of Columbia.
Section 5.23    Anti-Corruption Laws and Sanctions
. No Credit Party nor any of its Subsidiaries, or to the knowledge of the PAC REIT or ~~the~~any Borrower, any of their respective directors or trustees, officers, employees or affiliates, or to the knowledge of the PAC REIT or ~~the~~any Borrower, any agent or representative of the PAC REIT, ~~the~~any Borrower or any of their respective Subsidiaries that will act in any capacity in connection with or benefit from the Loans, is (A) is a Sanctioned Person or currently the subject or target of any Sanctions, (B) has its assets located in a Sanctioned Country, (C) directly or indirectly derives revenues from investments in, or transactions with, Sanctioned Persons or (D) has taken any action, directly or indirectly, that would result in a violation by such Persons of any Anti-Corruption Laws. Each of the PAC REIT, ~~the~~each Borrower and each of their respective Subsidiaries has implemented and maintains in effect policies and procedures designed to ensure compliance by the PAC REIT, ~~the~~each Borrower and their respective Subsidiaries and their respective directors, officers, employees, agents and Affiliates with the Anti-Corruption Laws. Each of the PAC REIT ~~and the~~, each Borrower and each of their respective Subsidiaries, and to the knowledge of the PAC REIT, each director, officer, employee, agent and Affiliate of the PAC REIT, ~~the~~each Borrower and each such Subsidiary, is in compliance with the Anti-Corruption Laws in all material
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respects. No proceeds of any Loan have been used, directly or indirectly, by the PAC REIT, ~~the~~any Borrower, any of their respective Subsidiaries or any of the PAC REIT’s~~, the~~ or any Borrower’s ~~or their~~ respective directors, officers, employees and agents (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (ii) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, including any payments (directly or indirectly) to a Sanctioned Person or a Sanctioned Country or (iii) in any manner that would result in the violation of any Sanctions applicable to any party hereto.
Section 5.24    Location of Bank Accounts
. Schedule 5.24 sets forth a complete and accurate list as of the Closing Date of all deposit, checking and other bank accounts, all securities and other accounts maintained with any broker dealer and all other similar accounts maintained by each Credit Party, together with a description thereof (i.e., the bank or broker dealer at which such deposit or other account is maintained and the account number and the purpose thereof).
Section 5.25    Material Contracts
. Schedule 5.25 contains a true, correct and complete list of all the Material Contracts, ~~Mezzanine~~Real Estate Investment Loan Documentation and Note Receivable Documentation in effect on the Closing Date; provided that with respect to ~~Mezzanine Loan~~Real Estate Subsidiaries that are not pledged as Collateral for the Loans, ~~Borrower~~PAC OP shall only be required to list the material ~~Mezzanine~~Real Estate Investment Loan Documentation of such ~~Mezzanine Loan~~Real Estate Subsidiaries. As of the Closing Date, all Material Contracts, ~~Mezzanine~~Real Estate Investment Loan Documentation and Note Receivable Documentation are in full force and effect (except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principals, regardless of whether enforcement is sought in equity or in law) and no material defaults by a Credit Party currently exist thereunder (other than as described in Schedule 5.25).
Section 5.26    Affiliate Transactions
. Except as set forth on Schedule 5.26, as of the date of this Agreement, there are no existing or proposed agreements, arrangements or transactions between any Credit Party and any of the officers, members, managers, directors, stockholders, parents, other interest holders, employees, or Affiliates (other than the Subsidiaries) of any Credit Party or any members of their respective immediate families, and none of the foregoing Persons are directly or indirectly indebted to or have any direct or indirect ownership, partnership, or voting interest in any Affiliate of any Credit Party or any Person with which any Credit Party has a business relationship or which competes with any Credit Party.
Section 5.27    Common Enterprise
. The successful operation and condition of each of the Credit Parties is dependent on the continued successful performance of the functions of the Credit Parties as a whole and the successful operation of each of the Credit Parties is dependent on the successful performance and operation of each other Credit Party. Each Credit Party expects to derive benefit (and its board of directors or other governing body has determined that it may reasonably be expected to derive benefit), directly and indirectly, from (i) the successful operations of each of the other Credit Parties and (ii) the credit extended by the Lenders to the ~~Borrower~~Borrowers hereunder, both in their separate capacities and as members of the group of companies. Each Credit Party has determined that execution, delivery, and performance of this
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Agreement and any other Loan Documents to be executed by such Credit Party is within its purpose, will be of direct and indirect benefit to such Credit Party, and is in its best interest.
Section 5.28    REIT Status
. The PAC REIT qualifies as, and has elected to be treated as, a REIT and is in compliance with all requirements and conditions imposed under the Code to allow the PAC REIT to maintain its status as a REIT.
Section 5.29    Conduct of Business
. No Credit Party or any of its Subsidiaries conducts any business other than the ownership of Real Property or of the Equity Interests of entities that own Real Property, the making of investments in Real Property and investments secured by Equity Interests of entities that own Real Property. None of the Credit Parties or any of their Subsidiaries have or will have any employees.
Section 5.30    Compliance with Law; Governmental Approvals
. Each of the Credit Parties and its Subsidiaries are in compliance with each Governmental Approval and all other Applicable Laws relating to it except for noncompliances which, and Governmental Approvals the failure to possess which, could not, individually or in the aggregate, reasonably be expected to cause a Default or Event of Default or have a Material Adverse Effect.
Section 5.31    MBS Investments. No Credit Party nor any of its Subsidiaries has made any MBS Investment or Other Debt Investment or incurred any MBS Indebtedness except as previously disclosed to Administrative Agent pursuant to Section 6.20 of this Agreement, and each agreement, document or instrument executed and delivered in connection with, or evidencing, any such approved MBS Investment, Other Debt Investment or MBS Indebtedness is in full force and effect and no material defaults currently exist thereunder.
ARTICLE VI.

AFFIRMATIVE COVENANTS
Each of the ~~Borrower~~Borrowers and the PAC REIT hereby covenants and agrees that on the Closing Date and thereafter so long as this Agreement is in effect and until such time as the Revolving Commitments have been terminated, no Notes remain outstanding and the Loans, together with interest, Fees and all other Obligations incurred hereunder and under the other Loan Documents, have been paid in full, as follows:
Section 6.01    Reporting Requirements
. The ~~Borrower~~Borrowers will furnish to the Administrative Agent and each Lender:
(a)    Annual Financial Statements. Not later than five (5) days following the date the PAC REIT files its annual Form 10-K with the SEC, but in any event within 95 days after the close of each fiscal year of the PAC REIT, the audited consolidated balance sheets of the PAC REIT and its consolidated Subsidiaries as at the end of such fiscal year and the related consolidated statements of income, of stockholders’ equity and of cash flows for such fiscal year, in each case setting forth comparative figures for the preceding fiscal year, all in reasonable detail and accompanied by the opinion
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with respect to such consolidated financial statements of PricewaterhouseCoopers LLP or other independent public accountants of recognized national standing selected by the PAC REIT and acceptable to the Administrative Agent, which opinion shall be unqualified and not subject to any “going concern” or like qualification or exception and shall (i) state that such accountants audited such consolidated financial statements in accordance with generally accepted auditing standards, that such accountants believe that such audit provides a reasonable basis for their opinion, and that in their opinion such consolidated financial statements present fairly, in all material respects, the consolidated financial position of the PAC REIT and its consolidated subsidiaries as at the end of such fiscal year and the consolidated results of their operations and cash flows for such fiscal year in conformity with generally accepted accounting principles, or (ii) contain such statements as are customarily included in unqualified reports of independent accountants in conformity with the recommendations and requirements of the American Institute of Certified Public Accountants (or any successor organization, together with all management letters of such accountants addressed to the PAC REIT or any other Credit Party.
(b)    Quarterly Financial Statements. Not later than five (5) days following the date the PAC REIT files its Form 10-Q with the SEC for each of the first three fiscal quarters of the PAC REIT, but in any event within 50 days after the close of each of such first three quarterly accounting periods in each fiscal year of the PAC REIT, the unaudited consolidated and consolidating balance sheets of the PAC REIT and its consolidated Subsidiaries as at the end of such quarterly period and the related unaudited consolidated and consolidating statements of income and of cash flows for such quarterly period and/or for the fiscal year to date, and setting forth, in the case of such unaudited consolidated and consolidating statements of income and of cash flows, comparative figures for the related periods in the prior fiscal year.
(c)    Officer’s Compliance Certificates. At the time of the delivery of the financial statements provided for in subparts (a) and (b) above, (i) a certificate (a “Compliance Certificate”), substantially in the form of Exhibit E, signed by a Financial Officer of the PAC REIT to the effect that (A) no Default or Event of Default exists or, if any Default or Event of Default does exist, specifying the nature and extent thereof and the actions the Credit Parties have taken or proposes to take with respect thereto, and (B) the representations and warranties of the Credit Parties are true and correct in all material respects (or in the case of any representation and warranty that is already subject to a materiality qualifier, true and correct), except to the extent that any relate to an earlier specified date, in which case, such representations shall be true and correct in all material respects (or in the case of any representation and warranty that is already subject to a materiality qualifier, true and correct) as of the date made, which certificate shall set forth (x) the calculations required to establish compliance with the provisions of Section 7.08 and (y) the calculations required to demonstrate the Adjusted Funds From Operations for the Consolidated Entities, and (ii) if, as a result of any change in accounting principles and policies (or the application thereof) from those used in the preparation of the historical financial statements of the PAC REIT, the consolidated financial statements of the Credit Parties delivered pursuant to Section 6.01(a) and Section 6.01(b) will differ in any material respect from the consolidated financial statements that would have been delivered pursuant to such subdivisions had no such change in accounting principles and policies been made, then, together with the first delivery of such financial statements after such change, one or more statements of reconciliation for all such prior financial statements in form and substance reasonably satisfactory to the Administrative Agent.
(d)    Reserved.
(e)    Budgets and Forecasts. Not later than January 31 of each fiscal year of the PAC REIT and its Subsidiaries, commencing with January 31, 2017, a consolidated budget in reasonable detail for
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each of the four fiscal quarters of such fiscal year, and (if and to the extent prepared by management of ~~the~~any Borrower or any other Credit Party) for any subsequent fiscal years, as customarily prepared by management for its internal use, setting forth, with appropriate discussion, the forecasted balance sheet, income statement, operating cash flows and Capital Expenditures of the PAC REIT and its Subsidiaries for the period covered thereby, and the principal assumptions upon which forecasts and budget are based.
(f)    Notices. Promptly, and in any event within three Business Days, after any Credit Party or any Subsidiary obtains knowledge thereof, notice of:
(i)    the occurrence of any event that constitutes a Default or Event of Default, which notice shall specify the nature thereof, the period of existence thereof and what action the ~~Borrower proposes~~Borrowers propose to take with respect thereto;
(ii)    the commencement of, or any other material development concerning, any litigation or governmental or regulatory proceeding pending against any Credit Party or any Subsidiary or the occurrence of any other event, if the same could be reasonably likely to have a Material Adverse Effect;
(iii)    any significant adverse change in ~~the~~any Borrower’s or any Subsidiary’s relationship with, or any significant event or circumstance that is in ~~the~~such Borrower’s reasonable judgment likely to adversely affect ~~the~~such Borrower’s or any Subsidiary’s relationship with, (A) any customer (or related group of customers) representing more than 10% of the ~~Borrower’s~~Borrowers’ consolidated revenues during its most recent fiscal year, or (B) any supplier that is material to the operations of the PAC REIT and its Subsidiaries considered as an entirety;
(iv)    any written notice of default under, or other material written notice delivered or received pursuant to or relating to, the terms of any of (A) the Property Senior Loan Documentation, (B) the ~~Mezzanine~~Real Estate Investment Loan Documentation, or (C) the Note Receivable Documentation;
(v)    any event that could reasonably be expected to have a Material Adverse Effect; or
(vi)    any change in the information provided in the Beneficial Ownership Certification that would result in a change to the list of beneficial owners identified in parts (c) or (d) of such certification.
(g)    ERISA. Promptly, and in any event within 10 days after any Credit Party or any Subsidiary of a Credit Party or any ERISA Affiliate knows of the occurrence of any ERISA Event, the Borrower Representative will deliver to the Administrative Agent and each of the Lenders a certificate of an Authorized Officer of the Borrower Representative setting forth the full details as to such occurrence and the action, if any, that such Credit Party or such Subsidiary of such Credit Party or such ERISA Affiliate is required or proposes to take, and any actions taken or threatened by the IRS, U.S. Department of Labor or PBGC, together with any notices required or proposed to be given by such Credit Party or such Subsidiary of such Credit Party or the ERISA Affiliate to or filed with the PBGC, a Plan participant or the Plan administrator with respect thereto. The Borrower Representative shall promptly and in any event within 5 days after the filing thereof with the IRS, deliver or cause to be delivered to the Administrative Agent and each of the Lenders a copy of each funding waiver request filed with respect to any Plan and all communications received by any Credit Party or any Subsidiary of a Credit Party or, to
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the best knowledge of the ~~Borrower~~Borrowers, any ERISA Affiliate with respect to such request. As soon as is reasonably practicable upon the Administrative Agent’s reasonable request, the Borrower Representative shall cause to be delivered to the Administrative Agent and each of the Lenders each of the following: (i) for the three most recent plan years, annual reports on 5500 Series forms required to be filed with the IRS or the Department of Labor for each Single Employer Plan; (ii) all actuarial reports prepared for the last three plan years for each Single Employer Plan; (iii) a listing of all Multi-Employer Plans, with the aggregate amount of the most recent annual contributions required to be made by any Credit Party or any Subsidiary of a Credit Party or any ERISA Affiliate to each such plan; (iv) any information that has been provided in writing by any Governmental Authority to any Credit Party or any Subsidiary of a Credit Party or any ERISA Affiliate regarding withdrawal liability under any Multi-Employer Plan; and (v) the aggregate amount of the most recent annual payments made to former employees of any Credit Party or any Subsidiary of a Credit Party under any retiree health plan.
(h)    Environmental Matters. Promptly upon, and in any event within 10 Business Days after, an officer of a Credit Party or any Subsidiary of a Credit Party obtaining knowledge thereof, notice of one or more of the following environmental matters to the extent any of the following could reasonably be expected to have a Material Adverse Effect: (i) any pending or threatened Environmental Claim against such Credit Party or any of its Subsidiaries or any Real Property owned or operated by such Credit Party or any of its Subsidiaries or which constitutes collateral security for any ~~Mezzanine Loan~~Real Estate Investment Loan or Note Receivable Investment; (ii) any condition or occurrence on or arising from any Real Property owned or operated by such Credit Party or any of its Subsidiaries or which constitutes collateral security for any ~~Mezzanine Loan~~Real Estate Investment Loan or Note Receivable Investment that (A) results in noncompliance by such Credit Party or any of its Subsidiaries with any applicable Environmental Law or (B) would reasonably be expected to form the basis of a Environmental Claim against such Credit Party or any of its Subsidiaries or any such Real Property; (iii) any condition or occurrence on any Real Property owned, leased or operated by such Credit Party or any of its Subsidiaries or which constitutes collateral security for any ~~Mezzanine Loan~~Real Estate Investment Loan or Note Receivable Investment that could reasonably be expected to cause such Real Property to be subject to any restrictions on the ownership, occupancy, use or transferability by such Credit Party or any of its Subsidiaries of such Real Property under any Environmental Law; and (iv) the taking of any removal or remedial action in response to the actual or alleged presence of any Hazardous Material on any Real Property owned, leased or operated by such Credit Party or any of its Subsidiaries or which constitutes collateral security for any ~~Mezzanine Loan~~Real Estate Investment Loan or Note Receivable Investment as required by any Environmental Law or any governmental or other Global agency. All such notices shall describe in reasonable detail the nature of the Environmental Claim, the Credit Party’s or such Subsidiary’s response thereto and the potential exposure in Dollars of the Credit Parties and their Subsidiaries with respect thereto.
(i)    SEC Reports and Registration Statements. Promptly after transmission thereof or other filing with the SEC, copies of all registration statements (other than the exhibits thereto and any registration statement on Form S-8 or its equivalent) and all annual, quarterly or current reports that any Credit Party or any Subsidiary files with the SEC on Form 10-K, 10-Q or 8-K (or any successor forms). Any such documents that are filed pursuant to and are accessible through EDGAR will be deemed to have been provided to the Administrative Agent and each Lender.
(j)    Annual, Quarterly and Other Reports. Promptly after transmission thereof to its stockholders, copies of all annual, quarterly and other reports and all proxy statements that the PAC REIT or ~~the~~any Borrower furnishes to its stockholders generally. Any such documents that are filed pursuant to
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and are accessible through EDGAR will be deemed to have been provided to the Administrative Agent and each Lender.
(k)    Auditors’ Internal Control Comment Letters, etc. Promptly upon receipt thereof, a copy of each letter or memorandum commenting on internal accounting controls and/or accounting or financial reporting policies followed by the Credit Parties and/or any of their Subsidiaries that is submitted to such Credit Party or Subsidiary, as applicable, by its independent accountants in connection with any annual or interim audit made by them of the books of the PAC REIT or any of its Subsidiaries.
(l)    Reserved.
(m)    Other Notices. Promptly after the transmission or receipt thereof, as applicable, copies of all written notices received or sent by any Credit Party to or from the holders of any Material Indebtedness or any trustee with respect thereto.
(n)    Proposed Amendments, etc. to Certain Agreements. No later than five (5) Business Days prior to the effectiveness thereof, copies of substantially final drafts of any proposed amendment, supplement, waiver or other modification with respect to any Material Indebtedness Agreement, any of the Property Senior Loan Documentation, any of the ~~Mezzanine~~Real Estate Investment Loan Documentation, any of the Note Receivable Documentation, or any other agreement or instrument subject to the restrictions contained in Section 7.13. that could (i) reasonably be expected to have a Material Adverse Effect, or (ii) be adverse to the interests of the Lenders.
(o)    Notice Regarding Material Contracts. Promptly, and in any event within ten (10) Business Days (i) after any Material Contract of any Credit Party is terminated or amended in a manner that could reasonably be expected to have a Material Adverse Effect, or (ii) after any new Material Contract is entered into, written notice of the same. For the avoidance of doubt, no notice will be required in connection with the expiry of a Material Contract pursuant to its terms.
(p)    Anti-Corruption Laws or Sanctions. Promptly (i) if any Credit Party obtains knowledge that any Credit Party or any Person that owns, directly or indirectly, any Equity Interests of any Credit Party, or any other holder at any time of any direct or indirect equitable, legal or beneficial interest therein is the subject of any Sanctions, has its assets located in any Sanctioned Country, directly or indirectly derives revenues from investments in, or transactions with, Sanctioned Persons or has taken any action, directly or indirectly, that would result in a violation by such Persons of any Anti-Corruption Laws, such Credit Party will notify the Administrative Agent and (ii) upon the request of the Administrative Agent or any Lender (through the Administrative Agent), such Credit Party will provide any information the Administrative Agent or such Lender believes is reasonably necessary to be delivered to comply with the USA Patriot Act.
(q)    Other Information. Promptly upon the reasonable request therefor (and in any events within 10 days of such request), such other information or documents (financial or otherwise) relating to any Credit Party or any Subsidiary as the Administrative Agent or any Lender (through the Administrative Agent) may reasonably request from time to time.
(r)    Reserved.
Section 6.02    Books, Records and Inspections
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. Each Credit Party will, and will cause each of its Subsidiaries to, (i) keep proper books of record and account, in which full and correct entries shall be made of all financial transactions and the assets and business of such Credit Party or such Subsidiary, as the case may be, in accordance with GAAP; and (ii) permit officers and designated representatives of the Administrative Agent or any of the Lenders to visit and inspect any of the properties or assets of such Credit Party and/or its Subsidiaries in whomsoever’s possession (but only to the extent such Credit Party or such Subsidiary, as applicable, has the right to do so if in the possession of another Person), to examine the books of account of such Credit Party or such Subsidiary, as applicable, and make copies thereof and take extracts therefrom, and to discuss the affairs, finances and accounts of such Credit Party and/or such Subsidiary, as applicable, with, and be advised as to the same by, its and their officers and independent accountants and independent actuaries (so long as a representative of such Credit Party or Subsidiary, as applicable, has been afforded the opportunity to participate in any such discussion), if any, all at such reasonable times and intervals (and prior to the occurrence of an Event of Default, at Administrative Agent and the Lenders’ cost) and to such reasonable extent as the Administrative Agent or any of the Lenders (through the Administrative Agent) may request. Notwithstanding anything to the contrary in this Section, no Credit Party or any of its Subsidiaries will be required to disclose, permit the examination or making abstracts of, or discussion of (a) any contract entered into in the ordinary course of business the disclosure of which to the Administrative Agent and the Lenders is prohibited by a confidentiality agreement entered into for purposes other than avoiding the Credit Parties’ and their Subsidiaries’ obligations under this Section, or (b) imposed by applicable law.
Section 6.03    Insurance.
(a)    Each Credit Party will, and will cause each of its Subsidiaries to, (i) maintain insurance coverage by such insurers and in such forms and amounts and against such risks as are generally consistent with the insurance coverage maintained by the Credit Parties and their Subsidiaries as of the Closing Date, and (ii) promptly upon the Administrative Agent’s or any Lender’s written request, furnish to the Administrative Agent or such Lender such information about such insurance as the Administrative Agent or such Lender may from time to time reasonably request, which information shall be prepared in form and detail reasonably satisfactory to the Administrative Agent or such Lender and certified by an Authorized Officer of the ~~Advisor, in its capacity as agent of the~~ Borrower Representative.
(b)    Each Credit Party will at all times keep its respective property that is subject to the Lien of any Security Document insured in favor of the Administrative Agent, for the benefit of the Secured Creditors and all policies or certificates (or certified copies thereof) with respect to such insurance (and any other insurance maintained by the Credit Parties) (i) shall be endorsed to the Administrative Agent’s satisfaction for the benefit of the Administrative Agent (including by naming the Administrative Agent as lenders’ loss payee (with respect to Collateral) or, to the extent permitted by applicable law, as an additional insured), (ii) shall state that such insurance policies shall not be canceled without 30 days’ prior written notice thereof (or 10 days’ prior written notice in the case of cancellation for the non-payment of premiums) by the respective insurer to the Administrative Agent, (iii) shall provide that the respective insurers irrevocably waive any and all rights of subrogation with respect to the Administrative Agent and the Lenders, and (iv) shall in the case of any such certificates or endorsements in favor of the Administrative Agent, be delivered to or deposited with the Administrative Agent.
(c)    If any Credit Party shall fail to maintain any insurance in accordance with this Section 6.03, or if any Credit Party shall fail to so endorse and deliver or deposit all endorsements or certificates with respect thereto within three (3) Business Days of receiving a request thereof from the Administrative Agent, the Administrative Agent shall have the right (but shall be under no obligation) to procure such
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insurance and the ~~Borrower agrees~~Borrowers agree to reimburse the Administrative Agent on demand for all costs and expenses of procuring such insurance.
Section 6.04    Payment of Taxes and Claims
. Each Credit Party will pay and discharge, and will cause each of its Subsidiaries to pay and discharge, all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any properties belonging to it, prior to the date on which penalties attach thereto, and all lawful claims that, if unpaid, might become a Lien or charge upon any properties of any Credit Party or any of their respective Subsidiaries; provided, however, that no Credit Party nor any of their respective Subsidiaries shall be required to pay any such tax, assessment, charge, levy or claim that is being contested in good faith and by proper proceedings if (i) it has maintained adequate reserves with respect thereto in accordance with GAAP and (ii) in the case of a tax or claim that has or may become a Lien against any of the Collateral, such proceedings conclusively operate to suspend the collection thereof to satisfy such tax or claim. Without limiting the generality of the foregoing, each Credit Party will, and will cause each of its Subsidiaries to, pay in full all of its wage obligations in accordance with the Fair Labor Standards Act (29 U.S.C. Sections 206207), with respect to its employees subject thereto, and any comparable provisions of applicable law.
Section 6.05    Corporate Franchises
. Each Credit Party will do, and will cause each of its Subsidiaries to do, or cause to be done, all things necessary to preserve and keep in full force and effect its corporate existence, rights and authority, qualification, franchises, licenses and permits; provided, however, that nothing in this Section 6.05 shall be deemed to prohibit any transaction permitted by Section 7.02.
Section 6.06    Good Repair
. Each Credit Party will, and will cause each of its Subsidiaries to, ensure that its material properties and equipment used or useful in its business in whomsoever’s possession they may be, are kept in reasonably good repair, working order and condition, normal wear and tear excepted, and that from time to time there are made in such properties and equipment all needful and proper repairs, renewals, replacements, extensions, additions, betterments and improvements thereto, in each case, to the extent and in the manner customary for companies in similar businesses.
Section 6.07    Compliance with Statutes, etc
. Each Credit Party will, and will cause each of its Subsidiaries to, comply with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all Governmental Authorities in respect of the conduct of its business and the ownership of its property, other than those the noncompliance with which would not individually or in the aggregate be reasonably expected to have a Material Adverse Effect.
Section 6.08    Compliance with Environmental Laws
. Without limitation of the covenants contained in Section 6.07:
(a)    Each Credit Party will comply, and will cause each of its Subsidiaries to comply (and each Credit Party shall use, and cause each of its Subsidiaries to use, commercially reasonable efforts to cause all other Persons occupying, using or present on any Real Property to comply), with all
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Environmental Laws applicable to the ownership, lease or use of all Real Property now or hereafter owned, leased or operated by such Credit Party or any of its Subsidiaries, and will promptly pay or cause to be paid all costs and expenses incurred in connection with such compliance, except to the extent that such compliance with Environmental Laws is being contested in good faith and by appropriate proceedings and for which adequate reserves have been established to the extent required by GAAP, and the reasonably likely outcome in such proceedings could not reasonably be expected to have a Material Adverse Effect.
(b)    Each Credit Party will keep or cause to be kept, and will cause each of its Subsidiaries to keep or cause to be kept, all such Real Property free and clear of any Liens imposed pursuant to such Environmental Laws other than Permitted Liens.
(c)    No Credit Party nor any of its Subsidiaries will generate, use, treat, store, release or dispose of, or permit the generation, use, treatment, storage, release or disposal of, Hazardous Materials on any Real Property now or hereafter owned, leased or operated by the Credit Parties or any of their Subsidiaries or transport or permit the transportation of Hazardous Materials to or from any such Real Property other than in compliance with applicable Environmental Laws and in the ordinary course of business, except to the extent that any noncompliance with Environmental Laws is being contested in good faith and by appropriate proceedings and for which adequate reserves have been established to the extent required by GAAP, and the reasonably likely outcome in such proceedings could not reasonably be expected to have a Material Adverse Effect.
(d)    If required to do so under any applicable order of any Governmental Authority, each Credit Party will undertake, and cause each of its Subsidiaries to undertake any clean up, removal, remedial or other action necessary to remove and clean up any Hazardous Materials from any Real Property owned, leased or operated by the Credit Parties or any of its Subsidiaries in accordance with, in all material respects, the requirements of all applicable Environmental Laws and in accordance with, in all material respects, such orders of all Governmental Authorities, except to the extent that such Credit Party or such Subsidiary contesting such order in good faith and by appropriate proceedings and for which adequate reserves have been established to the extent required by GAAP, and the reasonably likely outcome in such proceedings could not reasonably be expected to have a Material Adverse Effect.
Section 6.09    Certain Subsidiaries to Join in Guaranty and Agreement
. In the event that at any time after the Closing Date, any Credit Party acquires, creates or has any Subsidiary that owns or holds an interest in any Real Property or personal property and that is not already a party to the Guaranty, such Credit Party will, no later than fifty (50) days following the last day of the PAC REIT’s fiscal quarter during which any Credit Party acquires, creates or has any such Subsidiary, cause such Subsidiary to deliver to the Administrative Agent, in sufficient quantities for the Lenders, (a) a Guaranty Supplement (as defined in the Guaranty), duly executed by such Subsidiary, pursuant to which such Subsidiary joins in the Guaranty as a guarantor thereunder, (b) unless previously provided, resolutions of the Board of Directors or equivalent governing body of such Subsidiary, certified by the Secretary or an Assistant Secretary of such Subsidiary, as duly adopted and in full force and effect, authorizing the execution and delivery of such joinder supplement and the other Loan Documents to which such Subsidiary is or will be a party, together with such other corporate documentation and, unless the Administrative Agent agrees not to require an opinion, an opinion of counsel as the Administrative Agent shall reasonably request, in each case, in form and substance reasonably satisfactory to the Administrative Agent and (c) all such documents, instruments, agreements, and certificates as are similar to those described in Section 6.10. Notwithstanding the foregoing, the provisions of this Section 6.09 and
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of Section 6.10 below shall not apply to (i) any Subsidiary of ~~the Borrower~~PAC OP that is a Real Estate Subsidiary if the terms of the Property Senior Loan Documents to which such Real Estate Subsidiary is (or within 30 days (or such longer period as the Administrative Agent may agree) of its formation will become) a party or a provision of such Subsidiary’s Organizational Documents included either as a condition of the Property Senior Loan Documents or as a condition to the negotiated business arrangement with the holder of an Equity Interest in any such Subsidiary that is a Non-Wholly Owned Subsidiary of ~~the Borrower~~PAC OP, in each case, expressly prohibit such guaranty or such grant of a lien on Real Property or personal property (it being understood that if not so prohibited, such Real Estate Subsidiary is required by the terms hereof to comply with this Section 6.09 and Section 6.10), or (ii) any Subsidiary that is a Non-Wholly Owned Subsidiary of ~~the Borrower~~PAC OP if a provision of such Non-Wholly Owned Subsidiary’s Organizational Documents prohibits such guaranty and/or such grant of a lien on Real Property or personal Property of such Non-Wholly Owned Subsidiary, which prohibition was a condition to the negotiated business arrangement with a holder of such Equity Interest~~, or (iii) so long as the Anderson Interim Loan Agreement is in effect, New Market-Anderson; provided that upon termination of the Anderson Interim Loan Agreement, New-Market Anderson shall comply with this Section 6.09 if otherwise required to comply.~~.
Section 6.10    Additional Security; Further Assurances.
(a)    Additional Security. If any Credit Party at any time acquires, owns or holds an interest in any personal property of a type included in the Collateral that is not at the time included in the Collateral, the Borrower Representative will promptly notify the Administrative Agent in writing of such event, identifying the property or interests in question and referring specifically to the rights of the Administrative Agent and the Lenders under this Section, and the Credit Party will, or will cause such Subsidiary to grant to the Administrative Agent for the benefit of the Secured Creditors a Lien on such personal property no later than fifty (50) days following the last day of the PAC REIT’s fiscal quarter during which such Credit Party has acquired or otherwise becomes the holder or owner of such personal property, or in the case of any Subsidiary that first becomes a Subsidiary Guarantor after the Closing Date pursuant to  Section 6.09, also on the date that such Subsidiary becomes a Subsidiary Guarantor (each such date, the “Required Collateral Delivery Date”) (which in the case of (i) Equity Interests of a Real Estate Subsidiary owned by ~~the Borrower~~PAC OP or any other Subsidiary shall consist of a Lien on the maximum available percentage of such Equity Interests that can be pledged, taking into consideration the terms of any Property Senior Loan Documents into which such Real Estate Subsidiary intends to enter within 30 days (or such longer period as the Administrative Agent may agree) of such Required Collateral Delivery Date), but not less than a pledge of 49% of such the Equity Interests issued by such Real Estate Subsidiary, (ii) Equity Interests of any Subsidiary that is not a Real Estate Subsidiary owned by ~~the Borrower~~PAC OP or any other Subsidiary shall consist of a Lien on 100% of such Equity Interests, and (iii) ~~Mezzanine~~Real Estate Investment Loan Documentation or Notes Receivable Documentation shall consist of a Collateral Assignment of Loan Documents, unless in the case of each of clauses (i), (ii) and (iii), the Administrative Agent has waived in writing such requirement for a Lien with respect to any individual properties of the types described in the immediately preceding clauses (i) through (iii)), pursuant to the terms of such security agreements, pledge agreements, assignments, Collateral Assignments of Loan Documents, Buy-Sell Agreements, or other documents as the Administrative Agent deems appropriate (collectively, the “Additional Security Documents”) or a joinder in any existing Security Document. Furthermore, the ~~Borrower or~~Borrowers or such other Credit Party shall cause to be delivered to the Administrative Agent such opinions of local counsel, organizational documents, good standing certificates, corporate resolutions, searches (including UCC, tax lien, litigation, judgment and bankruptcy searches), loan documents, a Perfection Certificate, all Collateral items required to be physically delivered to the Administrative Agent thereunder, and other related documents as may be
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reasonably requested by the Administrative Agent in connection with the execution, delivery and recording of any such Additional Security Document or joinder, all of which documents shall be in form and substance reasonably satisfactory to the Administrative Agent. Notwithstanding the foregoing, the provisions of this Section 6.10(a) shall not apply to ~~(x) any Equity Interests in New Market-Anderson owned by the PAC REIT or any of its Subsidiaries, any Real Property of New Market-Anderson, and any personal property and assets of New Market-Anderson, in each case, so long as the Anderson Interim Loan Agreement is in effect; provided that upon termination of the Anderson Interim Loan Agreement, this Section 6.10(a) shall apply to the property referenced in this sentence to the extent it would otherwise apply, (y)~~ any Equity Interests in any Subsidiary that has been formed for a potential transaction but which does not yet own or hold any interest in any Real Property or personal property; provided that upon such a Subsidiary owning or holding an interest in any Real Property or personal property, this Section 6.10(a) shall apply, and (z) any Equity Interests in any Subsidiary whose assets consist solely of Equity Interests in another Subsidiary. This Section shall also be subject to the last sentence of Section 6.09, as applicable.
(b)    Further Assurances. The Credit Parties will, and will cause each of their respective Subsidiaries to, at the expense of the ~~Borrower~~Borrowers, make, execute, endorse, acknowledge, file and/or deliver to the Administrative Agent from time to time such conveyances, financing statements, transfer endorsements, powers of attorney, certificates, and other assurances or instruments and take such further steps relating to the Collateral covered by any of the Security Documents as the Administrative Agent may reasonably require.
Section 6.11    Control Agreements
. Upon the request of the Administrative Agent, the Credit Parties will enter into, and will maintain in effect, Control Agreements with respect to each Deposit Account maintained by the Credit Parties after the Closing Date. Each such Control Agreement shall be in form and substance reasonably satisfactory to the Administrative Agent.
Section 6.12    Material Contracts
. Each Credit Party and each of its Subsidiaries will perform and observe in all material respects all the terms and provisions of each Material Contract to be performed or observed by it, and no Credit Party will take, or permit any of its Subsidiaries to take, any action that would cause any such Material Contract to not be in full force and effect except, in each case, where the failure to do so, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.
Section 6.13    Senior Debt
. The Obligations shall, and the Credit Parties shall take all necessary action to ensure that the Obligations shall, at all times rank (a) at least pari passu in right of payment (to the fullest extent permitted by law) with all other senior Secured Indebtedness of the Credit Parties and (b) prior in right of payment, to the extent set forth in the applicable subordination agreement, to the Subordinated Indebtedness.
Section 6.14    Subordination
. Each Credit Party shall cause all Indebtedness and other obligations now or hereafter owed by it to any of its Affiliates to be subordinated in right of payment and security to the Indebtedness and other Obligations owing to the Administrative Agent and the Lenders in accordance with a subordination
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agreement or other arrangements in form and substance reasonably satisfactory to the Administrative Agent.
Section 6.15    Lender Meetings
. The Credit Parties will, upon the request of the Administrative Agent or the Required Lenders, participate in a meeting of the Administrative Agent and the Lenders once during each fiscal year to be held at ~~the Borrower’s~~PAC OP’s corporate offices (or at such other location as may be agreed to by the Borrower Representative and Administrative Agent) at such time as may be agreed to by the Borrower Representative and the Administrative Agent.
Section 6.16    REIT Status
. The PAC REIT shall maintain its status as, and election to be treated as, a REIT under the Code.
Section 6.17    Compliance with Anti-Corruption Laws and Sanctions
. The Credit Parties will maintain in effect and enforce policies and procedures designed to promote and achieve compliance by the Credit Parties and their respective Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions.
Section 6.18    Exchange Listing
. The PAC REIT shall maintain at least one class of common shares of the PAC REIT having trading privileges on the New York Stock Exchange or NYSE MKT or which is subject to price quotations on The NASDAQ Stock Market’s National Market System.
Section 6.19    Post Closing Deliverables
.
(a)    Eagle 9 Policy. By no later than 5 Business Days after the Closing Date (or such later date as the Administrative Agent may agree), the Administrative Agent shall have received, in form and substance reasonably satisfactory to the Administrative Agent, the indemnity policies of insurance for loss based on failure of attachment, perfection or priority of Administrative Agent’s security interest in the Equity Interests in the Subsidiaries, issued in the form of an “Eagle 9” UCC insurance policy by a title insurance company reasonably satisfactory to the Administrative Agent.
(b)    Insurance Certificates. By no later than 30 days after the Closing Date (or such later date as the Administrative Agent may agree), the Administrative Agent shall have received certificates of insurance and other evidence reasonably satisfactory to it of (a) compliance with the insurance requirements of this Agreement and the Security Documents, and (b) adequate insurance covering each Real Estate Subsidiary.
Section 6.20    Coordination with Other Lenders/Repo Purchasers and Their Custodians
. The Credit Parties will keep Administrative Agent informed of the current name, address and contact information concerning all Warehouse Facilities and MBS Indebtedness, update such information provided to Administrative Agent as changes occur, and cooperate and assist Administrative Agent in exchanging information with such others (and their document custodians or trustees) to prevent and
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promptly correct conflicting claims to and interests in Collateral between or among lenders or repurchase facilities counterparties.
ARTICLE VII.

NEGATIVE COVENANTS
Each of the ~~Borrower~~Borrowers and the PAC REIT hereby covenants and agrees that on the Closing Date and thereafter for so long as this Agreement is in effect and until such time as the Revolving Commitments have been terminated, no Notes remain outstanding and the Loans, together with interest, Fees and all other Obligations incurred hereunder and under the other Loan Documents, have been paid in full as follows:
Section 7.01    Changes in Business
. No Credit Party nor any of its Subsidiaries will engage in any business other than the businesses engaged in by the Credit Parties and its Subsidiaries on the Closing Date and any other business reasonably related thereto.
Section 7.02    Consolidation, Merger, Asset Sales, etc
. No Credit Party will, nor will any Credit Party permit any of its Subsidiaries to, (i) wind up, liquidate or dissolve its affairs, (ii) enter into any transaction of merger or consolidation, (iii) sell or otherwise dispose of any of its other property or assets outside the ordinary course of business, or otherwise make or otherwise effect any Asset Sale, or (iv) agree to do any of the foregoing at any future time, except that, if no Event of Default shall have occurred and be continuing or would result therefrom, each of the following shall be permitted:
(a)    the merger, consolidation or amalgamation of (i) any Subsidiary of ~~the~~a Borrower with or into ~~the~~any Borrower, provided ~~the~~that a Borrower is the surviving or continuing or resulting entity; ~~or~~ (ii) any Subsidiary of ~~the~~any Borrower with and into any Subsidiary Guarantor, provided that the surviving or continuing or resulting entity is the Subsidiary Guarantor; or (iii) PAC Carveout with and into PAC OP;
(b)    any Asset Sale by (i) ~~the~~any Borrower to any other Credit Party, or (ii) any Subsidiary of ~~the~~a Borrower to any other Credit Party; ~~and~~
(c)    any Subsidiary of ~~the~~a Borrower may wind up, liquidate or dissolve its affairs so long as prior to any dissolution of such Subsidiary its assets are transferred pursuant to an Asset Sale permitted in the immediately preceding clause (b) or a Capital Contribution permitted under Section 7.07; provided that the Borrower Representative shall have given the Administrative Agent at least 10 Business Days’ prior written notice (or such shorter period as the Administrative Agent may agree) of any such dissolution of a Credit Party or of a Subsidiary in which the Administrative Agent has received a pledge of its Equity Interests~~.~~; and
(d)    the Project Vortex Transaction.
Section 7.03    Liens
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. No Credit Party will, nor will any Credit Party permit its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon or with respect to any property or assets of any kind of such Credit Party or such Subsidiary whether now owned or hereafter acquired, except that the foregoing shall not apply to:
(a)    any Standard Permitted Lien;
(b)    Liens in existence on the Closing Date that are listed in Schedule 7.03 hereto;
(c)    any first mortgage Lien granted pursuant to any Property Senior Loan Documentation by a Real Estate Subsidiary on Real Property owned by such Subsidiary; provided that (A) such Liens only secure Indebtedness permitted by Section 7.04(d), and (B) the recourse thereunder is limited to such Real Property and such Lien does not apply to any other property or assets of the Credit Parties or any of their respective Subsidiaries.
(d)    Liens (other than those described in subpart (c) above) (i) that are placed upon fixed or capital assets acquired, constructed or improved by the Credit Parties or any of their respective Subsidiaries, provided that (A) such Liens only secure Indebtedness permitted by Section 7.04(b), (B) such Liens and the Indebtedness secured thereby are incurred prior to or within 120 days after such acquisition or the completion of such construction or improvement, (C) the Indebtedness secured thereby does not exceed 90% of the cost of acquiring, constructing or improving such fixed or capital assets; and (D) such Liens shall not apply to any other property or assets of the Credit Parties or any of their respective Subsidiaries; or (ii) arising out of the refinancing, extension, renewal or refunding of any Indebtedness secured by any such Liens, provided that the principal amount of such Indebtedness is not increased and such Indebtedness is not secured by any additional assets;
(e)    any Lien granted to the Administrative Agent securing any of the Obligations or any other Indebtedness of the Credit Parties under the Loan Documents or any Indebtedness under any Designated Hedge Agreement or any Hedge Agreement entered into with a Secured Hedge Provider; or
(f)    any Lien to secure the Indebtedness permitted under Section 7.04(f), so long as any Liens securing such Indebtedness do not encumber any Collateral (or any property required to be Collateral), any of the Equity Interests of the type described in clauses (y) or (z) of the last sentence of Section 6.10(a), or any Equity Interests of ~~the~~any Borrower.
Section 7.04    Indebtedness
. No Credit Party will, nor will any Credit Party permit any of its Subsidiaries to, contract, create, incur, assume or suffer to exist any Indebtedness (including Guaranty Obligations constituting Indebtedness under clause (vii) of the definition of Indebtedness) of the Credit Parties or any of their respective Subsidiaries (including, for the avoidance of doubt, Real Estate Subsidiaries), except:
(a)    Indebtedness incurred under this Agreement and the other Loan Documents;
(b)    (i) Indebtedness consisting of Capitalized Lease Obligations of the Credit Parties and their Subsidiaries, (ii) Indebtedness secured by a Lien referred to in Section 7.03(d), and (iii) any refinancing, extension, renewal or refunding of any such Indebtedness not involving an increase in the principal amount thereof, provided the aggregate outstanding principal amount (using Capitalized Lease Obligations in lieu of principal amount, in the case of any Capital Lease) of Indebtedness permitted by this subpart (b) shall not exceed $500,000 at any time;
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(c)    any intercompany loans made by the PAC REIT, ~~the~~any Borrower or any Subsidiary of ~~the~~a Borrower to any other Credit Party (other than the PAC REIT); provided that such intercompany loans shall constitute Subordinated Indebtedness;
(d)    Secured Indebtedness incurred by any Real Estate Subsidiary under any Property Senior Loan Documentation; provided that at the time of the incurrence of any such Indebtedness (i) no Event of Default shall have occurred and be continuing, or would result therefrom, and (ii) such Real Estate Subsidiary shall have complied with the applicable provisions of Section 6.09 and Section 6.10;
(e)    Indebtedness in respect of accrued but unpaid dividends in respect of Equity Interests;
(f)    Recourse Indebtedness owed to a Lender that is Secured Indebtedness of the Credit Parties and their Subsidiaries, determined on a consolidated basis, in a principal amount not exceeding $75,000,000 at any time; and
~~(g)    the guaranty by the PAC REIT of the Advisor’s corporate credit cards issued to the Advisor's employees in an amount not to exceed $750,000; and~~
(~~h~~g)    MBS Indebtedness incurred by an MBS Subsidiary; provided that such MBS Indebtedness (i) is the sole obligation of the MBS Subsidiary and (ii) is nonrecourse to all Credit Parties and other Subsidiaries.
For the avoidance of doubt, no Credit Party will, and no Credit Party will permit any of its Subsidiaries to incur any Unsecured Indebtedness that is also Recourse Indebtedness, other than any such Indebtedness permitted in subparts (b), (c) and (e) above of this Section 7.04.
Section 7.05    ~~Reserved~~No
Plan Assets. No Credit Party will take any action (or omit to take any action) that would result in such Credit Party holding (a) Plan Assets or (b) plan assets subject to Similar Law.
Section 7.06    Permitted Investments
. No Credit Party will, nor will any Credit Party permit any of its Subsidiaries to, make an Investment in or otherwise own the following items which would cause the aggregate value of such holdings of such Persons to exceed the following percentages of Total Asset Value at any time:
(a)    Unimproved Land (which shall not include any Development Property) such that the aggregate undepreciated book value thereof exceeds 5.0% of Total Asset Value;
(b)    Development Properties, such that the aggregate undepreciated book value thereof exceeds 15.0% of Total Asset Value;
(c)    Investments in Unconsolidated ~~Affiliates~~Entities, such that the aggregate value thereof exceeds 15.0% of Total Asset Value;
(d)    Common Stock, Preferred Equity Interests, other capital stock, beneficial interest in trust, membership interest in limited liability companies and other Equity Interests in Persons (other than Consolidated Entities and Unconsolidated ~~Affiliates~~Entities) such that the aggregate value of such interests calculated on the basis of the lower of cost or market, exceeds 10.0% of Total Asset Value;
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(e)    Real Property that is not used primarily for multifamily residential, retail or office purposes such that the aggregate value thereof exceeds ~~20.0~~10.0% of Total Asset Value;
(f)    Other than ~~Mezzanine Loan Investments~~Real Estate Investment Loans, loans, advances, capital contributions or extensions of credit to, guarantees or assumptions of debt or purchases or other acquisitions of any other Indebtedness of any other Person, such that the aggregate value thereof exceeds ~~5.0~~10.0% of Total Asset Value;
(g)    MBS Investments and Other Debt Investments, such that the sum of (i) the book value (as determined in accordance with GAAP) of all Other Debt Investments and (ii) all MBS Equity in such MBS Investments, exceeds 10.0% of Total Asset Value.
In addition to the foregoing limitations, the aggregate value of (a) through (g) above shall not exceed 20.0% of Total Asset Value.
Section 7.07    Restricted Payments
. No Credit Party will, nor will any Credit Party permit any of its Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except:
(a)    the PAC REIT or any of its Subsidiaries may declare and pay or make Restricted Payments of the types described in clauses (i) and (ii) of the definition of Restricted Payments that are payable solely in additional shares of its common stock (or warrants, options or other rights to acquire additional shares of its common stock);
(b)    any Subsidiary of ~~the~~a Borrower may declare and pay or make Capital Distributions to ~~the~~a Borrower or any Subsidiary Guarantor;
(c)    so long as no Event of Default shall have occurred and be continuing or would result therefrom, (A) the PAC REIT may declare and make Restricted Payments of the types described in clauses (i) and (ii) of the definition of Restricted Payment to its ~~equityholders~~equity holders, and (B) ~~the Borrower~~PAC OP may pay Cash Dividends and/or Capital Distributions to the PAC REIT and other holders of partnership interests in ~~the Borrower~~PAC OP so long as Cash Dividends and Capital Distributions, in the aggregate, whether accrued or paid, but without duplication (collectively, the “Testing Distributions”), during any period of four consecutive fiscal quarters (each such period, a “Testing Distributions Period”) do not exceed ~~ninety-five~~one hundred percent (~~95~~100%) of the Adjusted Funds From Operations of the Consolidated Entities, provided that (x) with respect to Cash Redemptions paid by ~~the Borrower~~PAC OP to the PAC REIT solely for the purpose of the PAC REIT making Capital Distributions for redemptions of its Preferred Equity Interests, only Net Redemptions shall be included for purposes of including such redemptions in such calculation, and (y) that until March 30, 2021, (i) Net Redemptions for any fiscal quarter will be calculated from the fiscal quarter starting April 1, 2020 ~~[~~(e.g., as of September 30, 2020, the calculation period shall be from April 1, 2020 through September 30, 2020, and as of December 31, 2020, the calculation period shall be from April 1, 2020 through December 31, 2020~~]~~), and (ii) any Cash Dividends paid to PAC REIT for dividends payable with respect to its common stock Equity Interests for any fiscal quarter shall be calculated on an annualized basis commencing on April 1, 2020 (e.g., as of September 30, 2020, such Cash Dividends shall be calculated from April 1, 2020 through September 30, 2020, annualized, and as of December 31, 2020, such Cash Dividends shall be calculated from April 1, 2020 through December 31, 2020, annualized). For the avoidance of doubt, any Cash Dividends paid to PAC REIT for dividends payable with respect to its Preferred Equity Interests shall continue to be calculated with respect to any period of four consecutive fiscal quarters.
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Notwithstanding the foregoing ~~(1) the Borrower~~, PAC OP shall be permitted to pay Cash Dividends to the extent required to make Required REIT Distributions~~, and (2) the PAC REIT may not increase or otherwise deviate in any material respect from its historical practices with respect to the making of Capital Distributions to its equityholders without first obtaining prior written consent of the Administrative Agent and the Required Lenders determined in the exercise of their Permitted Discretion;~~;
(d)    so long as no Event of Default shall have occurred and be continuing or would result therefrom, following the consummation of the Project Vortex Transaction, PAC OP may pay Cash Dividends and/or Capital Distributions to the PAC REIT and other holders of partnership interests in PAC OP using the proceeds of the Project Vortex Transaction in an aggregate amount not to exceed $265,000,000; and
(~~d~~e)    so long as no Event of Default shall have occurred and be continuing or would result therefrom and subject to the terms of the Management Subordination Agreement, ~~the Borrower may pay, or make distributions to the PAC REIT to pay,~~PAC Carveout may pay management fees pursuant to the Management Agreement.
Notwithstanding the foregoing, but subject to the following sentence, if an Event of Default or Default exists, ~~the Borrower~~PAC OP may only declare and make Cash Dividends to the PAC REIT and other holders of partnership interests in ~~the Borrower~~PAC OP with respect to any fiscal year to the extent necessary for the PAC REIT to distribute, and the PAC REIT may so distribute, an aggregate amount not to exceed the minimum amount necessary for the PAC REIT to remain in compliance with Section 6.16. If an Event of Default specified in Section 8.01(a) or Section 8.01(i) shall exist, or if as a result of the occurrence of any other Event of Default any of the Obligations have been accelerated pursuant to the terms hereof, ~~the Borrower~~PAC OP shall not, and shall not permit any Subsidiary to, make any Restricted Payments to any Person other than to ~~the~~a Borrower or any Subsidiary Guarantor.
Section 7.08    Financial Covenants.
(a)    Consolidated Tangible Net Worth. The Credit Parties will not permit the Consolidated Tangible Net Worth of the Consolidated Entities to at any time be less than $~~1,500,000,000.~~1,560,000,000; provided, however, that from and after the closing of the Project Vortex Transaction, the Credit Parties will not permit the Consolidated Tangible Net Worth of the Consolidated Entities to at any time be less than $1,300,000,000.
(b)    Leverage Ratio. The Credit Parties will not permit at any time the Total Leverage Ratio to be greater than 0.65 to 1.00.
(c)    Debt Service Coverage Ratio. The Credit Parties will not permit at any time the Debt Coverage Ratio to be less than (i) during any Testing Distributions Period in which the Testing Distributions for such period exceed 95% of Adjusted Funds From Operations, 1.70:1.00 and (ii) at any other time, 1.50 to 1.00.
(d)    Minimum Property Debt Yield. The Credit Parties will not permit at any time (i) from ~~September 30, 2018, through September 30, 2020, the Property Debt Yield to be 8.25% or less, (ii) from October 1, 2020, through December 12, 2021, the Property Debt Yield to be 8.50% or less and (iii) if the Revolving Facility Termination Date is extended pursuant to Section 2.15, from December 12, 2021, through the Revolving Facility Termination date, as extended~~the Third Amendment Effective Date through May 4, 2023, the Property Debt Yield to be 8.75% or less, and (ii) from May 5, 2023 through the
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Revolving Facility Termination Date (as may be extended pursuant to Section 2.15), the Property Debt Yield to be 9.0% or less.
(e)    Minimum Liquidity. The Credit Parties will not permit the Minimum Liquidity to at any time be less than (i) during any Testing Distributions Period in which the Testing Distributions for such period exceed 95% of Adjusted Funds From Operations, $50,000,000, and (ii) at any other time, $40,000,000.
Section 7.09    Limitation on Certain Restrictive Agreements
. No Credit Party will, nor will any Credit Party permit any of its Subsidiaries to, directly or indirectly, enter into, incur or permit to exist or become effective, any “negative pledge” covenant or other agreement, restriction or arrangement that prohibits, restricts or imposes any condition upon (a) the ability of any Credit Party or any of their respective Subsidiaries to create, incur or suffer to exist any Lien upon any of its property or assets as security for Indebtedness, or (b) the ability of any such Credit Party or any such Subsidiary to make Capital Distributions or any other interest or participation in its profits owned by any Credit Party or any Subsidiary, or pay any Indebtedness owed to any Credit Party or any Subsidiary, or to make loans or advances to any Credit Party or any Subsidiary, or transfer any of its property or assets to any Credit Party or any Subsidiary, except for such restrictions existing under or by reason of (i) applicable law, (ii) this Agreement and the other Loan Documents, (iii) customary provisions restricting subletting or assignment of any lease governing a leasehold interest, (iv) customary provisions restricting assignment of any licensing agreement entered into in the ordinary course of business, (v) customary provisions restricting the transfer or further encumbering of assets subject to Liens permitted under Section 7.03(d), (vi) customary restrictions affecting only a Subsidiary of ~~the~~a Borrower (other than any other Borrower) under any agreement or instrument governing any of the Indebtedness of a Credit Party permitted pursuant to Section 7.04, (vii) any document relating to Indebtedness secured by a Lien permitted by Section 7.03, insofar as the provisions thereof limit grants of junior liens on the assets securing such Indebtedness, and (viii) any Operating Lease or Capital Lease, insofar as the provisions thereof limit grants of a security interest in, or other assignments of, the related leasehold interest to any other Person ~~and (ix) the Anderson Interim Loan Agreement~~.
Section 7.10    Transactions with Affiliates
. No Credit Party will, nor will any Credit Party permit any of its Subsidiaries to, enter into any transaction or series of transactions with any Affiliate (other than, in the case of ~~the~~a Borrower, any Subsidiary or another Borrower, and in the case of a Subsidiary, ~~the~~any Borrower or another Subsidiary) other than in the ordinary course of business of and pursuant to the reasonable requirements of such Credit Party’s or such Subsidiary’s business and upon fair and reasonable terms no less favorable to such Credit Party or such Subsidiary than would be obtained in a comparable arm’s-length transaction with a Person other than an Affiliate, except (i) sales of goods to an Affiliate for use or distribution outside the United States that in the good faith judgment of the Credit Parties comply with any applicable legal requirements of the Code, or (ii) agreements and transactions with and payments to officers, directors and shareholders that are either (A) entered into in the ordinary course of business and not prohibited by any of the other provisions of this Agreement, or (B) entered into outside the ordinary course of business, approved by the directors or shareholders of ~~the Borrower~~PAC OP, and not prohibited by any of the other provisions of this Agreement or in violation of any law, rule or regulation.
Section 7.11    Plan Terminations, Minimum Funding, etc
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. No Credit Party will, nor will any Credit Party permit any of its Subsidiaries to, and will not permit any ERISA Affiliate to, (i) terminate any Plan or Plans so as to result in liability of the Credit Parties, their Subsidiaries or any ERISA Affiliate to the Plan, Plans or PBGC in excess of, in the aggregate, the amount that is equal to 5% of the PAC REIT’s Consolidated Net Worth as of the date of the then most recent financial statements furnished to the Lenders pursuant to the provisions of this Agreement, (ii) permit to exist one or more events or conditions that present a material risk of the termination by the PBGC of any Plan or Plans with respect to which the Credit Parties, their Subsidiaries or ERISA Affiliate would, in the event of such termination, incur liability to the Plan, Plans or PBGC in excess of such amount in the aggregate, (iii) fail to comply with the minimum funding standards of ERISA and the Code with respect to any Plan, or (iv) incur an obligation to contribute to, or become a contributing sponsor (as such term is defined in Section 4001 of ERISA) in, any Multi-Employer Plan or Multiple Employer Plan.
Section 7.12    PAC REIT Covenant
. The PAC REIT shall not engage in any trade or business, other than the ownership of the Equity Interests in its Subsidiaries and activities relating thereto, the performance of its respective obligations under the Loan Documents to which it is a party, and the maintenance of its corporate existence and corporate governance. ~~Notwithstanding the preceding sentence, and provided that no Event of Default shall have occurred and be continuing or would result therefrom, the PAC REIT may initiate an Internalization, subject to Administrative Agent’s prior approval of such Internalization in its sole discretion~~
Section 7.13    ~~New Mezzanine~~Real Estate Investment Loan Documentation; Modification of Certain Agreements
. All ~~Mezzanine~~Real Estate Investment Loan Documentation entered into after the Closing Date shall contain express exculpatory provisions providing that no member, manager or other equityholder of the Credit Party that is the ~~mezzanine~~ lender thereunder shall be liable in any respect for any failure to fund thereunder. No Credit Party will amend, modify, supplement, waive or otherwise change, or consent or agree to any amendment, modification, supplement, waiver or other change to any of the terms of any ~~preferred~~Preferred Equity Interests of the Credit Parties (other than any such amendment, modification, supplement, waiver or other change for which no fee is payable to the holders of such preferred stock and that (i)  extends the scheduled redemption date or reduces the amount of any scheduled redemption payment or (ii)  reduces the rate or extend any date for payment of dividends thereon). No Credit Party shall amend, supplement, restate or otherwise modify any of its Organizational Documents if such amendment, supplement, restatement or other modification is (x) adverse to the interests of the Administrative Agent or the Lenders or (y) could reasonably be expected to have a Material Adverse Effect.
Section 7.14    Bank Accounts
. On or prior to the Closing Date, ~~the Borrower~~PAC OP shall establish, and shall thereafter maintain, its Deposit Accounts at KeyBank National Association, unless the Administrative Agent consents to ~~the Borrower~~PAC OP establishing or maintaining its Deposit Accounts with another depository institution. In connection with any consent provided by the Administrative Agent in connection with the foregoing, ~~the Borrower~~PAC OP shall cause to be delivered to the Administrative Agent, if requested by the Administrative Agent, a Control Agreement entered into by ~~the Borrower~~PAC OP, the Administrative Agent and the depository institution at which the account is to be opened pursuant to which such depository institution acknowledges the security interest of the Administrative Agent in such Deposit
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Account, agrees to comply with instructions originated by the Administrative Agent directing disposition of the funds in the Deposit Account without further consent from ~~the Borrower~~PAC OP, and agrees to subordinate and limit any security interest the bank may have in the Deposit Account and waive all rights of set-off with respect thereto (other than for customary fees and expenses) on terms satisfactory to the Administrative Agent.
Section 7.15    Anti-Corruption Laws and Sanctions
. No Credit Party nor any of their respective Subsidiaries shall be subject to or in violation of any Anti-Corruption Laws or Sanctions that prohibit or limit the conduct of business with or the receiving of funds, goods or services to or for the benefit of certain Persons specified therein or that prohibits or limits any Lender from making any advance or extension of credit to ~~the~~any Borrower or from otherwise conducting business with ~~the~~any Borrower or any other Credit Party.
Section 7.16    Fiscal Year
. No Credit Party shall, nor shall it permit any of its Subsidiaries to, change its Fiscal Year end from December 31.
Section 7.17    Reserved.
Section 7.18    Hedge Agreements
. No Credit Party shall, and no Credit Party shall permit any of its Subsidiaries to, enter into or become obligated in respect of any Hedge Agreement, other than Hedge Agreements entered into by a Credit Party or any of its Subsidiaries to hedge liabilities, commitments or assets held or reasonably anticipated to be held by such Credit Party or such Subsidiary.
Section 7.19    ~~Dissolution of Certain Subsidiaries. Prior to their dissolution, the Borrower shall not permit any of (i) Madison Wade Green Lending, LLC, (ii) Irvine Mezzanine Lending, LLC; (iii) City Vista Mezzanine Lending, LLC (iv) Iris Crosstown Mezzanine Lending, LLC, or (v) Newport Overton Mezzanine Lending, LLC to own any assets.~~Reserved.
Section 7.20    MBS Investments
. No Credit Party will, nor will any Credit Party permit its Subsidiaries to, permit or cause any MBS Subsidiary to:
(a)    own any assets other than such MBS Investment; or
(b)    incur MBS Indebtedness such that the ratio of such MBS Indebtedness to the corresponding MBS Equity is greater than or equal to 7.00 to 1.00.
ARTICLE VIII.

EVENTS OF DEFAULT
Section 8.01    Events of Default
. Any of the following specified events shall constitute an Event of Default (each an “Event of Default”):
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(a)    Payments: the ~~Borrower~~Borrowers shall (i) default in the payment when due (whether at maturity, on a date fixed for a scheduled repayment, on a date on which a required prepayment is to be made, upon acceleration or otherwise) of any principal of the Loans; or (ii) default, and such default shall continue for five or more Business Days, in the payment when due of any interest on the Loans, any Fees or any other Obligations; or
(b)    Representations, etc.: any representation, warranty or statement made by ~~the~~any Borrower or any other Credit Party herein or in any other Loan Document or in any statement or certificate delivered or required to be delivered pursuant hereto or thereto shall prove to be untrue in any material respect (without duplication as to any materiality modifiers, qualifications, or limitations applicable thereto) on the date as of which made, deemed made, or confirmed; or
(c)    Certain Covenants: ~~the~~any Borrower shall default in the due performance or observance by it of any term, covenant or agreement contained in Sections 6.01, 6.05, 6.09, 6.10, 6.11, 6.12, 6.13, 6.14, 6.15, 6.16, 6.17 or 6.19 or Article VII of this Agreement; or
(d)    Other Covenants: any Credit Party shall default in the due performance or observance by it of any term, covenant or agreement contained in this Agreement or any other Loan Document (other than those referred to in Section 8.01(a) or (b) or (c) above) and such default is not remedied within 30 days after the earlier of (i) an Authorized Officer of any Credit Party obtaining knowledge of such default or (ii) ~~the~~any Borrower receiving written notice of such default from the Administrative Agent or the Required Lenders (any such notice to be identified as a “notice of default” and to refer specifically to this paragraph); or
(e)    Cross Default Under Other Agreements; Designated Hedge Agreements: any Credit Party or any of its Subsidiaries shall (i) default in any payment with respect to any Indebtedness evidenced by the Property Senior Loan Documentation or any other Material Indebtedness (other than the Loans), and such default shall continue after the applicable grace period, if any, specified in the Property Senior Loan Documentation or in any agreement or instrument relating to such Material Indebtedness; or (ii) default in the observance or performance of any agreement or condition relating to any Indebtedness evidenced by the Property Senior Loan Documentation or any other Material Indebtedness, or contained in any instrument or agreement evidencing, securing or relating thereto (and all grace periods applicable to such observance, performance or condition shall have expired), or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness evidenced by the Property Senior Loan Documentation or of such Material Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause any such Indebtedness evidenced by the Property Senior Loan Documentation or such Material Indebtedness to become due prior to its stated maturity; or any such Indebtedness evidenced by the Property Senior Loan Documentation or such Material Indebtedness of any Credit Party or any of its Subsidiaries shall be declared to be due and payable, or shall be required to be prepaid (other than by a regularly scheduled required prepayment or redemption, prior to the stated maturity thereof); or (iii) without limitation of the foregoing clauses, default in any payment obligation under a Designated Hedge Agreement or Hedge Agreement provided by a Secured Hedge Provider, and such default shall continue after the applicable grace period, if any, specified in such Designated Hedge Agreement or Hedge Agreement or any other agreement or instrument relating thereto; or
(f)    Invalidity of Loan Documents: any provision of any Loan Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or under such
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Loan Document or satisfaction in full of all the Obligations, ceases to be in full force and effect; or any Credit Party or any other Person contests in any manner the validity or enforceability of any provision of any Loan Document; or any Credit Party denies that it has any or further liability or obligation under any Loan Document, or purports to revoke, terminate or rescind any Loan Document or the Administrative Agent fails to have; or
(g)    Invalidity of Liens: any security interest and Lien purported to be created by any Security Document shall cease to be in full force and effect (other than in accordance with the terms hereof and thereof), or shall cease to give the Administrative Agent, for the benefit of the Secured Creditors, the Liens, rights, powers and privileges purported to be created and granted under such Security Documents (including a perfected first priority security interest in and Lien on, all of the Collateral thereunder (except as otherwise expressly provided in such Security Document)) or shall be asserted by any Credit Party not to be, a valid, perfected, first priority (except as otherwise expressly provided in this Agreement or such Security Document) security interest in or Lien on any Collateral covered thereby~~;~~ (other than as a result of the failure of the Administrative Agent to maintain possession of certificates actually delivered to it representing securities pledged under the Security Documents or to file UCC continuation statements after notice from the ~~Borrower~~Borrowers to file same); or
(h)    Judgments: (i) one or more judgments, orders or decrees (or any settlement of any claim that, if breached, could result in a judgment order or decree) shall be entered against any Credit Party and/or any of its Subsidiaries involving a liability (other than a liability covered by insurance, as to which the carrier has adequate claims paying ability and has not effectively reserved its rights) of $5,000,000 or more individually or in the aggregate for all such judgments, orders, decrees and settlements for the Credit Parties and their Subsidiaries in any calendar year, and any such judgments or orders or decrees or settlements shall not have been vacated, discharged or stayed or bonded pending appeal within 30 days from the entry thereof; or (ii) one or more judgments, orders, decrees or settlements shall be entered against any Credit Party and/or any of its Subsidiaries involving a required divestiture of any material properties, assets or business reasonably estimated to have a fair value in excess of $5,000,000, and any such judgments, orders or decrees shall not have been vacated, discharged or stayed or bonded pending appeal within 30 days from the entry thereof; or
(i)    Insolvency Event: any Insolvency Event shall occur with respect to any Credit Party or any of its Subsidiaries; or
(j)    ERISA: (i) any ERISA Event shall have occurred and either (A) such event or events could reasonably be expected to have a Material Adverse Effect, (B) there shall result from any such event or events the imposition of a Lien, or (C) a liability of any Credit Party or any Subsidiary in excess of $5,000,000 or more individually or in the aggregate shall result or any Credit Party, or (ii) any Credit Party, or any Subsidiary of any Credit Party or any ERISA Affiliate fails to pay when due after the expiration of an applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multi-Employer Plan that ~~results~~could reasonably be expected to result in a Material Adverse Effect; or
(k)    Change of Control: if there occurs a Change of Control; or
(l)    Cessation of Business: any cessation of a substantial part of the business of any Credit Party for a period that could reasonably be expected to have a Material Adverse Effect; or
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(m)    Environmental: the PAC REIT and its Subsidiaries shall have any Environmental Liabilities and Costs (other than Environmental Liabilities and Costs covered by insurance, as to which the carrier has adequate claims paying ability and has not effectively disclaimed coverage), the payment of which is reasonably probable and which could reasonably be expected to have a Material Adverse Effect (after taking into consideration available claims or rights of recovery that the PAC REIT and its Subsidiaries may have against any third-party, to the extent reasonably expected to be realized); or
(n)    Subordinated Affiliate Obligations: any Affiliate of any Credit Party holding obligations of any Credit Party that are subordinated to the Obligations shall fail to perform or comply with any of the subordination provisions of any subordination agreement or other subordination document evidencing or governing such obligations; or
(o)    Subordinated Indebtedness: (i) any holder of Subordinated Indebtedness that is an Affiliate of any Credit Party shall fail to perform or comply with any of the subordination provisions of the documentation evidencing or governing such Subordinated Indebtedness, or (ii) the subordination provisions of the documents evidencing or governing any Subordinated Indebtedness shall, in whole or in part, terminate, cease to be effective or cease to be legally valid, binding and enforceable against any holder of the applicable Subordinated Indebtedness; or
(p)    REIT Status: The PAC REIT fails to maintain its status as a REIT.
Section 8.02    Remedies
. Upon the occurrence of any Event of Default, and at any time thereafter, if any Event of Default shall then be continuing, the Administrative Agent (i) may, in its discretion, or (ii) shall, upon the written request of the Required Lenders, by written notice to the Borrower Representative, take any or all of the following actions, without prejudice to the rights of the Administrative Agent or any Lender to enforce its claims against ~~the~~any Borrower or any other Credit Party in any manner permitted under applicable law:
(a)    declare the Revolving Commitments terminated, whereupon the Revolving Commitment of each Lender shall terminate immediately without any other notice of any kind;
(b)    declare the principal of and any accrued interest in respect of all Loans and all other Obligations (other than any Obligations under any Designated Hedge Agreement) owing hereunder and thereunder to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by ~~the~~each Borrower; or
(c)    exercise any other right or remedy available under any of the Loan Documents or applicable law (including, to the extent permitted by applicable law, appoint a receiver for the assets and properties of the PAC REIT and its Subsidiaries, without notice of any kind whatsoever and without regard to the adequacy of any security for the Obligations or the solvency of any party bound for its payment, to take possession of all or any portion of the property and/or business operations of the PAC REIT and its Subsidiaries and to exercise such power as the court shall confer upon such receiver); provided that the Administrative Agent shall not exercise remedies under any Buy-Sell Agreement without the consent of all Lenders;
provided that, if an Event of Default specified in Section 8.01(i) shall occur, the result that would occur upon the giving of written notice by the Administrative Agent as specified in clauses (a), (b) and/or (c) above shall occur automatically without the giving of any such notice.
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No Secured Creditor shall be under any obligation to marshal any assets in favor of any Credit Party or any other party or against or in payment of any or all of the Obligations.
~~The~~Each Borrower agrees that upon the occurrence of an Event of Default, upon request by the Administrative Agent, it will cooperate with the Administrative Agent and the Lenders to cause the Real Properties owned by the respective Real Estate Subsidiaries ~~(other than, so long as the Anderson Interim Loan Agreement is in effect, New Market-Anderson)~~ to be refinanced and to use the Net Cash Proceeds of such Indebtedness to prepay the Loans, and, if the Revolving Commitments have not previously been terminated pursuant to this Section 8.02, the Total Revolving Commitment shall be permanently reduced on the date of any such prepayment by an amount equal to such prepayment.
Section 8.03    Application of Certain Payments and Proceeds
. All payments and other amounts received by the Administrative Agent or any Lender through the exercise of remedies hereunder or under the other Loan Documents shall, unless otherwise required by the terms of the other Loan Documents or by applicable law, be applied as follows:
(i)    first, to the payment of that portion of the Obligations constituting fees, indemnities and expenses and other amounts (including attorneys’ fees and amounts due under Article III) payable to the Administrative Agent in its capacity as such and the Swing Line Lender in its capacity as such, ratably among the Administrative Agent and the Swing Line Lender in proportion to the respective amounts described in this clause (i) payable to them;
(ii)    second, to the payment of that portion of the Obligations constituting fees, indemnities and expenses (including attorneys’ fees and amounts due under Article III) payable to each Lender, ratably among them in proportion to the aggregate of all such amounts;
(iii)    third, to the payment of that portion of the Obligations constituting accrued and unpaid interest on the Loans, ratably among the Lenders in proportion to the aggregate of all such amounts;
(iv)    fourth, pro rata to the payment of (A) that portion of the Obligations constituting unpaid principal of the Loans, ratably among the Lenders in proportion to the aggregate of all such amounts, and (B) the amounts due to Designated Hedge Creditors under Designated Hedge Agreements and to Secured Hedge Providers under Hedge Agreements to which they are party, in each case, subject to confirmation by the Administrative Agent that any calculations of termination or other payment obligations are being made in accordance with normal industry practice;
(v)    fifth, to the payment of all other Obligations of the Credit Parties owing under or in respect of the Loan Documents that are then due and payable to the Administrative Agent, the Swing Line Lender, the Lenders, the Designated Hedge Creditors and the Secured Hedge Providers, ratably based upon the respective aggregate amounts of all such Obligations owing to them on such date; and
(vi)    finally, any remaining surplus after all of the Obligations have been paid in full, to the ~~Borrower~~Borrowers or to whomsoever shall be lawfully entitled thereto.
Notwithstanding anything to the contrary in the foregoing, with respect to Swap Obligations, no Designated Hedge Creditor or Secured Hedge Provider shall receive any of the proceeds received from
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any Guarantor that is not an ECP or the proceeds from Collateral that was owned by any Credit Party that is not an ECP, in each case, with such determination as to whether a Credit Party is an ECP being made after giving effect to the applicable keepwell agreement set forth in Section 33 of the Guaranty.
ARTICLE IX.

THE ADMINISTRATIVE AGENT
Section 9.01    Appointment.
(a)    Each Lender hereby irrevocably designates and appoints KeyBank National Association to act as specified herein and in the other Loan Documents, and each such Lender hereby irrevocably authorizes KeyBank National Association as the Administrative Agent for such Lender, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. The Administrative Agent agrees to act as such upon the express conditions contained in this Article. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein or in the other Loan Documents, nor any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against the Administrative Agent. The provisions of this Article IX are solely for the benefit of the Administrative Agent and the Lenders, and no Credit Party shall have any rights as a third-party beneficiary of any of the provisions hereof. In performing its functions and duties under this Agreement, the Administrative Agent shall act solely as agent of the Lenders and does not assume and shall not be deemed to have assumed any obligation or relationship of agency or trust with or for the Credit Parties or any of their respective Subsidiaries.
(b)    Each Lender hereby further irrevocably authorizes the Administrative Agent on behalf of and for the benefit of the Lenders, to be the agent for and representative of the Lenders with respect to the Guaranty, the Security Agreement, the Collateral and any other Loan Document. Subject to Section 11.12, without further written consent or authorization from Lenders, the Administrative Agent may execute any documents or instruments necessary to (i) release any Lien encumbering any item of Collateral that is the subject of a sale or other disposition of assets permitted hereby or to which the Lenders that are required to give consent under Section 11.12 have consented, or (ii) release any Guarantor from the Guaranty with respect to the Lenders that are required to give consent under Section 11.12 have consented.
(c)    Anything contained in any of the Loan Documents to the contrary notwithstanding, the ~~Borrower~~Borrowers, the Administrative Agent and each Lender hereby agree that (i) no Lender shall have any right individually to realize upon any of the Collateral or to enforce the Guaranty, it being understood and agreed that all powers, rights and remedies hereunder may be exercised solely by the Administrative Agent, on behalf of the Lenders in accordance with the terms hereof and all powers, rights and remedies under the Loan Documents may be exercised solely by the Administrative Agent, and (ii) in the event of a foreclosure by the Administrative Agent on any of the Collateral pursuant to a public or private sale, the Administrative Agent or any Lender may be the purchaser of any or all of such Collateral at any such sale and the Administrative Agent, as agent for and representative of the Secured Creditors (but not any Lender or Lenders in its or their respective individual capacities unless the Required Lenders shall otherwise agree in writing) shall be entitled, for the purpose of bidding and making settlement or payment
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of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Obligations as a credit on account of the purchase price for any collateral payable by the Administrative Agent at such sale.
Section 9.02    Delegation of Duties
. The Administrative Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, sub-agents or attorneys-in-fact, and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents, sub-agents or attorneys-in-fact selected by it with reasonable care except to the extent otherwise required by Section 9.03. All of the rights, benefits and privileges (including the exculpatory and indemnification provisions) of Section 9.03 shall apply to any such sub-agent and to the Affiliates of any such sub-agent, and shall apply to their respective activities as sub-agent as if such sub-agent and Affiliates were named herein. Notwithstanding anything herein to the contrary, with respect to each sub-agent appointed by the Administrative Agent, (i) such sub-agent shall be a third party beneficiary under this Agreement with respect to all such rights, benefits and privileges (including exculpatory and rights to indemnification) and shall have all of the rights, benefits and privileges of a third party beneficiary, including an independent right of action to enforce such rights, benefits and privileges (including exculpatory rights and rights to indemnification) directly, without the consent or joinder of any other Person, against any or all of the Credit Parties and the Lenders, (ii) such rights, benefits and privileges (including exculpatory rights and rights to indemnification) shall not be modified or amended without the consent of such sub-agent, and (iii) such sub-agent shall only have obligations to the Administrative Agent and not to any Credit Party, any Lender or any other Person and no Credit Party, Lender or any other Person shall have the rights, directly or indirectly, as a third party beneficiary or otherwise, against such sub-agent.
Section 9.03    Exculpatory Provisions
. Neither the Administrative Agent nor any of its Related Parties shall be (a) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Loan Document (except for its or such Related Parties’ own gross negligence or willful misconduct as determined by a final non-appealable judgment of a court of competent jurisdiction) or (b) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Credit Parties or any of their respective Subsidiaries or any of their respective officers contained in this Agreement, any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document or for any failure of any Credit Party or any of its officers to perform its obligations hereunder or thereunder. The Administrative Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Credit Parties or any of their respective Subsidiaries. The Administrative Agent shall not be responsible to any Lender for the effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of this Agreement or any Loan Document or for any representations, warranties, recitals or statements made herein or therein or made in any written or oral statement or in any financial or other statements, instruments, reports, certificates or any other documents in connection herewith or therewith furnished or made by the Administrative Agent to the Lenders or by or on behalf of the Credit Parties or any of their respective Subsidiaries to the Administrative Agent or any Lender or be required to ascertain or inquire as to the performance or observance of any of the terms,
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conditions, provisions, covenants or agreements contained herein or therein or as to the use of the proceeds of the Loans or of the existence or possible existence of any Default or Event of Default.
Section 9.04    Reliance by Administrative Agent
. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, e-mail or other electronic transmission, facsimile transmission, telex or teletype message, statement, order or other document or conversation believed by it, in good faith, to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including counsel to the PAC REIT or any of its Subsidiaries), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with a request of the Required Lenders or all of the Lenders, as applicable, as to any matter that, pursuant to Section 11.12, can only be effectuated with the consent of all Required Lenders, or all applicable Lenders, as the case may be), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders.
Section 9.05    Notice of Default
. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Administrative Agent has received notice from a Lender or the Borrower Representative referring to this Agreement, describing such Default or Event of Default and stating that such notice is a “notice of default.” If the Administrative Agent receives such a notice, the Administrative Agent shall give prompt notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders; provided, however, that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.
Section 9.06    Non-Reliance
. Each Lender expressly acknowledges that neither the Administrative Agent nor any of its Related Parties has made any representations or warranties to it and that no act by the Administrative Agent hereinafter taken, including any review of the affairs of the Credit Parties or their respective Subsidiaries, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Lender. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent, or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of, and investigation into, the business, assets, operations, property, financial and other conditions, prospects and creditworthiness of the Credit Parties and their Subsidiaries and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Administrative Agent, or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this
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Agreement, and to make such investigation as it deems necessary to inform itself as to the business, assets, operations, property, financial and other conditions, prospects and creditworthiness of the Credit Parties and their Subsidiaries. The Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, assets, property, financial and other conditions, prospects or creditworthiness of the Credit Parties and their Subsidiaries that may come into the possession of the Administrative Agent or any of its Related Parties.
Section 9.07    No Reliance on Administrative Agent’s Customer Identification Program
. Each Lender acknowledges and agrees that neither such Lender, nor any of its Affiliates, participants or assignees, may rely on the Administrative Agent to carry out such Lender’s, Affiliate’s, participant’s or assignee’s customer identification program, or other obligations required or imposed under or pursuant to the USA Patriot Act or the regulations thereunder, including the regulations contained in 31 CFR 103.121 (as hereafter amended or replaced, the “CIP Regulations”), or any other law pertaining to the prevention of future acts of terrorism, any Anti-Corruption Laws or any Sanctions, including any programs involving any of the following items relating to or in connection with the Credit Parties or their respective Subsidiaries, any of their respective Affiliates or agents, the Loan Documents or the transactions hereunder: (a) any identity verification procedures, (b) any record keeping, (c) any comparisons with government lists, (d) any customer notices or (e) any other procedures required under the CIP Regulations or such other laws.
Section 9.08    USA Patriot Act
. Each Lender or assignee or participant of a Lender that is not organized under the laws of the United States of America or a state thereof (and is not excepted from the certification requirement contained in Section 313 of the USA Patriot Act and the applicable regulations because it is both (a) an affiliate of a depository institution or foreign bank that maintains a physical presence in the United States or foreign country, and (b) subject to supervision by a banking authority regulating such affiliated depository institution or foreign bank) shall deliver to the Administrative Agent the certification, or, if applicable, recertification, certifying that such Lender is not a “shell” and certifying to other matters as required by Section 313 of the USA Patriot Act and the applicable regulations: (i) within 10 days after the Closing Date, and (ii) at such other times as are required under the USA Patriot Act.
Section 9.09    Indemnification
. The Lenders agree to indemnify the Administrative Agent and its Related Parties, ratably according to their pro rata share of the Aggregate Credit Facility Exposure (excluding Swing Line Loans), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, reasonable expenses or disbursements of any kind whatsoever that may at any time (including at any time following the payment of the Obligations) be imposed on, incurred by or asserted against the Administrative Agent or such Related Parties in any way relating to or arising out of this Agreement or any other Loan Document, or any documents contemplated by or referred to herein or the transactions contemplated hereby or any action taken or omitted to be taken by the Administrative Agent or such Related Parties under or in connection with any of the foregoing, but only to the extent that any of the foregoing is not paid by the ~~Borrower~~Borrowers; provided, however, that no Lender shall be liable to the Administrative Agent or any of its Related Parties for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to the extent resulting solely from the Administrative Agent’s or such Related Parties’ gross negligence or willful misconduct as determined by a final non-appealable judgment of a court of competent jurisdiction.
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If any indemnity furnished to the Administrative Agent or any such Related Parties for any purpose shall, in the opinion of the Administrative Agent, be insufficient or become impaired, the Administrative Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished. The agreements in this Section shall survive the payment of all Obligations.
Section 9.10    The Administrative Agent in Individual Capacity
. The Administrative Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Credit Parties, their respective Subsidiaries and their Affiliates as though not acting as Administrative Agent hereunder. With respect to the Loans made by it and all Obligations owing to it, the Administrative Agent shall have the same rights and powers under this Agreement as any Lender and may exercise the same as though it were not the Administrative Agent, and the terms “Lender” and “Lenders” shall include the Administrative Agent in its individual capacity.
Section 9.11    Successor Administrative Agent
. The Administrative Agent may resign at any time upon not less than 30 days notice to the Lenders and the Borrower Representative. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with the Borrower Representative, to appoint a successor. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may on behalf of the Lenders, appoint a successor Administrative Agent; provided, however, that if the Administrative Agent shall notify the Borrower Representative and the Lenders that no such successor is willing to accept such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (i) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders under any of the Loan Documents, the retiring Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (ii) all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender directly, until such time as the Required Lenders appoint a successor Administrative Agent as provided for above in this paragraph. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Administrative Agent, and the retiring Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents, including duties and obligations as the Swing Line Lender (if not already discharged therefrom as provided above in this paragraph). Any resignation by the Administrative Agent shall also constitute resignation as the Swing Line Lender. The fees payable by the ~~Borrower~~Borrowers to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the ~~Borrower~~Borrowers and such successor. After the retiring Administrative Agent’s resignation hereunder and under the other Loan Documents, the provisions of this Article and Section 11.02 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent.
Section 9.12    Other Agents
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. Any Lender identified herein as a co-agent, syndication agent, documentation agent, joint lead arrangers, joint book runners or any other corresponding title, other than “Administrative Agent,” shall have no right, power, obligation, liability, responsibility or duty under this Agreement or any other Loan Document except those applicable to all Lenders as such. Each Lender acknowledges that it has not relied, and will not rely, on any Lender so identified in deciding to enter into this Agreement or in taking or not taking any action hereunder.
Section 9.13    Collateral Matters
. The Administrative Agent may from time to time make such disbursements and advances (“Agent Advances”) that the Administrative Agent, in its sole discretion, deems necessary or desirable to preserve, protect, prepare for sale or lease or dispose of the Collateral or any portion thereof, to enhance the likelihood or maximize the amount of repayment by the ~~Borrower~~Borrowers of the Loans and other Obligations or to pay any other amount chargeable to the ~~Borrower~~Borrowers or the other Credit Parties pursuant to the terms of this Agreement, including costs, fees and expenses as described in Section 11.01. The Agent Advances shall constitute Obligations hereunder, shall be repayable on demand, shall be secured by the Collateral and shall bear interest at a rate per annum equal to the rate then applicable to Revolving Loans that are Base Rate Loans. The Administrative Agent shall notify each Lender and the Borrower Representative in writing of each such Agent Advance, which notice shall include a description of the purpose of such Agent Advance. Without limitation to its obligations pursuant to Section 9.09, each Lender agrees that it shall make available to the Administrative Agent, upon the Administrative Agent’s demand, in Dollars in immediately available funds, the amount equal to such Lender’s pro rata share of each such Agent Advance. If such funds are not made available to the Administrative Agent by such Lender, the Administrative Agent shall be entitled to recover such funds on demand from such Lender, together with interest thereon for each day from the date such payment was due until the date such amount is paid to the Administrative Agent, at the Federal Funds Effective Rate for three Business Days and thereafter at the Base Rate.
Section 9.14    Agency for Perfection
. The Administrative Agent and each Lender hereby appoints the Administrative Agent and each other Lender as agent and bailee for the purpose of perfecting the security interests in and liens upon the Collateral in assets that, in accordance with Article 9 of the UCC, can be perfected only by possession or control (or where the security interest of a secured party with possession or control has priority over the security interest of another secured party) and the Administrative Agent and each Lender hereby acknowledges that it holds possession of or otherwise controls any such Collateral for the benefit of the Administrative Agent and the Lenders as secured party. Should any Lender obtain possession or control of any such Collateral, such Lender shall notify the Administrative Agent thereof, and, promptly upon the Administrative Agent’s request therefor shall deliver such Collateral to the Administrative Agent or in accordance with the Administrative Agent’s instructions. Without limiting the generality of the foregoing, each Lender hereby appoints the Administrative Agent for the purpose of perfecting the Administrative Agent’s Liens on the Deposit Accounts or on any other deposit accounts or securities accounts of any Credit Party, in each case, at any time such Liens are requested by the Administrative Agent. Each Credit Party by its execution and delivery of this Agreement hereby consents to the foregoing.
Section 9.15    Proof of Claim
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. The Lenders and the ~~Borrower~~Borrowers hereby agree that after the occurrence of an Event of Default pursuant to Section 8.01(i), in case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Borrower or any of the Guarantors, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the ~~Borrower~~Borrowers or any of the Guarantors) shall be entitled and empowered, by intervention in such proceeding or otherwise:
(a)    to file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Loans and any other Obligations that are owing and unpaid and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their agents and counsel and all other amounts due the Lenders and the Administrative Agent hereunder) allowed in such judicial proceeding; and
(b)    to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;
and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent and other agents hereunder. Nothing herein contained shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lenders or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding. Further, nothing contained in this Section 9.15 shall affect or preclude the ability of any Lender to (i) file and prove such a claim in the event that the Administrative Agent has not acted within ten (10) days prior to any applicable bar date and (ii) require an amendment of the proof of claim to accurately reflect such Lender’s outstanding Obligations.
Section 9.16    Posting of Approved Electronic Communications.
(a)    Delivery of Communications. Each Credit Party hereby agrees, unless directed otherwise by the Administrative Agent or unless the electronic mail address referred to below has not been provided by the Administrative Agent to such Credit Party that it will, or will cause its Subsidiaries to, provide to the Administrative Agent all information, documents and other materials that it is obligated to furnish to the Administrative Agent or to the Lenders pursuant to the Loan Documents, including all notices, requests, financial statements, financial and other reports, certificates and other information materials, but excluding any such communication that (i) is or relates to a Notice of Borrowing or a Notice of Continuation or Conversion, (ii) relates to the payment of any principal or other amount due under this Agreement prior to the scheduled date therefor, (iii) provides notice of any Default under this Agreement or any other Loan Document or (iv) is required to be delivered to satisfy any condition precedent to the effectiveness of this Agreement and/or any Loan or other extension of credit hereunder (all such non-excluded communications being referred to herein collectively as “Communications”), by transmitting the Communications in an electronic/soft medium that is properly identified in a format acceptable to the
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Administrative Agent to an electronic mail address as directed by the Administrative Agent. In addition, each Credit Party agrees, and agrees to cause its Subsidiaries, to continue to provide the Communications to the Administrative Agent or the Lenders, as the case may be, in the manner specified in the Loan Documents but only to the extent requested by the Administrative Agent.
(b)    Platform. Each Credit Party further agrees that Administrative Agent may make the Communications available to the Lenders by posting the Communications on Intralinks, SyndTrak or a substantially similar electronic transmission system (the “Platform”).
(c)    No Warranties as to Platform. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE INDEMNITEES DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE COMMUNICATIONS OR THE ADEQUACY OF THE PLATFORM AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS OR OMISSIONS IN THE COMMUNICATIONS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS IS MADE BY THE INDEMNITEES IN CONNECTION WITH THE COMMUNICATIONS OR THE PLATFORM. IN NO EVENT SHALL THE INDEMNITEES HAVE ANY LIABILITY TO ANY LENDER OR ANY OTHER PERSON FOR DAMAGES OF ANY KIND, WHETHER OR NOT BASED ON STRICT LIABILITY AND INCLUDING DIRECT OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOSSES OR EXPENSES (WHETHER IN TORT, CONTRACT OR OTHERWISE) ARISING OUT OF THE ADMINISTRATIVE AGENT’S TRANSMISSION OF COMMUNICATIONS THROUGH THE INTERNET, EXCEPT TO THE EXTENT THE LIABILITY OF ANY INDEMNITEES IS FOUND IN A FINAL, NON-APPEALABLE ORDER BY A COURT OF COMPETENT JURISDICTION TO HAVE RESULTED PRIMARILY FROM SUCH INDEMNITEE’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.
(d)    Delivery Via Platform. The Administrative Agent agrees that the receipt of the Communications by the Administrative Agent at its electronic mail address set forth above shall constitute effective delivery of the Communications to the Administrative Agent for purposes of the Loan Documents. Each Lender agrees that receipt of notice to it (as provided in the next sentence) specifying that the Communications have been posted to the Platform shall constitute effective delivery of the Communications to such Lender for purposes of the Loan Documents. Each Lender agrees to notify the Administrative Agent in writing (including by electronic communication) from time to time of such Lender’s electronic mail address to which the foregoing notice may be sent by electronic transmission and that the foregoing notice may be sent to such electronic mail address.
(e)    No Prejudice to Notice Rights. Nothing herein shall prejudice the right of the Administrative Agent or any Lender to give any notice or other communication pursuant to any Loan Document in any other manner specified in such Loan Document.
Section 9.17    Credit Bidding
. Each Lender hereby irrevocably authorizes the Administrative Agent, based upon the instruction of the Required Lenders, to credit bid and purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral at any sale thereof conducted under the provisions of the UCC, including pursuant to Sections 9-610 or 9-620 thereof, at any sale thereof conducted under the provisions of the Bankruptcy Code (including Section 363 of the Bankruptcy Code) or any applicable bankruptcy, insolvency, reorganization or other similar law (whether domestic or foreign) now or hereafter in effect,
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or at any sale or foreclosure conducted by the Administrative Agent (whether by judicial action or otherwise) in accordance with applicable law.
Section 9.18    Erroneous Payments.
(a)    If the Administrative Agent notifies a Lender or Secured Creditor, or any Person who has received funds on behalf of a Lender or Secured Creditor (any such Lender, Secured Creditor or other recipient, a “Payment Recipient”) that the Administrative Agent has determined in its sole discretion (whether or not after receipt of any notice under immediately succeeding clause (b)) that any funds received by such Payment Recipient from the Administrative Agent or any of its Affiliates were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Lender, Secured Creditor or other Payment Recipient on its behalf) (any such funds, whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and demands the return of such Erroneous Payment (or a portion thereof) (provided, that, without limiting any other rights or remedies (whether at law or in equity), the Administrative Agent may not make any such demand under this clause (a) with respect to an Erroneous Payment unless such demand is made within 120 days of the date of receipt of such Erroneous Payment by the applicable Payment Recipient), such Erroneous Payment shall at all times remain the property of the Administrative Agent and shall be segregated by the Payment Recipient and held in trust for the benefit of the Administrative Agent, and such Lender or Secured Creditor shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than two (2) Business Days thereafter, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent in same day funds at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. A notice of the Administrative Agent to any Payment Recipient under this clause (a) shall be conclusive, absent manifest error.
(b)    Without limiting immediately preceding clause (a), each Lender or Secured Creditor, or any Person who has received funds on behalf of a Lender or Secured Creditor, hereby further agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates), or (z) that such Lender or Secured Creditor, or other such recipient, otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part) in each case:
(i)    (A) in the case of immediately preceding clauses (x) or (y), an error shall be presumed to have been made (absent written confirmation from the Administrative Agent to the contrary) or (B) an error has been made (in the case of immediately preceding clause (z)), in each case, with respect to such payment, prepayment or repayment; and

(ii)    such Lender or Secured Creditor shall (and shall cause any other recipient that receives funds on its respective behalf to) promptly (and, in all events, within two (2) Business
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Days of its knowledge of such error) notify the Administrative Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the Administrative Agent pursuant to this Section 9.18(b).
(c)    Each Lender and Secured Creditor hereby authorizes the Administrative Agent to set off, net and apply any and all amounts at any time owing to such Lender or Secured Creditor under any Loan Document, or otherwise payable or distributable by the Administrative Agent to such Lender or Secured Creditor from any source, against any amount due to the Administrative Agent under immediately preceding clause (a) or under the indemnification provisions of this Agreement.
(d)    In the event that an Erroneous Payment (or portion thereof) is not recovered by the Administrative Agent for any reason, after demand therefor by the Administrative Agent in accordance with immediately preceding clause (a), from any Lender that has received such Erroneous Payment (or portion thereof) (and/or from any Payment Recipient who received such Erroneous Payment (or portion thereof) on its respective behalf) (such unrecovered amount, an “Erroneous Payment Return Deficiency”), upon the Administrative Agent’s notice to such Lender at any time, (i) such Lender shall be deemed to have assigned its Loans (but not its Revolving Commitments) of the relevant Class with respect to which such Erroneous Payment was made (the “Erroneous Payment Impacted Class”) in an amount equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Administrative Agent may specify) (such assignment of the Loans (but not Revolving Commitments) of the Erroneous Payment Impacted Class, the “Erroneous Payment Deficiency Assignment”) at par plus any accrued and unpaid interest (with the assignment fee to be waived by the Administrative Agent in such instance), and is hereby (together with the Borrowers) deemed to execute and deliver an Assignment Agreement (or, to the extent applicable, an agreement incorporating an Assignment Agreement by reference pursuant to a Platform as to which the Administrative Agent and such parties are participants) with respect to such Erroneous Payment Deficiency Assignment, and such Lender shall deliver any Notes evidencing such Loans to the Borrower Representative or the Administrative Agent, (ii) the Administrative Agent as the assignee Lender shall be deemed to acquire the Erroneous Payment Deficiency Assignment, (iii) upon such deemed acquisition, the Administrative Agent as the assignee Lender shall become a Lender hereunder with respect to such Erroneous Payment Deficiency Assignment and the assigning Lender shall cease to be a Lender hereunder with respect to such Erroneous Payment Deficiency Assignment, excluding, for the avoidance of doubt, its obligations under the indemnification provisions of this Agreement and its applicable Revolving Commitments which shall survive as to such assigning Lender and (iv) the Administrative Agent may reflect in the Register its ownership interest in the Loans subject to the Erroneous Payment Deficiency Assignment. The Administrative Agent may, in its discretion, sell any Loans acquired pursuant to an Erroneous Payment Deficiency Assignment and upon receipt of the proceeds of such sale, the Erroneous Payment Return Deficiency owing by the applicable Lender shall be reduced by the net proceeds of the sale of such Loan (or portion thereof), and the Administrative Agent shall retain all other rights, remedies and claims against such Lender (and/or against any recipient that receives funds on its respective behalf). For the avoidance of doubt, no Erroneous Payment Deficiency Assignment will reduce the Revolving Commitments of any Lender and such Revolving Commitments shall remain available in accordance with the terms of this Agreement. In addition, each party hereto agrees that, except to the extent that the Administrative Agent has sold a Loan (or portion thereof) acquired pursuant to an Erroneous Payment Deficiency Assignment, and irrespective of whether the Administrative Agent may be equitably subrogated, the Administrative Agent shall be contractually subrogated to all the rights and interests of the applicable Lender or Secured Creditor under the Loan Documents with respect to each Erroneous Payment Return Deficiency (the “Erroneous Payment Subrogation Rights”).
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(e)    The parties hereto agree that an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrowers or any other Credit Party, except, in each case, to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from the Borrowers or any other Credit Party for the purpose of making such Erroneous Payment.
(f)    To the extent permitted by applicable law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payment received, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine.
(g)    Each party’s obligations, agreements and waivers under this Section 9.18 shall survive the resignation or replacement of the Administrative Agent, any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the Revolving Commitments and/or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document.
Section 9.19    Certain ERISA Matters.
(a)    Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of any Borrower or any other Credit Party, that at least one of the following is and will be true:
(i)    such Lender is not using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Revolving Commitments or this Agreement,
(ii)    the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Revolving Commitments and this Agreement,
(iii)    (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Revolving Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Revolving Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation
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in, administration of and performance of the Loans, the Revolving Commitments and this Agreement, or
(iv)    such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.
(b)    In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of any Borrower or any other Credit Party, that the Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Revolving Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto).
ARTICLE X.

GUARANTY
Section 10.01    Guaranty by the ~~Borrower. The~~Borrowers
. Without limiting the obligations of the Borrowers under the Guaranty, each Borrower hereby irrevocably and unconditionally guarantees, for the benefit of the Benefited Creditors, all of the following (collectively, the “Borrower Guaranteed Obligations”): all amounts, indemnities and reimbursement obligations, direct or indirect, contingent or absolute, of every type or description, and at any time existing owing by any other Borrower or any Subsidiary of ~~the~~any Borrower under any Designated Hedge Agreement, any Hedge Agreement entered into with any Secured Hedge Provider, or, in each case, any other document or agreement executed and delivered in connection therewith to any Designated Hedge Creditor or Secured Hedge Provider, respectively, and all Banking Services Obligations, in each case, whether now existing, or hereafter incurred or arising, including any such interest or other amounts incurred or arising during the pendency of any bankruptcy, insolvency, reorganization, receivership or similar proceeding, regardless of whether allowed or allowable in such proceeding or subject to an automatic stay under Section 362(a) of the Bankruptcy Code). Such guaranty is an absolute, unconditional, present and continuing guaranty of payment and not of collectibility and is in no way conditioned or contingent upon any attempt to collect from any Subsidiary or Affiliate of ~~the~~any Borrower, or any other action, occurrence or circumstance whatsoever. Upon failure by any Credit Party to pay punctually any of the Borrower Guaranteed Obligations, the ~~Borrower~~Borrowers shall promptly on demand by the Administrative Agent pay the amount not so paid at the place and in the currency and otherwise in the manner specified in this Agreement or any other applicable agreement or instrument.
Section 10.02    Additional Undertaking
. As a separate, additional and continuing obligation, ~~the~~each Borrower unconditionally and irrevocably undertakes and agrees, for the benefit of the Benefited Creditors that, should any Borrower Guaranteed Obligations not be recoverable from the ~~Borrower~~Borrowers under Section 10.01 for any reason whatsoever (including by reason of any provision of any Loan Document or any other agreement or
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instrument executed in connection therewith being or becoming void, unenforceable, or otherwise invalid under any applicable law) then, notwithstanding any notice or knowledge thereof by any Lender, the Administrative Agent, any of their respective Affiliates, or any other person, at any time, ~~the~~such Borrower as sole, original and independent obligor, upon demand by the Administrative Agent, will make payment to the Administrative Agent, for the account of the Benefited Creditors, of all such obligations not so recoverable by way of full indemnity, in such currency and otherwise in such manner as is provided in the Loan Documents or any other applicable agreement or instrument.
Section 10.03    Guaranty Unconditional
. The obligations of ~~the~~each Borrower under this Article X shall be unconditional and absolute and, without limiting the generality of the foregoing shall not be released, discharged or otherwise affected by the occurrence, one or more times, of any of the following:
(a)    any extension, renewal, settlement, compromise, waiver or release in respect to the Borrower Guaranteed Obligations under any agreement or instrument, by operation of law or otherwise;
(b)    any modification or amendment of or supplement to this Agreement, any Note, any other Loan Document, or any agreement or instrument evidencing or relating to any Borrower Guaranteed Obligation;
(c)    any release, non-perfection or invalidity of any direct or indirect security for the Borrower Guaranteed Obligations under any agreement or instrument evidencing or relating to any Borrower Guaranteed Obligations;
(d)    any change in the corporate existence, structure or ownership of any Credit Party or other Subsidiary or any insolvency, bankruptcy, reorganization or other similar proceeding affecting any Credit Party or other Subsidiary or its assets or any resulting release or discharge of any obligation of any Credit Party or other Subsidiary contained in any agreement or instrument evidencing or relating to any of the Borrower Guaranteed Obligations;
(e)    the existence of any claim, set-off or other rights that ~~the~~such Borrower may have at any time against any other Credit Party, the Administrative Agent, any Lender, any Affiliate of any Lender or any other Person, whether in connection herewith or any unrelated transactions;
(f)    any invalidity or unenforceability relating to or against any other Credit Party for any reason of any agreement or instrument evidencing or relating to any of the Borrower Guaranteed Obligations, or any provision of applicable law or regulation purporting to prohibit the payment by any Credit Party of any of the Borrower Guaranteed Obligations; or
(g)    any other act or omission of any kind by any other Credit Party, the Administrative Agent, any Lender or any other Person or any other circumstance whatsoever that might, but for the provisions of this Article, constitute a legal or equitable discharge of ~~the~~such Borrower’s obligations under this Section other than, subject to Section 10.04, payment in full of all Borrower Guaranteed Obligations.
Section 10.04    Borrower Obligations to Remain in Effect; Restoration
. ~~The~~Each Borrower’s obligations under this Article X shall remain in full force and effect until the Revolving Commitments shall have terminated, and the principal of and interest on the Notes and other
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Borrower Guaranteed Obligations, and all other amounts payable by the ~~Borrower~~Borrowers, any other Credit Party or other Subsidiary, under the Loan Documents or any other agreement or instrument evidencing or relating to any of the Borrower Guaranteed Obligations, shall have been paid in full. If at any time any payment of any of the Borrower Guaranteed Obligations is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of such Credit Party, ~~the~~such Borrower’s obligations under this Article with respect to such payment shall be reinstated at such time as though such payment had been due but not made at such time.
Section 10.05    Waiver of Acceptance, etc
. ~~The~~Each Borrower irrevocably waives acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by any person against any other Credit Party or any other Person, or against any collateral or guaranty of any other Person.
Section 10.06    Subrogation
. Until the indefeasible payment in full of all of the Obligations and the termination of the Revolving Commitments hereunder, ~~the~~no Borrower shall have ~~no~~any rights, by operation of law or otherwise, upon making any payment under this Section 10.06 to be subrogated to the rights of the payee against any other Credit Party with respect to such payment or otherwise to be reimbursed, indemnified or exonerated by any such Credit Party in respect thereof.
Section 10.07    Effect of Stay
. In the event that acceleration of the time for payment of any amount payable by any Credit Party under any of the Borrower Guaranteed Obligations is stayed upon insolvency, bankruptcy or reorganization of such Credit Party, all such amounts otherwise subject to acceleration under the terms of any applicable agreement or instrument evidencing or relating to any of the Borrower Guaranteed Obligations shall nonetheless be payable by the ~~Borrower~~Borrowers under this Article forthwith on demand by the Administrative Agent.
ARTICLE XI.

MISCELLANEOUS
Section 11.01    Payment of Expenses etc
. Each Credit Party agrees to pay (or reimburse the Administrative Agent, the Lenders or their Affiliates, as the case may be) all of the following: (i) whether or not the transactions contemplated hereby are consummated, for all reasonable out-of-pocket costs and expenses of the Administrative Agent actually incurred in connection with the negotiation, preparation, syndication, administration and execution and delivery of the Loan Documents and the documents and instruments referred to therein and the syndication of the Revolving Commitments; (ii) all reasonable out-of-pocket costs and expenses of the Administrative Agent actually incurred in connection with any amendment, waiver or consent relating to any of the Loan Documents; (iii) all reasonable out-of-pocket costs and expenses of the Administrative Agent, the Lenders and their Affiliates actually incurred in connection with the enforcement of any of the Loan Documents or the other documents and instruments referred to therein, including the reasonable fees and disbursements of any individual counsel to the Administrative Agent and any Lender and costs and expenses incurred during any legal proceeding or in connection with any workout or restructuring; (iv)
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any and all present and future stamp and other similar taxes with respect to the foregoing matters and save the Administrative Agent and each of the Lenders harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to any such indemnified Person) to pay such taxes; (v) all the actual costs and expenses of creating and perfecting Liens in favor of the Administrative Agent, for the benefit of Secured Creditors, including filing and recording fees, expenses and amounts owed pursuant to Article III, search fees, title insurance premiums and fees, expenses and disbursements of counsel to the Administrative Agent and of counsel providing any opinions that the Administrative Agent or the Required Lenders may request in respect of the Collateral or the Liens created pursuant to the Security Documents; (vi) all the actual costs and fees, expenses and disbursements of any external auditors, accountants, consultants or appraisers; and (vii) all the actual costs and expenses (including the fees, expenses and disbursements of counsel and of any appraisers, consultants, advisors and agents employed or retained by the Administrative Agent and its counsel) in connection with the custody or preservation of any of the Collateral.
Section 11.02    Indemnification
. Each Credit Party agrees to indemnify the Administrative Agent, each Lender, and their respective Related Parties (collectively, the “Indemnitees”) from and hold each of them harmless against any and all losses, liabilities, claims, damages or expenses reasonably incurred by any of them as a result of, or arising out of, or in any way related to, or by reason of (i) any investigation, litigation or other proceeding (whether or not any Indemnitee is a party thereto) related to the entering into and/or performance of any Loan Document or the use of the proceeds of any Loans hereunder or the consummation of any transactions contemplated in any Loan Document, other than any such investigation, litigation or proceeding arising out of transactions solely between any of the Lenders or the Administrative Agent, transactions solely involving the assignment by a Lender of all or a portion of its Loans and Revolving Commitments, or the granting of participations therein, as provided in this Agreement, or arising solely out of any examination of a Lender by any regulatory or other Governmental Authority having jurisdiction over it that is not in any way related to the entering into and/or performance of any Loan Document, or (ii) the actual or alleged presence of Hazardous Materials in the air, surface water or groundwater or on the surface or subsurface of any Real Property owned, leased or at any time operated by the Credit Parties or any of their respective Subsidiaries, the release, generation, storage, transportation, handling or disposal of Hazardous Materials at any location, whether or not owned or operated by the Credit Parties or any of their respective Subsidiaries, if ~~the~~any Borrower or any such Subsidiary could have or is alleged to have any responsibility in respect thereof, the non-compliance of any such Real Property with foreign, federal, state and local laws, regulations and ordinances (including applicable permits thereunder) applicable thereto, or any Environmental Claim asserted against any Credit Party or any of their respective Subsidiaries, in respect of any such Real Property, including, in the case of each of (i) and (ii) above, the reasonable documented fees and disbursements of counsel incurred in connection with any such investigation, litigation or other proceeding (but excluding any such losses, liabilities, claims, damages or expenses of any Indemnitee to the extent incurred by reason of the gross negligence or willful misconduct of such Indemnitee, in each case, as determined by a final non-appealable judgment of a court of competent jurisdiction). To the extent that the undertaking to indemnify, pay or hold harmless any Person set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, each Credit Party shall make the maximum contribution to the payment and satisfaction of each of the indemnified liabilities that is permissible under applicable law.
Section 11.03    Right of Setoff
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. In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default, each Lender is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to any Credit Party or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other Indebtedness at any time held or owing by such Lender (including by branches, agencies and Affiliates of such Lender wherever located) to or for the credit or the account of any Credit Party against and on account of the Obligations and liabilities of any Credit Party to such Lender under this Agreement or under any of the other Loan Documents, including all claims of any nature or description arising out of or connected with this Agreement or any other Loan Document, irrespective of whether or not such Lender shall have made any demand hereunder and although said Obligations, liabilities or claims, or any of them, shall be contingent or unmatured; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (a) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.13 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. Each Lender agrees to promptly notify the Borrower Representative after any such set off and application, provided, however, that the failure to give such notice shall not affect the validity of such set off and application.
Section 11.04    Equalization.
(a)    Equalization. If at any time any Lender receives any amount hereunder (whether by voluntary payment, by realization upon security, by the exercise of the right of setoff or banker’s lien, by counterclaim or cross action, by the enforcement of any right under the Loan Documents, or otherwise) that is applicable to the payment of the principal of, or interest on, the Loans (other than Swing Line Loans), Swing Line Loan Participations or Fees (other than Fees that are intended to be paid solely to the Administrative Agent and amounts payable to a Lender under Article III), of a sum that with respect to the related sum or sums received by other Lenders is in a greater proportion than the total of such Obligation then owed and due to such Lender bears to the total of such Obligation then owed and due to all of the Lenders immediately prior to such receipt, then such Lender receiving such excess payment shall purchase for cash without recourse or warranty from the other Lenders an interest in the Obligations to such Lenders in such amount as shall result in a proportional participation by all of the Lenders in such amount. The provisions of this Section 11.04(a) shall not be construed to apply to (i) any payment made by the ~~Borrower~~Borrowers pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender), or (ii) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant, other than to the ~~Borrower~~Borrowers or any Subsidiary thereof (as to which the provisions of this paragraph shall apply).
(b)    Recovery of Amounts. If any amount paid to any Lender pursuant to subpart (a) above is recovered in whole or in part from such Lender, such original purchase shall be rescinded, and the purchase price restored ratably to the extent of the recovery.
(c)    Consent of ~~Borrower. The~~Borrowers. Each Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements in subpart (a) may exercise against ~~the~~such
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Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of ~~the~~such Borrower in the amount of such participation.
Section 11.05    Notices.
(a)    Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in subpart (c) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail as follows:
(i)    if to ~~the~~any Borrower, to ~~it~~the Borrower Representative at 3284 Northside Parkway NW, Suite 150, Atlanta, GA 30327, Attention: Michael J. Cronin with a copy to Borrower Representative at 3284 Northside Parkway NW, Suite 150, Atlanta, GA 30327, Attention: Jeffrey R. Sprain;
(ii)    if to any other Credit Party, to it at 3284 Northside Parkway NW, Suite 150, Atlanta, GA 30327, Attention: Michael J. Cronin, with a copy to Borrower Representative at 3284 Northside Parkway NW, Suite 150, Atlanta, GA 30327, Attention: Jeffrey R. Sprain;
(iii)    if to the Administrative Agent, to it at the Notice Office; and
(iv)    if to a Lender, to it at its address (or facsimile number) set forth next to its name on the signature pages hereto or, in the case of any Lender that becomes a party to this Agreement by way of assignment under Section 11.04 of this Agreement, to it at the address set forth in the Assignment Agreement to which it is a party;
(b)    Receipt of Notices. Notices and communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by facsimile shall be deemed to have been given when sent and receipt has been confirmed by telephone. Notices delivered through electronic communications to the extent provided in subpart (c) below shall be effective as provided in said subpart (c).
(c)    Electronic Communications. Notices and other communications to the Administrative Agent or any Lender hereunder and required to be delivered pursuant to Section 6.01 may be delivered or furnished by electronic communication (including e-mail and Internet or intranet web sites) pursuant to procedures approved by the Administrative Agent. The Administrative Agent and the Borrower Representative may, in their discretion, agree in a separate writing to accept notices and other communications to them hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications. Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient, and (ii) notices or communications posted to an Internet or intranet web site shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the web site address therefor.
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(d)    Change of Address, Etc. Any party hereto may change its address or facsimile number for notices and other communications hereunder by notice to each of the other parties hereto in accordance with Section 11.05(a).
Section 11.06    Successors and Assigns.
(a)    Successors and Assigns Generally. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns; provided, however, that ~~the~~no Borrower may ~~not~~ assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender, and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of paragraph (c) of this Section, (ii) by way of participation in accordance with the provisions of paragraph (b) of this Section or (iii) by way of pledge or assignment of a security interest subject to the restrictions of paragraph (g) of this Section (and any other attempted assignment or transfer by any party thereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in paragraph (b) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.
(b)    Participations. Any Lender may at any time grant participations in any of its rights hereunder or under any of the Revolving Facility Notes to an Eligible Assignee or any other Person (other than a natural person or ~~the~~any Borrower or any ~~of the Borrower’s Affiliates or Subsidiaries~~Affiliate or Subsidiary of any Borrower), provided that in the case of any such participation,
(i)    the participant shall not have any rights under this Agreement or any of the other Loan Documents, including rights of consent, approval or waiver (the participant’s rights against such Lender in respect of such participation to be those set forth in the agreement executed by such Lender in favor of the participant relating thereto),
(ii)    such Lender’s obligations under this Agreement (including its Revolving Commitments hereunder) shall remain unchanged,
(iii)    such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations,
(iv)    such Lender shall remain the holder of the Obligations owing to it and of any Revolving Facility Note issued to it for all purposes of this Agreement, and
(v)    the ~~Borrower~~Borrowers, the Administrative Agent, and the other Lenders shall continue to deal solely and directly with the selling Lender in connection with such Lender’s rights and obligations under this Agreement, and all amounts payable by the ~~Borrower~~Borrowers hereunder shall be determined as if such Lender had not sold such participation, except that the participant shall be entitled to the benefits of Article III to the extent that such Lender would be entitled to such benefits if the participation had not been entered into or sold, and, provided, further, that no Lender shall transfer, grant or sell any participation under which the participant shall have rights to approve any amendment to or waiver of this Agreement or any other Loan Document except to the extent (A) such participant is an Affiliate or an Approved Fund of the Lender
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granting the participations or (B) such amendment or waiver would (x) extend the final scheduled maturity of any of the Loans in which such participant is participating, or reduce the rate or extend the time of payment of interest or Fees thereon (except in connection with a waiver of the applicability of any post-default increase in interest rates), or reduce the principal amount thereof, or increase such participant’s participating interest in any Revolving Commitment over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default shall not constitute a change in the terms of any such Revolving Commitment), (y) release all or any substantial portion of the Collateral, or release any guarantor from its guaranty of any of the Obligations, except in accordance with the terms of the Loan Documents, or (z) consent to the assignment or transfer by ~~the~~any Borrower of any of its rights and obligations under this Agreement and, provided still further that each participant shall be entitled to the benefits of Section 3.01, Section 3.02 and Section 3.03 with respect to its participation as if it was a Lender, except that a participant (i) shall deliver the forms described in Section 3.03(g) only to the Lender granting it such participation and (ii) agrees to be subject to Section 3.04 as though it were an assignee under subpart (c) of this Section and (iii) shall not be entitled to receive any greater payment under Section 3.01, Section 3.02 or Section 3.03 than the applicable Lender would have been entitled to receive absent the participation, except to the extent such entitlement to a greater payment arose from a Change in Law, after the participant became a participant hereunder. For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 9.09 with respect to any payments made by such Lender to its participants.
In the event that any Lender sells participations in a Loan, such Lender shall, acting for this purpose as a non-fiduciary agent of the ~~Borrower~~Borrowers, maintain a register on which it enters the name of all participants in such Loan and the principal amount (and stated interest thereon) of the portion of such Loan that is the subject of the participation (the “Participant Register”). A Loan (and the registered note, if any, evidencing the same) may be participated in whole or in part only by registration of such participation on the Participant Register (and each registered note shall expressly so provide). Any participation of a Loan (and the registered note, if any, evidencing the same) may be effected only by the registration of such participation on the Participant Register. The Participant Register shall be available for inspection by the Borrower Representative and any Lender at any reasonable time and from time to time upon reasonable prior notice; provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.
(c)    Assignments by Lenders.
(i)    Any Lender may assign all, or if less than all, a fixed portion, of its Loans and/or Revolving Commitment and its rights and obligations hereunder to one or more Eligible Assignees, each of which shall become a party to this Agreement as a Lender by execution of an Assignment Agreement; provided, however, that
(A)    except in the case of (x) an assignment of the entire remaining amount of the assigning Lender’s Loans and/or Revolving Commitments or (y) an assignment to
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another Lender, an Affiliate of such Lender or an Approved Fund with respect to such Lender, the aggregate amount of the Revolving Commitment so assigned (which for this purpose includes the Loans outstanding thereunder) shall not be less than $5,000,000;
(B)    upon surrender of the old Revolving Facility Notes, if any, upon request of the new Lender, new Revolving Facility Notes will be issued, at the ~~Borrower’s~~Borrowers’ expense, to such new Lender and to the assigning Lender, to the extent needed to reflect the revised Revolving Commitments; and
(C)    unless waived by the Administrative Agent, the Administrative Agent shall receive at the time of each such assignment, from the assigning or assignee Lender, the payment of a non-refundable assignment fee of $4,500.
(ii)    To the extent of any assignment pursuant to this subpart (c), the assigning Lender shall be relieved of its obligations hereunder with respect to its assigned Revolving Commitments provided, that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.
(iii)    At the time of each assignment pursuant to this subpart (c), to a Person that is not already a Lender hereunder and that is not a U.S. Person for Federal income tax purposes, the respective assignee Lender shall provide to the Borrower Representative and the Administrative Agent the applicable Internal Revenue Service Forms (and any necessary additional documentation) described in Section 3.03(g).
(iv)    With respect to any Lender, the transfer of any Revolving Commitment of such Lender and the rights to the principal of, and interest on, any Loan made pursuant to such Revolving Commitment shall not be effective until such transfer is recorded on the Lender Register maintained by the Administrative Agent (on behalf of and acting solely for this purpose as a non-fiduciary agent of the ~~Borrower~~Borrowers) with respect to ownership of such Revolving Commitment and Loans, including the name and address of the Lenders and the principal amount of the Loans (and stated interest thereon). Prior to such recordation, all amounts owing to the transferor with respect to such Revolving Commitment and Loans shall remain owing to the transferor. The registration of assignment or transfer of all or part of any Revolving Commitments and Loans shall be recorded by the Administrative Agent on the Lender Register only upon the acceptance by the Administrative Agent of a properly executed and delivered Assignment Agreement pursuant to this subpart (c). The Lender Register shall be available for the inspection by the Borrower Representative at any reasonable time and from time to time upon reasonable prior notice.
(v)    Nothing in this Section shall prevent or prohibit (A) any Lender that is a bank, trust company or other financial institution from pledging its Revolving Facility Note or Loans to a Federal Reserve Bank or to any Person that extends credit to such Lender in support of borrowings made by such Lender from such Federal Reserve Bank or such other Person, or (B) any Lender that is a trust, limited liability company, partnership or other investment company from pledging its Revolving Facility Note or Loans to a trustee or agent for the benefit of holders of certificates or debt securities issued by it. No such pledge, or any assignment pursuant to or in lieu of an enforcement of such a pledge, shall relieve the transferor Lender from its obligations hereunder.
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(vi)    In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the ~~Borrower~~Borrowers and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent, the Swing Line Lender and each other Lender hereunder (and interest accrued thereon), and (y) acquire (and fund as appropriate) its full pro rata share of all Loans and participations in Swing Line Loans in accordance with its Revolving Facility Percentage. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs.
Notwithstanding anything contained herein, no Lender may assign, sell, negotiate or otherwise transfer (a “Sale”) its Loans and/or Revolving Commitment or participations in Swing Line Loans to ~~Advisor,~~the PAC REIT, any other Credit Party or any Affiliate of any of the foregoing.
(d)    No SEC Registration or Blue Sky Compliance. Notwithstanding any other provisions of this Section, no transfer or assignment of the interests or obligations of any Lender hereunder or any grant of participation therein shall be permitted if such transfer, assignment or grant would require ~~the~~any Borrower to file a registration statement with the SEC or to qualify the Loans under the “Blue Sky” laws of any State.
(e)    Representations of Lenders. Each Lender initially party to this Agreement hereby represents, and each Person that becomes a Lender pursuant to an assignment permitted by this Section will, upon its becoming party to this Agreement, represents that it is a commercial lender, other financial institution or other “accredited” investor (as defined in SEC Regulation D) that makes or acquires loans in the ordinary course of its business and that it will make or acquire Loans for its own account in the ordinary course of such business; provided, however, that subject to the preceding Section 11.06(b) and (c), the disposition of any promissory notes or other evidences of or interests in Indebtedness held by such Lender shall at all times be within its exclusive control.
Section 11.07    No Waiver; Remedies Cumulative
. No failure or delay on the part of the Administrative Agent or any Lender in exercising any right, power or privilege hereunder or under any other Loan Document and no course of dealing between the ~~Borrower~~Borrowers and the Administrative Agent or any Lender shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. No notice to or demand on ~~the~~any Borrower in any case shall entitle ~~the~~such Borrower to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Administrative Agent or the Lenders to any other or further action in any circumstances without notice or demand. Without limiting the generality of the foregoing, the making of
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a Loan shall not be construed as a waiver of any Default or Event of Default, regardless of whether the Administrative Agent or any Lender may have had notice or knowledge of such Default or Event of Default at the time. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies that the Administrative Agent or any Lender would otherwise have.
Section 11.08    Governing Law; Submission to Jurisdiction; Venue; Waiver of Jury Trial.
(a)    THIS AGREEMENT AND EACH OTHER LOAN DOCUMENT (EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN A LOAN DOCUMENT) AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
(b)    EACH CREDIT PARTY HEREBY IRREVOCABLY CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN NEW YORK CITY IN ANY LITIGATION OR OTHER PROCEEDING BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, ANY LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT, THE LENDERS, OR THE CREDIT PARTIES IN CONNECTION HEREWITH OR THEREWITH; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND; PROVIDED, FURTHER, THAT NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY LENDER TO BRING PROCEEDINGS AGAINST ANY CREDIT PARTY IN THE COURTS OF ANY OTHER JURISDICTION.
(c)    EACH CREDIT PARTY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK AT THE ADDRESS FOR NOTICES SPECIFIED IN SECTION 11.05. EACH CREDIT PARTY HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION THAT IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO IN CLAUSE (b) ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY CREDIT PARTY HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, SUCH CREDIT PARTY HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THE LOAN DOCUMENTS. EACH CREDIT PARTY HEREBY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT THAT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LEGAL ACTION OR PROCEEDING REFERRED TO IN THIS SECTION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES.
(d)    THE ADMINISTRATIVE AGENT, EACH LENDER AND EACH CREDIT PARTY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE TO THE
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FULLEST EXTENT PERMITTED BY LAW ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, ANY LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT, SUCH LENDER OR SUCH CREDIT PARTY IN CONNECTION THEREWITH. EACH CREDIT PARTY ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE ADMINISTRATIVE AGENT AND EACH LENDER ENTERING INTO THE LOAN DOCUMENTS.
Section 11.09    Counterparts
. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same agreement. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower Representative and the Administrative Agent.
Section 11.10    Integration
. This Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent, for its own account and benefit and/or for the account, benefit of, and distribution to, the Lenders, constitute the entire contract among the parties relating to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof or thereof. To the extent that there is any conflict between the terms and provisions of this Agreement and the terms and provisions of any other Loan Document, the terms and provisions of this Agreement will prevail.
Section 11.11    Headings Descriptive
. The headings of the several Sections and other portions of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.
Section 11.12    Amendment or Waiver; Acceleration by Required Lenders.
(a)    Neither this Agreement nor any other Loan Document, nor any terms hereof or thereof, may be amended, changed, waived or otherwise modified unless such amendment, change, waiver or other modification is in writing and signed by each Credit Party that is a party thereto, the Administrative Agent and the Required Lenders or by the Administrative Agent acting at the written direction of the Required Lenders; provided, however, that
(i)    no change, waiver or other modification shall:
(A)    (1) increase the amount of any Revolving Commitment of any Lender hereunder, without the written consent of such Lender or (2) increase the Total Revolving Commitment (except in accordance with Section 2.14) without the consent of all the Lenders;
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(B)    extend or postpone the Revolving Facility Termination Date or the maturity date provided for herein that is applicable to any Loan of any Lender, or extend or postpone any scheduled expiration or termination date provided for herein that is applicable to a Revolving Commitment of any Lender (except in each case, in accordance with Section 2.15), without the written consent of such Lender;
(C)    reduce the principal amount of any Loan made by any Lender, or reduce the rate or extend, defer or delay the time of payment of, or excuse the payment of, principal or interest thereon (other than as a result of (x) waiving the applicability of any post-default increase in interest rates or (y) any amendment or modification of defined terms used in financial covenants), without the written consent of such Lender; or
(D)    reduce the rate or extend the time of payment of, or excuse the payment of, any Fees to which any Lender is entitled hereunder, without the written consent of such Lender;
(E)    amend or waive any provision of any Buy-Sell Agreement without the consent of each Lender;
(F)    amend or otherwise modify Section 7.04(f), or waive any requirement in such Section, such that the Recourse Indebtedness that is Secured Indebtedness described therein could at any time exceed $75,000,000 without the written consent of the Required Lenders, which must include the Administrative Agent ~~and the Documentation Agent~~; and
(ii)    no change, waiver or other modification or termination shall, without the written consent of each Lender affected thereby,
(A)    release ~~the~~any Borrower from any of its obligations hereunder;
(B)    release ~~the~~any Borrower from its guaranty obligations under Article X or release any Credit Party from the Guaranty, except, in the case of a Subsidiary Guarantor, in accordance with a transaction permitted under this Agreement;
(C)    release all or any substantial portion of the Collateral, except in connection with a transaction permitted under this Agreement;
(D)    amend, modify or waive any provision of this Section 11.12, Section 8.03, or any other provision of any of the Loan Documents pursuant to which the consent or approval of all Lenders, or a number or specified percentage or other required grouping of Lenders or Lenders having Revolving Commitments, is by the terms of such provision explicitly required;
(E)    reduce the percentage specified in, or otherwise modify, the definition of Required Lenders;
(F)    consent to the assignment or transfer by ~~the~~any Borrower of any of its rights and obligations under this Agreement; or
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(G)    amend, modify or waive any provision of Section 2.05(b), Section 2.12(b) or Section 2.12(e).
Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) the Revolving Commitment of any Defaulting Lender may not be increased, reinstated or extended without the written consent of such Defaulting Lender and (y) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender more adversely than other affected Lenders shall require the written consent of such Defaulting Lender. Any waiver or consent with respect to this Agreement given or made in accordance with this Section shall be effective only in the specific instance and for the specific purpose for which it was given or made. Any Event of Default occurring under this Agreement or any other Loan Document shall continue to exist until such time as such Event of Default is waived in accordance with the terms of this Agreement.
(b)    No provision of Article IX may be amended without the consent of the Administrative Agent, and no provision of Section 2.03 may be amended without the consent of the Swing Line Lender.
(c)    To the extent the Required Lenders (or all of the Lenders, as applicable, as shall be required by this Section) waive the provisions of Section 7.02 with respect to the sale, transfer or other disposition of any Collateral, or any Collateral is sold, transferred or disposed of as permitted by Section 7.02, (i) such Collateral (but not any proceeds thereof) shall be sold, transferred or disposed of free and clear of the Liens created by the respective Security Documents; (ii) if such Collateral includes all of the capital stock of a Subsidiary that is a party to the Guaranty or whose stock is pledged pursuant to the Security Agreement, such capital stock (but not any proceeds thereof) shall be released from the Security Agreement and such Subsidiary shall be released from the Guaranty; and (iii) the Administrative Agent shall be authorized to take actions deemed appropriate by it in order to effectuate the foregoing.
(d)    In no event shall the Required Lenders, without the prior written consent of each Lender, direct the Administrative Agent to (i) accelerate and demand payment of the Loans held by one Lender without accelerating and demanding payment of all other Loans or to terminate the Revolving Commitments of one or more Lenders without terminating the Revolving Commitments of all Lenders or (ii) enforce the remedies under any Buy-Sell Agreement.  Each Lender agrees that, except as otherwise provided in any of the Loan Documents and without the prior written consent of the Required Lenders, it will not take any legal action or institute any action or proceeding against any Credit Party with respect to any of the Obligations or Collateral, or accelerate or otherwise enforce its portion of the Obligations. Without limiting the generality of the foregoing, none of Lenders may exercise any right that it might otherwise have under applicable law to credit bid at foreclosure sales, uniform commercial code sales or other similar sales or dispositions of any of the Collateral except as authorized by the Required Lenders. Notwithstanding anything to the contrary set forth in this Section 11.12(d) or elsewhere herein, each Lender shall be authorized to take such action to preserve or enforce its rights against any Credit Party where a deadline or limitation period is otherwise applicable and would, absent the taking of specified action, bar the enforcement of Obligations held by such Lender against such Credit Party, including the filing of proofs of claim in any insolvency proceeding.
(e)    Notwithstanding anything to the contrary contained in this Section 11.12, (x) Security Documents (including any Additional Security Documents) and related documents executed by Subsidiaries of the ~~Borrower~~Borrowers in connection with this Agreement may be in a form reasonably
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determined by the Administrative Agent and may be amended, supplemented and waived with the consent of the Administrative Agent and the ~~Borrower~~Borrowers without the need to obtain the consent of any other Person if such amendment, supplement or waiver is delivered in order (i) to comply with local law or advice of local counsel, (ii) to cure ambiguities, omissions, mistakes or defects or (iii) to cause such Security Document or other document to be consistent with this Agreement and the other Loan Documents and (y) if following the Closing Date, the Administrative Agent and the ~~Borrower~~Borrowers shall have jointly identified an ambiguity, inconsistency, obvious error or any error or omission of a technical or immaterial nature, in each case, in any provision of the Loan Documents, then the Administrative Agent and the Credit Parties shall be permitted to amend such provision and such amendment shall become effective without any further action or consent of any other party to any Loan Documents if the same is not objected to in writing by the Required Lenders within five (5) Business Days following receipt of notice thereof.
(f)    If, in connection with any proposed amendment, modification, termination, waiver or consent with respect to any provisions hereof as contemplated by this Section 11.12 that requires the consent of a greater percentage of the Lenders than the Required Lenders, the consent of the Required Lenders shall have been obtained but the consent of a Lender whose consent is required shall not have been obtained (each a “Non-Consenting Lender”), then the ~~Borrower~~Borrowers may, at ~~its~~their sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with the restrictions contained in Section 11.06(c), all its interests, rights and obligations under this Agreement to an Eligible Assignee that shall assume such obligations; provided that (A) the ~~Borrower~~Borrowers shall have received the prior written consent of the Administrative Agent, which consent shall not be unreasonably withheld or delayed, (B) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the ~~Borrower~~Borrowers (in the case of all other amounts, including any breakage compensation under Section 3.02 and any amounts accrued and owing to such Lender under Section 3.01(a)(i), Section 3.01(c), or Section 3.03), and (C) such Eligible Assignee shall consent at the time of such assignment to each matter in respect of which such Non-Consenting Lender did not consent. Each Lender agrees that, if it becomes a Non-Consenting Lender and is being replaced in accordance with this Section 11.12(e), it shall execute and deliver to the Administrative Agent an Assignment Agreement to evidence such assignment and shall deliver to the Administrative Agent any Revolving Facility Notes previously delivered to such Non-Consenting Lender. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the ~~Borrower~~Borrowers to require such assignment and delegation cease to apply.
Section 11.13    Survival of Indemnities
. All indemnities set forth herein including in Article III, Section 9.09 or Section 11.02 shall survive the execution and delivery of this Agreement and the making and repayment of the Obligations.
Section 11.14    Domicile of Loans
. Each Lender may transfer and carry its Loans at, to or for the account of any branch office, subsidiary or affiliate of such Lender; provided, however, that the ~~Borrower~~Borrowers shall not be responsible for costs arising under Section 3.01 resulting from any such transfer (other than a transfer pursuant to Section 3.04) to the extent not otherwise applicable to such Lender prior to such transfer.
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Section 11.15    Confidentiality.
(a)    Each of the Administrative Agent and the Lenders agrees to maintain the confidentiality of the Confidential Information, except that Confidential Information may be disclosed (1) to its and its Affiliates’ directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the persons to whom such disclosure is made will be informed of the confidential nature of such Confidential Information and instructed to keep such Confidential Information confidential), (2) to any direct or indirect contractual counterparty in any Hedge Agreement (or to any such contractual counterparty’s professional advisor), so long as such contractual counterparty (or such professional advisor) agrees to be bound by the provisions of this Section, (3) to the extent requested by any regulatory authority, (4) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (5) to any other party to this Agreement, (6) to any other creditor of any Credit Party that is a direct or intended beneficiary of any of the Loan Documents, (7) in connection with the exercise of any remedies hereunder or under any of the other Loan Documents, or any suit, action or proceeding relating to this Agreement or any of the other Loan Documents or the enforcement of rights hereunder or thereunder, (8) subject to an agreement containing provisions substantially the same as those of this Section, to any assignee of or participant in any of its rights or obligations under this Agreement, or in connection with transactions permitted pursuant to Section 11.06(c)(v), (9) with the consent of the Borrower Representative, or (10) to the extent such Confidential Information (i) becomes publicly available other than as a result of a breach of this Section 11.15, or (ii) becomes available to the Administrative Agent or any Lender on a non-confidential basis from a source other than a Credit Party and not otherwise in violation of this Section 11.15.
(b)    As used in this Section, “Confidential Information” shall mean all information received from ~~the~~any Borrower relating to ~~the~~such Borrower or its business, other than any such information that is available to the Administrative Agent or any Lender on a non-confidential basis prior to disclosure by ~~the~~such Borrower.
(c)    Any Person required to maintain the confidentiality of Confidential Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Confidential Information as such Person would accord to its own confidential information. The ~~Borrower~~Borrowers hereby ~~agrees~~agree that the failure of the Administrative Agent or any Lender to comply with the provisions of this Section shall not relieve the ~~Borrower~~Borrowers, or any other Credit Party, of any of ~~its~~their obligations under this Agreement or any of the other Loan Documents.
Section 11.16    General Limitation of Liability
. No claim may be made by any Credit Party, any Lender, the Administrative Agent or any other Person against the Administrative Agent, or any other Lender or the Affiliates, directors, officers, employees, attorneys or agents of any of them for any damages other than actual compensatory damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement or any of the other Loan Documents, or any act, omission or event occurring in connection therewith; and ~~the~~each Borrower, each Lender and the Administrative Agent hereby, to the fullest extent permitted under applicable law, waive, release and agree not to sue or counterclaim upon any such claim for any special, consequential or punitive damages, whether or not accrued and whether or not known or suspected to exist in their favor.
Section 11.17    No Duty
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. All attorneys, accountants, appraisers, consultants and other professional persons (including the firms or other entities on behalf of which any such Person may act) retained by the Administrative Agent or any Lender with respect to the transactions contemplated by the Loan Documents shall have the right to act exclusively in the interest of the Administrative Agent or such Lender, as the case may be, and shall have no duty of disclosure, duty of loyalty, duty of care, or other duty or obligation of any type or nature whatsoever to ~~the~~any Borrower, to any of ~~its~~their respective Subsidiaries, or to any other Person, with respect to any matters within the scope of such representation or related to their activities in connection with such representation. ~~The~~Each Borrower agrees, on behalf of itself and its Subsidiaries, not to assert any claim or counterclaim against any such persons with regard to such matters, all such claims and counterclaims, now existing or hereafter arising, whether known or unknown, foreseen or unforeseeable, being hereby waived, released and forever discharged.
Section 11.18    Lenders and Agent Not Fiduciary to ~~Borrower~~Borrowers, etc
. The relationship among the PAC REIT and its Subsidiaries, on the one hand, and the Administrative Agent and the Lenders, on the other hand, is solely that of debtor and creditor, and the Administrative Agent and the Lenders have no fiduciary or other special relationship with the PAC REIT and its Subsidiaries, and no term or provision of any Loan Document, no course of dealing, no written or oral communication, or other action, shall be construed so as to deem such relationship to be other than that of debtor and creditor.
Section 11.19    Survival of Representations and Warranties
. All representations and warranties herein shall survive the making of Loans hereunder, the execution and delivery of this Agreement, the Notes and the other documents the forms of which are attached as Exhibits hereto, the issue and delivery of the Notes, any disposition thereof by any holder thereof, and any investigation made by the Administrative Agent or any Lender or any other holder of any of the Notes or on its behalf. All statements contained in any certificate or other document delivered to the Administrative Agent or any Lender or any holder of any Notes by or on behalf of the PAC REIT or any of its Subsidiaries pursuant hereto or otherwise specifically for use in connection with the transactions contemplated hereby shall constitute representations and warranties by the ~~Borrower~~Borrowers hereunder, made as of the respective dates specified therein or, if no date is specified, as of the respective dates furnished to the Administrative Agent or any Lender.
Section 11.20    Severability
. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
Section 11.21    Independence of Covenants
. All covenants hereunder shall be given independent effect so that if a particular action, event, condition or circumstance is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations or restrictions of, another covenant, shall not avoid the occurrence of a Default or an Event of Default if such action is taken or event, condition or circumstance exists.
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Section 11.22    Interest Rate Limitation
. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts that are treated as interest on such Loan under applicable law (collectively, the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) that may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Base Rate to the date of repayment, shall have been received by such Lender.
Section 11.23    USA Patriot Act
. Each Lender subject to the USA Patriot Act hereby notifies the ~~Borrower~~Borrowers that pursuant to the requirements of the USA Patriot Act, it is required to obtain, verify and record information that identifies the ~~Borrower~~Borrowers, which information includes the name and address of the ~~Borrower~~Borrowers and each other Credit Party and other information that will allow such Lender to identify the ~~Borrower~~Borrowers and each other Credit Party in accordance with the USA Patriot Act.
Section 11.24    Advertising and Publicity
. No Credit Party shall issue or disseminate to the public (by advertisement, including any “tombstone” advertisement, press release or otherwise), submit for publication or otherwise cause or seek to publish any information describing the credit or other financial accommodations made available by the Lenders pursuant to this Agreement and the other Loan Documents without the prior written consent of the Administrative Agent. Nothing in the foregoing shall be construed to prohibit any Credit Party from making any submission or filing which it is required to make by applicable law or pursuant to judicial process..
Section 11.25    Release of Guarantees and Liens
. Notwithstanding anything to the contrary contained herein or in any other Loan Document, the Administrative Agent is hereby irrevocably authorized by each Lender (without requirement of notice to or consent of any Lender) to take any action requested by the ~~Borrower~~Borrowers having the effect of releasing any Collateral or guarantee obligations (i) to the extent necessary to permit consummation of any transaction permitted by any Loan Document or that has been consented to in accordance with the terms hereof or (ii) under the circumstances described in the next succeeding sentence. When this Agreement has been terminated and all of the Obligations have been fully and finally discharged (other than obligations in respect of Designated Hedge Agreements and contingent indemnity obligations) and the obligations of the Administrative Agent and the Lenders to provide additional credit under the Loan Documents have been terminated irrevocably, and the Credit Parties have delivered to the Administrative Agent a written release of all claims against the Administrative Agent and the Lenders, in form and substance reasonably satisfactory to the Administrative Agent, the Administrative Agent will, at the ~~Borrower’s~~Borrowers’ sole expense, execute and deliver any termination statements, lien releases, mortgage releases, re-assignments of intellectual property, discharges of security interests, and other similar discharge or release documents (and, if applicable, in recordable form) as are necessary or
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advisable to release, as of record, the Administrative Agent’s Liens and all notices of security interests and liens previously filed by the Administrative Agent with respect to the Obligations.
Section 11.26    Payments Set Aside
. To the extent that any Secured Creditor receives a payment from or on behalf of the ~~Borrower~~Borrowers or any other Credit Party, from the proceeds of any Collateral, from the exercise of its rights of setoff, any enforcement action or otherwise, and such payment is subsequently, in whole or in part, invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party, then to the extent of such recovery, the obligations or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor, shall be revived and continued in full force and effect as if such payment had not occurred.
Section 11.27    Amendment and Restatement
. This Agreement constitutes an amendment and restatement of the Existing Credit Agreement in its entirety effective from and after the Closing Date. The execution and delivery of this Agreement shall not constitute a novation, release, impairment or discharge of the Existing Revolving Commitment or any of the obligations existing under the Existing Credit Agreement. On the Closing Date, the Existing Revolving Commitment and all other obligations of ~~Borrower~~PAC OP outstanding as of such date under the Existing Credit Agreement, as amended, shall be deemed to be Revolving Commitments and obligations outstanding under this Agreement, without any further action by any Person.
Section 11.28    Acknowledgement and Consent to Bail-In of EEA Financial Institutions
. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any ~~EEA~~Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the ~~write-down and conversion~~Write-Down and Conversion powers of an ~~EEA~~the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)    the application of any Write-Down and Conversion Powers by ~~an EEA~~the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an ~~EEA~~Affected Financial Institution; and
(b)    the effects of any ~~Bail-in~~Bail-In Action on any such liability, including, if applicable:
(i)    a reduction in full or in part or cancellation of any such liability;
(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such ~~EEA~~Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(iii)    the variation of the terms of such liability in connection with the exercise of the ~~write-down and conversion powers of any EEA~~Write-Down and Conversion Powers of the applicable Resolution Authority.
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Section 11.29    Acknowledgement Regarding Any Supported QFCs
. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for a Hedging Obligation or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):
(a)    In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.
(b)    As used in this Section 11.29, the following terms have the following meanings:
(i)    “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.
(ii)    “Covered Entity” means any of the following:
(A)    a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §252.82(b);
(B)    a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §47.3(b); or
(C)    a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §382.2(b).
(iii)    “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§252.81, 47.2 or 382.1, as applicable.
(iv)    “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).
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Section 11.30    Dealings with Multiple Borrowers.
(a)    All Obligations shall be joint and several Obligations of the Borrowers. The Administrative Agent, the Lenders and the other Secured Creditors shall have the right to deal with any Authorized Officer of the Borrower Representative or any other Borrower with regard to all matters concerning the rights and obligations of any Lender or other Secured Creditor hereunder and pursuant to applicable law with regard to the transactions contemplated under the Loan Documents. All actions or inactions of the Authorized Officers of the Borrower Representative or any other Borrower with regard to the transactions contemplated under the Loan Documents shall be deemed with full authority and binding upon all Borrowers.
(b)    Each Borrower hereby appoints the Borrower Representative as its true and lawful attorney-in-fact, with full right and power, for purposes of exercising all rights of such Person hereunder and under applicable law with regard to the transactions contemplated under the Loan Documents. The provisions of this Section 11.30 and the Lenders’ and other Secured Creditors’ reliance thereon are material inducements to the agreement of the Lenders and other Secured Creditors to enter into this Agreement and to consummate the transactions contemplated hereby.
(c)    Each of the Borrowers jointly and severally hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Borrowers with respect to the payment and performance of all of the Obligations (other than any Excluded Swap Obligation with respect to such Borrower). To the extent that any of the Borrowers shall fail to make any payment or performance with respect to any of the Obligations, then the other Borrowers will do so, when and as due. Each of the Borrowers is accepting joint and several liability to the extent set forth above herein in consideration of the financial accommodation to be provided by the Lenders and other Secured Creditors under this Agreement, for the mutual benefit, directly and indirectly, of each the other applicable Borrowers and in consideration of the undertakings of each of the other applicable Borrowers to accept joint and several liability for the obligations of each of them.
(d)    Except as otherwise expressly provided herein and subject to the terms of this Agreement and the other Loan Documents, (i) each Borrower hereby waives notice of acceptance of its joint and several liability, notice of any Loan made under this Agreement, notice of occurrence of any Event of Default, or of any demand for any payment under this Agreement or any other Loan Document, notice of any action at any time taken or omitted by any Lender or other Secured Creditor under or in respect of any of the Obligations, any requirement of diligence and, generally, all demands, notices and other formalities of every kind in connection with this Agreement and the other Loan Documents, and (ii) each Borrower hereby assents to, and waives notice of, any extension or postponement of the time for the payment of any of the Obligations, the acceptance of any partial payment thereon, any waiver, consent or other action or acquiescence by any Lender or other Secured Creditor at any time or times in respect of any default by any Borrower in the performance or satisfaction of any term, covenant, condition or provision of this Agreement, any and all other indulgences whatsoever by any Lender or other Secured Creditor in respect of any of the Obligations, and the taking, addition, substitution or release, in whole or in part, at any time or times, of any security for any of the Obligations or in part, at any time or times, of any security for any of the Obligations or the addition, substitution or release, in whole or in part, of any Borrower.
(e)    The provisions of this Section 11.30 are made for the benefit of the Lenders and other Secured Creditors and their respective successors and assigns, and such Persons shall not be required to marshal any of their respective claims, exercise their respective rights against any of the other Borrowers
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or any other Credit Party, exhaust their respective remedies against any of the other Borrowers or any other Credit Party, resort to any other source or means of obtaining payment of any of the Obligations, or elect any other remedy. If any payment made on the Obligations is rescinded or must be returned by any Secured Creditor upon the insolvency, bankruptcy or reorganization of any of the Borrowers or any other Credit Party, or otherwise, the provisions of this Section 11.30 will forthwith be reinstated in effect, as though such payment had not been made.
(f)    Notwithstanding any provision to the contrary contained herein or in any other of the Loan Documents, to the extent the joint obligations of a Borrower or any other Credit Party shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers) then the obligations of each Borrower and each other Credit Party hereunder shall be limited to the maximum amount that is permissible under applicable law (whether federal or state and including, without limitation, debtor relief laws of the United States or other applicable jurisdictions from time to time in effect), after taking into account, among other things, such Borrower’s and such Credit Party’s right of contribution and indemnification from each other Borrower or other Credit Party under applicable law.
(g)    Each Borrower shall immediately notify the Borrower Representative of the occurrence of any Default or Event of Default hereunder, refer to this Agreement, and describe such Default or Event of Default. In the event that the Borrower Representative receives such notice, the Borrower Representative shall give prompt notice thereof to the Administrative Agent and the Lenders in accordance with the terms of this Agreement.
(h)    Any notice provided to the Borrower Representative hereunder shall constitute notice to each Borrower on the date received by the Borrower Representative.
Section 11.31    Electronic Execution of Assignments and Certain Other Documents
. The words “execute,” “execution,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby (including, without limitation, Assignment Agreements, Notices of Borrowing, amendments or other modifications, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Requirement of Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that, notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it.

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EXHIBIT B-1

FORM OF NOTICE OF BORROWING

________________, 20____

KeyBank National Association, as Administrative Agent 1200 Abernathy Road NE, Suite 1550 Atlanta, Georgia 30328
    Re:    Notice of Borrowing
Ladies and Gentlemen:
The undersigned, PREFERRED APARTMENT COMMUNITIES OPERATING PARTNERSHIP, L.P., a Delaware limited liability company (“PAC OP” or the “Borrower Representative”), refers to the Fourth Amended and Restated Credit Agreement, dated as of August 5, 2016 (as the same may be amended, restated or otherwise modified from time to time, the “Credit Agreement,” the terms defined therein being used herein as therein defined), among PAC OP, PAC CARVEOUT, LLC, a Delaware limited liability company (“PAC Carveout”; and, together with PAC OP, each a “Borrower” and, collectively, the “Borrowers”), PREFERRED APARTMENT COMMUNITIES, INC., a Maryland corporation (the “PAC REIT”), the lenders from time to time party thereto, and KEYBANK NATIONAL ASSOCIATION, as the Administrative Agent, and hereby gives you notice, irrevocably, pursuant to Section 2.04(b) of the Credit Agreement, that the undersigned hereby requests one or more Borrowings under the Credit Agreement, and in that connection therewith sets forth on Annex 1 hereto the information relating to each such Borrowing (collectively the “Proposed Borrowing”) as required by Section 2.04(b) of the Credit Agreement.
The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Borrowing:
(A)    the representations and warranties of the Credit Parties contained in the Credit Agreement and the other Loan Documents are and will be true and correct in all material respects (or in the case of any representation and warranty that is already subject to a materiality qualifier, true and correct), before and after giving effect to the Proposed Borrowing and to the application of the proceeds thereof, as though made on such date, except to the extent that such representations and warranties expressly relate to an earlier specified date, in which case such representations and warranties were true and correct in all material respects (or in the case of any representation and warranty that is already subject to a materiality qualifier, true and correct) as of the date when made; and
(B)    no Default or Event of Default has occurred and is continuing, or would result from such Proposed Borrowing or from the application of the proceeds thereof.
[Signature Page Follows]
    Exhibit B-1
NAI-1518028898v2

Signature Page to Notice of Borrowing
NAI-1518028898v2

Very truly yours,

PREFERRED APARTMENT COMMUNITIES OPERATING PARTNERSHIP, L.P., as Borrower Representative

By: Preferred Apartment Communities, Inc., its general partner

By:______________________________________
      Name:
      Title:

Signature Page to Notice of Borrowing
NAI-1518028898v2

Annex 1
to
Notice of Borrowing
_____________________________________________________________________________________

1.    The Business Day of the Proposed Borrowing is [________________].
2.    The proceeds of the Proposed Borrowing should be made available to the following Borrower(s):
(a)     $___________ to [PAC OP] [PAC Carveout]
[(b)    $___________ to [PAC OP] [PAC Carveout]]
3.    The Type of Loan[s] comprising the Proposed Borrowing [is a][are] [Base Rate Loan[s]] [Eurodollar Loan[s]] [Swing Loan[s]].
4.    The Aggregate amount of [the] [each] Loan is [as follows]:
[(a)    Base Rate Loan: $___________.]
[(b)    Eurodollar Loan: $___________.]
[(c)    Swing Loan: $__________.]
5.    [The Interest Period for the Eurodollar Loans is _____________.]
6.    [The Swing Loan Maturity Date for the Swing Loan[s] is _________.]
7.    The intended use of proceeds of the Proposed Borrowing (consistent with the uses specified in Section 5.06 of the Credit Agreement) is as follows: [__________________________]

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